UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: January 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds
Nuveen Equity Funds

Semi-Annual Report January 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQFX	NBQIX

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Table
of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager's Comments	5
Risk Considerations	8
Fund Performance and Expense Ratios	9
Holding Summaries	12
Expense Examples	13
Portfolios of Investments	14
Statement of Assets and Liabilities	19
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Additional Fund Information	32
Glossary of Terms Used in this Report	33
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Chairman’s Letter
to Shareholders
Dear Shareholders,
The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets dropped, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial market shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.
In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances.
Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, despite the administration’s initial focus on trade and immigration policy. However, when a substantive fiscal policy does emerge, the potential for legislative approval is not assured. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany and France, and possibly a snap election in Italy.
Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
March 28, 2017

4      NUVEEN

Portfolio Manager's
Comments
Nuveen International Growth Fund
This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Tracy Stouffer, CFA, serves as portfolio manager for the Nuveen International Growth Fund.
On the following pages, the portfolio manager discusses key investment strategies and the Fund’s performance for the six-month reporting period ended January 31, 2017.
How did the Fund perform during the six-month reporting period ended January 31, 2017?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the six-month, one-year, five-year and since inception periods ended January 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index and the Lipper classification average during the six-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2017 and how did these strategies influence performance?
The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well-diversified portfolio.
We invested the majority of the Fund’s portfolio in stocks from developed market countries during the reporting period and a moderate amount in stocks from emerging market countries, with the remaining portion in cash or cash equivalents. In terms of country impact, the Fund’s positions in Japan, Australia, Sweden, Germany and China generally detracted versus the MSCI EAFE Index. However, stock selection in Israel and Canada contributed favorably on a relative basis. At the sector level, the Fund lagged in six of the eleven sectors with particularly difficult results experienced among its financial, materials, consumer discretionary, industrials and information technology holdings. On the other hand, results were positive in the remaining five sectors, with strength seen among our health care, consumer staples, telecommunication services and utilities holdings. In aggregate, stock selection was negative and the main contributor to the Fund’s underperformance versus its MSCI EAFE benchmark. Sector weights and country selections also weighed on results.
In terms of individual holdings, the Fund’s performance was negatively impacted by a position in Australia-based Aconex Limited, which offers one of the most widely used cloud-based, multi-company project collaboration solutions for clients in the construction and engineering industries, as well as the infrastructure, power, mining and oil/gas sectors. Within an eight-month timeframe, several of the firm’s directors offloaded more than $27 million worth of stock, followed by a retirement announcement for the company’s chief financial officer in November 2016. Shares were initially under pressure after the company set lower 2017 financial year forecasts in October 2016, which management attributed to increased research and development (R&D) investment. At the end of January, shares

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Manager's Comments (continued)
dropped sharply after the company again lowered revenue and profit expectations due to the R&D investment, the negative impact of Brexit and poor sales in the U.K. and the Americas. Because the fundamentals of Aconex remain strong, we continue to hold the stock, but did trim our position in mid-January.
Also, the Fund was hurt by a position in IG Group Holdings plc, a London-based provider of financial derivative trading with offices in Europe, Africa, Asia-Pacific, the Middle East and the U.S. The company experienced headwinds after several European financial regulators announced a crackdown on the marketing and sale of contracts for difference (CFDs), which are increasingly being sold online by firms registered in less regulated places like Cyprus to retail investors who may not fully understand the risks of these products. CFDs allow investors to wager on the price movement of assets such as stocks, currencies and commodities without owning the underlying asset. The news of imposed restrictions on the CFD market and spread-betting industry sent IG Group’s shares down sharply in the short term as investors questioned how the company would acquire new customers. In the long run, we expect the company will be able to adapt to the rules and find new means of attracting customers; however, due to the time adjustment expectation, we sold the stock.
Additionally, the Fund’s results were hindered by a position in Chinese firm GDS Holdings Limited, the largest builder and operator of third-party, high performance datacenters in China. GDS is still in the early stages of growth and detracted due to the unfortunate timing of its early-November 2016 initial public offering (IPO), which took place in the midst of a weak Chinese IPO market. Over the next few years, we expect strong growth in high performance datacenters led by rising demand for cloud computing, mobile payments and other internet services in China. We also expect GDS to take share due to significant exposure to Chinese internet giants Alibaba and Tencent, which together account for approximately 80% of the company’s revenue. We continue to hold this position because we believe GDS has a competitive advantage as the only non-carrier affiliated, national provider of datacenters. The company benefits from a limited supply environment and high pre-commitment levels from cloud, financial and enterprise demand.
Finally, a position in DIP Corporation, Japan’s largest provider of online job-related postings and employment information, detracted during the reporting period. Japan has been experiencing a steady monthly increase in the ratio of job offers to applicants for part-time workers, suggesting an increasingly severe shortage of part-time workers in the country. The shortage is due to business cycle and structural factors such as earthquake demand, the general economic upturn, the falling younger generation population and economic services industrialization. Because of this unfavorable backdrop, we decided to sell our position in DIP Corporation in mid-November 2016.
On the positive side, several individual portfolio holdings contributed favorably to the Fund’s performance led by Japanese information technology company SUMCO Corporation, a manufacturer of silicon wafers for semiconductor foundries. The industry was hit with excess capacity at the end of 2015 as smartphone sales started to decline. Although capacity stayed flat, wafer demand picked up in the second half of 2016 as a result of a strong memory end-market. SUMCO’s stock price has benefited from the expectation of wafer price increases.
The Fund also benefited from a position in Israeli information technology firm Tower Semiconductor, Limited, which manufactures analog integrated circuits used in consumer electronics, personal computers, communications, automotive, industrial and medical device products. Over the past few years, the company has made dramatic improvements in the competitiveness of its specialty analog foundry technologies and manufacturing capabilities. At the same time, Tower Semiconductor has strategically positioned itself in high growth niche markets with limited competition. The company is gaining material market share in all of its core target markets. We believe Tower Semiconductor is in the early stages of its success and continue to hold this stock.
In addition, the Fund saw strong results from U.K.-based holding Burford Capital Ltd., the world’s largest provider of financial solutions for business litigation. In December 2016, the company announced an accretive acquisition of U.S.-based GKS Holdings, the parent company of Gerchen Keller Capital, a manager of closed-ended litigation finance funds. Nearly nonexistent in the U.S. a decade ago, litigation finance has turned contingency fees, once the exclusive province of personal injury lawyers, into an institutional investment platform. The Burford-Gerchen deal shows growth and normalization of an industry that was controversial a few years ago, but that has recently become mainstream.
Finally, the Fund benefited from a position in Israeli industrial firm Kornit Digital Limited, which develops, manufactures and markets industrial and commercial printing solutions for the garment, apparel and textile industries. The company delivers complete solutions, including digital printing systems, inks, consumables, software and after-sales support, while their exclusive eco-friendly printing process caters directly to the changing needs of the textile printing value chain. Kornit Digital’s textile printers are being purchased by
6      NUVEEN

Amazon and other retailers that are interested in joining the fast fashion and custom fashion markets. We believe this company still has upside potential driven by accelerating product adoption and the launch of a maintenance program.
In terms of regional and country changes, our security selection resulted in increased exposure to Switzerland, Italy and the Netherlands, and decreased exposure to Thailand, Australia, France, Indonesia, the Philippines, Ireland and South Korea. The result was a decrease in the Fund’s emerging market exposure. In terms of sectors, we increased the Fund’s weightings in financials, energy and telecommunication services, while decreasing weights in real estate investment trusts (REITs), consumer staples, consumer discretionary and utilities. We also invested in six IPOs during the reporting period from four sectors including consumer discretionary, financials, industrials and information technology.
In terms of themes we are emphasizing in the Fund, we remain bullish on the factory of the future and the beneficiaries of automation, which are part of our urbanization and industrialization theme. We also see litigation financing as an emerging, high margin growth industry with uncorrelated returns. Finally, we see infrastructure as a growth industry in most countries because governments are seeking to keep jobs at home, reduce supply chain friction and speed time to market.
NUVEEN      7

Risk
Considerations
Nuveen International Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.
8      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
NUVEEN      9

Fund Performance and Expense Ratios (continued)
Nuveen International Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of January 31, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(2.68)%	1.19%	7.57%	10.98%
Class A Shares at maximum Offering Price	(8.28)%	(4.63)%	6.31%	10.14%
MSCI EAFE Index	3.49%	12.03%	6.04%	8.24%
Lipper International Multi-Cap Growth Funds Classification Average	0.57%	9.08%	5.42%	8.44%
Class C Shares	(3.04)%	0.46%	6.78%	10.16%
Class R3 Shares	(2.79)%	0.95%	7.29%	10.69%
Class I Shares	(2.56)%	1.43%	7.83%	11.25%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	(2.48)%	1.51%
Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(2.74)%	(9.68)%	8.29%	10.52%
Class A Shares at maximum Offering Price	(8.33)%	(14.88)%	7.02%	9.67%
Class C Shares	(3.10)%	(10.36)%	7.50%	9.71%
Class R3 Shares	(2.85)%	(9.89)%	8.02%	10.24%
Class I Shares	(2.58)%	(9.43)%	8.56%	10.80%

	Cumulative
	6-Month	Since Inception
Class R6 Shares	(2.53)%	(2.53)%
Since inception returns for Class A, C, R3 and I Shares and the comparative index and Lipper classification average, are from 4/24/09. Since inception returns for Class R6 Shares are from 6/30/16. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
10      NUVEEN

Fund Performance and Expense Ratios (continued)
Nuveen International Growth Fund
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.23%	1.97%	1.48%	0.83%	0.97%
Net Expense Ratios	1.13%	1.88%	1.38%	0.74%	0.88%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after November 30, 2017) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
NUVEEN      11

Holding
Summaries as of January 31, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen International Growth Fund
Fund Allocation (% of net assets)
Common Stocks	96.8%
Other Assets Less Liabilities	3.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Tower Semiconductor, Limited	2.3%
Deutsche Boerse AG	2.3%
SUMCO Corporation	2.1%
Broadcom Limited	1.8%
Vedanta Resources PLC	1.8%
Portfolio Composition (% of net assets)
Machinery	8.8%
Semiconductors & Semiconductor Equipment	7.9%
Capital Markets	7.2%
Banks	6.3%
Internet Software & Services	5.8%
Oil, Gas & Consumable Fuels	5.4%
Metals & Mining	4.3%
Textiles, Apparel & Luxury Goods	3.7%
Pharmaceuticals	3.3%
Energy Equipment & Services	2.6%
Food Products	2.4%
Software	2.3%
Real Estate Management & Development	2.3%
IT Services	2.2%
Insurance	2.2%
Commercial Services & Supplies	2.0%
Health Care Providers & Services	1.9%
Chemicals	1.9%
Hotels, Restaurants & Leisure	1.8%
Wireless Telecommunication Services	1.7%
Household Durables	1.7%
Other	19.1%
Other Assets Less Liabilities	3.2%
Net Assets	100%
Country Allocation[1] (% of net assets)
Japan	19.2%
United Kingdom	12.7%
Germany	12.3%
Canada	9.7%
Switzerland	5.6%
France	5.5%
Italy	4.6%
China	4.6%
Australia	3.7%
Israel	3.6%
Other	15.3%
Other Assets Less Liabilities	3.2%
Net Assets	100%
1	Includes 9.0% (as a percentage of net assets) in emerging markets countries.
12      NUVEEN

Expense
Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2017.
The beginning of the period is August 1, 2016.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen International Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 973.20	$ 969.60	$ 972.10	$ 975.20	$ 974.40
Expenses Incurred During the Period	$ 5.62	$ 9.33	$ 6.86	$ 3.78	$ 4.38
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.51	$1,015.73	$1,018.25	$1,021.37	$1,020.77
Expenses Incurred During the Period	$ 5.75	$ 9.55	$ 7.02	$ 3.87	$ 4.48
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.88%, 1.38%, 0.76% and 0.88% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
NUVEEN      13

Nuveen International Growth Fund
Portfolio of Investments	January 31, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 96.8%
	COMMON STOCKS – 96.8%
	Aerospace & Defense – 1.0%
34,811	Thales SA, (2)	$ 3,265,781
	Banks – 6.3%
1,505,553	Barclays PLC, (2)	4,178,390
658,000	Hiroshima Bank Limited, (2)	3,074,318
187,561	ING Groep N.V., (2)	2,694,492
393,876	Mediobanca S.p.A, (2)	3,391,284
426,614	Mitsubishi UFJ Financial Group Inc.	2,726,064
87,097	Societe Generale, (2)	4,257,954
	Total Banks	20,322,502
	Building Products – 0.7%
123,581	Arbonia AG, (3)	2,129,307
	Capital Markets – 7.2%
563,950	Burford Capital Ltd.	4,611,417
82,810	Deutsche Boerse AG, (2)	7,381,087
62,212	Macquarie Group Limited, (2)	3,994,972
296,647	Sanne Group PLC	2,321,190
300,575	UBS Group AG	4,842,263
	Total Capital Markets	23,150,929
	Chemicals – 1.9%
773,000	Tokuyama Corporation, (2), (3)	3,459,643
76,700	Tokyo Ohka Kogyo Co., Ltd., (2)	2,740,300
	Total Chemicals	6,199,943
	Commercial Services & Supplies – 2.0%
2,700,000	China Everbright International Limited, (2)	3,274,573
94,856	Intrum Justitia AB, (2)	3,193,418
	Total Commercial Services & Supplies	6,467,991
	Construction & Engineering – 1.0%
73,400	SNC Lavalin Group Inc.	3,163,321
	Construction Materials – 1.2%
116,177	CRH PLC, (2)	4,029,677
	Containers & Packaging – 0.4%
6,600	CCL Industries Inc., Class B Shares	1,358,294
14      NUVEEN

Shares	Description (1)	Value
	Diversified Consumer Services – 0.5%
20,296	TAL Education Group, (3)	$ 1,643,773
	Diversified Financial Services – 0.8%
101,023	Banca IFIS SpA	2,737,263
	Diversified Telecommunication Services – 1.4%
33,200	Nippon Telegraph and Telephone Corporation, ADR, (2)	1,466,521
1,171,076	SpeedCast International Limited, (2)	3,192,002
	Total Diversified Telecommunication Services	4,658,523
	Electrical Equipment – 0.8%
103,162	Prysmian SPA, (2)	2,683,550
	Electronic Equipment, Instruments & Components – 1.1%
9,200	Keyence Corporation, (2)	3,572,977
	Energy Equipment & Services – 2.6%
237,800	Enerflex Limited	3,349,759
324,400	Secure Energy Services Inc.	2,692,427
633,600	Trican Well Service Limited	2,381,021
	Total Energy Equipment & Services	8,423,207
	Food Products – 2.4%
50,400	Ezaki Glico Co., Limited, (2)	2,307,206
45,308	Nestle SA, (2)	3,319,468
39,900	Premium Brands Holdings Corp.	2,138,119
	Total Food Products	7,764,793
	Health Care Equipment & Supplies – 1.3%
37,560	Ion Beam Applications, (2)	1,597,128
34,813	Sartorius AG, (2)	2,450,343
	Total Health Care Equipment & Supplies	4,047,471
	Health Care Providers & Services – 1.9%
50,010	Fresenius Medical Care AG, (2)	4,082,051
82,100	Ship Healthcare Holdings Inc., (2)	2,183,599
	Total Health Care Providers & Services	6,265,650
	Hotels, Restaurants & Leisure – 1.8%
239,080	Basic-Fit NV, (3)	4,159,069
359,200	Sands China Limited, (2)	1,580,467
	Total Hotels, Restaurants & Leisure	5,739,536
	Household Durables – 1.7%
119,000	Fujitsu General Limited, (2)	2,340,956
98,752	Sony Corporation	2,989,223
	Total Household Durables	5,330,179
	Household Products – 0.8%
30,200	Reckitt and Benckiser, (2)	2,591,327
NUVEEN      15

Nuveen International Growth Fund (continued)
Portfolio of Investments	January 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Industrial Conglomerates – 0.7%
28,307	DCC PLC	$ 2,277,271
	Insurance – 2.2%
529,200	AIA Group Limited, (2)	3,276,463
104,200	Sompo Japan Nipponkoa Holdings Inc., (2)	3,773,056
	Total Insurance	7,049,519
	Internet & Direct Marketing Retail – 1.3%
55,337	Shop Apotheke Europe NV, (3)	1,702,484
128,000	Start Today Company Limited, (2)	2,410,943
	Total Internet & Direct Marketing Retail	4,113,427
	Internet Software & Services – 5.8%
964,397	Aconex Limited, (2), (3)	2,211,380
198,876	Baozun Inc., (3)	2,607,264
16,284	Mercadolibre, Inc.	3,018,891
1,099,825	NEXTDC Limited, (2), (3)	2,573,429
151,300	SMS CO., LTD, (2), (3)	3,630,616
110,050	United Internet AG, (2)	4,611,828
	Total Internet Software & Services	18,653,408
	IT Services – 2.2%
34,538	Cap Gemini Group, (2)	2,812,030
525,822	GDS Holdings Limited, (3)	4,343,290
	Total IT Services	7,155,320
	Life Sciences Tools & Services – 1.6%
3,886	Eurofins Scientific, (2)	1,744,664
18,001	Lonza AG, (2)	3,307,128
	Total Life Sciences Tools & Services	5,051,792
	Machinery – 8.8%
86,032	Cargotec Oyj, (2)	4,124,941
56,548	Duerr AG, (2)	4,905,648
173,000	Harmonic Drive Systems Inc., (2)	5,214,303
73,934	KION Group AG, (2)	4,505,829
257,950	Kornit Digital Limited, (3)	4,281,970
10,000	SMC Corporation, (2)	2,729,782
110,000	THK Company Limited, (2)	2,710,530
	Total Machinery	28,473,003
	Media – 1.1%
166,806	Altice NV, Class A Shares, (2), (3)	3,662,035
	Metals & Mining – 4.3%
286,400	Alamos Gold, Inc.	2,148,138
183,515	Barrick Gold Corporation	3,384,017
7,412,000	Maanshan Iron and Steel Company Limited, (2)	2,716,211
16      NUVEEN

Shares	Description (1)	Value
	Metals & Mining (continued)
432,470	Vedanta Resources PLC, (2)	$ 5,715,212
	Total Metals & Mining	13,963,578
	Oil, Gas & Consumable Fuels – 5.4%
90,900	Canadian Natural Resources Limited	2,748,131
202,852	Eni S.p.A., (2)	3,119,015
138,282	Golar LNG, Limited	3,575,972
199,300	Seven Generations Energy Limited, Class A Shares, (3)	3,983,703
393,400	Veresen Inc.	3,999,756
	Total Oil, Gas & Consumable Fuels	17,426,577
	Pharmaceuticals – 3.3%
2,405,000	China Animal Healthcare Limited, (4)	201,478
168,771	GlaxoSmithKline PLC, (2)	3,261,495
60,934	Novartis AG, Sponsored ADR, (2)	4,498,608
1,580,785	Vectura Group PLC, (3)	2,591,180
	Total Pharmaceuticals	10,552,761
	Real Estate Management & Development – 2.3%
105,015	Deutsche Wohnen Ag, (2)	3,425,323
83,048	Grand City Properties SA, (2)	1,516,568
100,900	Open House Company, Limited, (2)	2,361,715
	Total Real Estate Management & Development	7,303,606
	Semiconductors & Semiconductor Equipment – 7.9%
29,849	Broadcom Limited	5,954,875
291,027	Infineon Technologies AG, (2)	5,355,280
436,100	SUMCO Corporation, (2)	6,818,044
348,289	Tower Semiconductor, Limited, (3)	7,387,210
	Total Semiconductors & Semiconductor Equipment	25,515,409
	Software – 2.3%
151,526	Micro Focus International, (2)	4,098,722
77,892	Mobileye NV, (3)	3,346,240
	Total Software	7,444,962
	Specialty Retail – 1.0%
114,681	Maisons du Monde, (3)	3,234,226
	Textiles, Apparel & Luxury Goods – 3.7%
9,992	Adidas-Salomon AG, (2)	1,576,785
17,947	Kering, (2)	4,272,122
25,256	Pandora A/S, (2)	3,309,770
111,822	Salvatore Ferragamo SPA	2,951,404
	Total Textiles, Apparel & Luxury Goods	12,110,081
	Tobacco – 1.4%
72,533	British American Tobacco PLC, (2)	4,477,309
NUVEEN      17

Nuveen International Growth Fund (continued)
Portfolio of Investments	January 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Trading Companies & Distributors – 1.0%
159,341	Ashtead Group PLC	$ 3,219,241
	Wireless Telecommunication Services – 1.7%
73,200	Softbank Corporation, (2)	5,639,308
	Total Long-Term Investments (cost $293,138,849)	312,868,827
	Other Assets Less Liabilities – 3.2%	10,383,154
	Net Assets – 100%	$ 323,251,981
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
18      NUVEEN

Statement of
Assets and Liabilities
January 31, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $293,138,849)	$312,868,827
Cash denominated in foreign currencies (cost $137,884)	138,463
Receivable for:
Dividends	44,190
Investments sold	23,282,856
Reclaims	456,180
Shares sold	3,095,507
Other assets	41,678
Total assets	339,927,701
Liabilities
Cash overdraft	1,438,443
Payable for:
Investments purchased	12,259,826
Shares redeemed	2,424,496
Accrued expenses:
Management fees	154,872
Trustees fees	24,473
12b-1 distribution and service fees	27,935
Other	345,675
Total liabilities	16,675,720
Net assets	$323,251,981
Class A Shares
Net assets	$ 62,314,994
Shares outstanding	1,702,478
Net asset value ("NAV") per share	$ 36.60
Offering price per share (NAV per share plus maximum sales chage of 5.75% of offering price)	$ 38.83
Class C Shares
Net assets	$ 15,707,167
Shares outstanding	447,612
NAV and offering price per share	$ 35.09
Class R3 Shares
Net assets	$ 949,563
Shares outstanding	26,223
Net assets value per share	$ 36.21
Class R6 Shares
Net assets	$ 29,765,027
Shares outstanding	806,378
NAV and offering price per share	$ 36.91
Class I Shares
Net assets	$214,515,230
Shares outstanding	5,815,618
NAV and offering price per share	$ 36.89
Net assets consist of:
Capital paid-in	$349,209,755
Undistributed (Over-distribution of) net investment income	(1,597,922)
Accumulated net realized gain (loss)	(44,023,993)
Net unrealized appreciation (depreciation)	19,664,141
Net assets	$323,251,981
Authorized shares – per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
NUVEEN      19

Statement of
Operations
Six Months Ended January 31, 2017 (Unaudited)

Investment Income (net of foreign tax withheld of $101,088)	$ 1,434,738
Expenses
Management fees	1,330,678
12b-1 service fees - Class A Shares	109,327
12b-1 distibution and service fees - Class C Shares	88,903
12b-1 distibution and service fees - Class R3 Shares	2,372
Shareholder servicing agent fees	248,531
Custodian fees	195,858
Trustees fees	5,983
Professional fees	68,434
Shareholder reporting expenses	53,097
Federal and state registration fees	38,900
Other	12,922
Total expenses before fee waiver/expense reimbursement	2,155,005
Fee waiver/expense reimbursement	(338,464)
Net expenses	1,816,541
Net investment income (loss)	(381,803)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	5,667,174
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(16,941,108)
Net realized and unrealized gain (loss)	(11,273,934)
Net increase (decrease) in net assets from operations	$(11,655,737)
See accompanying notes to financial statements.
20      NUVEEN

Statement of
Changes in Net Assets
(Unaudited)

	Six Months Ended 1/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$ (381,803)	$ 1,115,939
Net realized gain (loss) from investments and foreign currency	5,667,174	(38,467,922)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(16,941,108)	1,271,399
Net increase (decrease) in net assets from operations	(11,655,737)	(36,080,584)
Distributions to Shareholders
From net investment income:
Class A Shares	—	(1,067,682)
Class C Shares	—	(63,369)
Class R3 Shares	—	(4,750)
Class R6 Shares	—	—
Class I Shares	—	(4,109,348)
Decrease in net assets from distributions to shareholders	—	(5,245,149)
Fund Share Transactions
Proceeds from sale of shares	57,462,413	261,701,182
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	4,299,391
	57,462,413	266,000,573
Cost of shares redeemed	(136,933,845)	(200,867,844)
Net increase (decrease) in net assets from Fund share transactions	(79,471,432)	65,132,729
Net increase (decrease) in net assets	(91,127,169)	23,806,996
Net assets at the beginning of period	414,379,150	390,572,154
Net assets at the end of period	$ 323,251,981	$ 414,379,150
Undistributed (Over-distribution of) net investment income at the end of period	$ (1,597,922)	$ (1,216,119)
See accompanying notes to financial statements.
NUVEEN      21

Financial
Highlights (Unaudited)
International Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (04/09)
2017(e)	$37.61	$(0.06)	$(0.95)	$(1.01)	$ —	$ —	$ —	$36.60
2016	41.73	0.06	(3.77)	(3.71)	(0.41)	—	(0.41)	37.61
2015	39.42	0.02	2.45	2.47	—	(0.16)	(0.16)	41.73
2014	34.98	0.03	5.27	5.30	(0.14)	(0.72)	(0.86)	39.42
2013	26.34	0.10	8.62	8.72	(0.08)	—	(0.08)	34.98
2012	31.33	(0.05)	(4.84)	(4.89)	(0.09)	(0.01)	(0.10)	26.34
Class C (04/09)
2017(e)	36.20	(0.20)	(0.91)	(1.11)	—	—	—	35.09
2016	40.16	(0.24)	(3.61)	(3.85)	(0.11)	—	(0.11)	36.20
2015	38.22	(0.24)	2.34	2.10	—	(0.16)	(0.16)	40.16
2014	34.07	(0.21)	5.08	4.87	—	(0.72)	(0.72)	38.22
2013	25.78	(0.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(0.25)	(4.71)	(4.96)	—	(0.01)	(0.01)	25.78
Class R3 (04/09)
2017(e)	37.26	(0.11)	(0.94)	(1.05)	—	—	—	36.21
2016	41.33	(0.01)	(3.75)	(3.76)	(0.31)	—	(0.31)	37.26
2015	39.14	(0.06)	2.41	2.35	—	(0.16)	(0.16)	41.33
2014	34.77	(0.34)	5.48	5.14	(0.05)	(0.72)	(0.77)	39.14
2013	26.19	(0.06)	8.65	8.59	(0.01)	—	(0.01)	34.77
2012	31.13	(0.10)	(4.81)	(4.91)	(0.02)	(0.01)	(0.03)	26.19
Class R6 (06/16)
2017(e)	37.86	—**	(0.95)	(0.95)	—	—	—	36.91
2016(f)	36.37	(0.01)	1.50	1.49	—	—	—	37.86
Class I (04/09)
2017(e)	37.86	(0.02)	(0.95)	(0.97)	—	—	—	36.89
2016	42.00	0.14	(3.77)	(3.63)	(0.51)	—	(0.51)	37.86
2015	39.66	0.13	2.45	2.58	(0.08)	(0.16)	(0.24)	42.00
2014	35.18	0.07	5.36	5.43	(0.23)	(0.72)	(0.95)	39.66
2013	26.49	0.09	8.75	8.84	(0.15)	—	(0.15)	35.18
2012	31.52	—**	(4.85)	(4.85)	(0.17)	(0.01)	(0.18)	26.49
22      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.68)%	$ 62,315	1.31%*	(0.53)%*	1.13%*	(0.35)%*	195%
(8.91)	102,083	1.31	0.06	1.21	0.16	351
6.23	86,862	1.38	(0.09)	1.24	0.05	414
15.21	69,253	1.52	(0.04)	1.42	0.07	326
33.17	7,056	1.93	(0.20)	1.42	0.31	358
(15.58)	906	1.65	(0.42)	1.43	(0.19)	246

(3.04)	15,707	2.07*	(1.30)*	1.88*	(1.11)*	195
(9.60)	20,065	2.06	(0.76)	1.96	(0.66)	351
5.46	21,287	2.12	(0.77)	1.99	(0.63)	414
14.33	9,723	2.28	(0.65)	2.17	(0.54)	326
32.20	144	2.70	(1.14)	2.17	(0.61)	358
(16.16)	54	2.43	(1.22)	2.18	(0.97)	246

(2.79)	950	1.57*	(0.80)*	1.38*	(0.62)*	195
(9.14)	991	1.57	(0.14)	1.46	(0.03)	351
5.97	226	1.62	(0.28)	1.49	(0.15)	414
14.85	181	1.79	(0.97)	1.67	(0.85)	326
32.83	624	2.22	(0.77)	1.67	(0.21)	358
(15.79)	463	1.89	(0.61)	1.68	(0.39)	246

(2.48)	29,765	0.94*	(0.18)*	0.76*	0.01*	195
4.10	32,015	0.89*	(0.56)*	0.76*	(0.43)*	351

(2.56)	214,515	1.07*	(0.29)*	0.88*	(0.11)*	195
(8.69)	259,225	1.06	0.28	0.96	0.38	351
6.50	282,197	1.13	0.18	0.99	0.32	414
15.48	115,789	1.27	0.08	1.17	0.19	326
33.48	26,975	1.72	(0.26)	1.17	0.29	358
(15.36)	19,107	1.39	(0.20)	1.18	0.01	246
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2017.
(f)	For the period June 30, 2016 (commencement of operations) through July 31, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      23

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen International Growth Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is January 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2017 (the "current fiscal period”).
Investment Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives
The Fund’s investment objective is to seek long-term capital appreciation.
The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of it's financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders at least annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
24      NUVEEN

Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified
NUVEEN      25

Notes to Financial Statements (Unaudited) (continued)
as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services ("pricing service"). As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund's Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$109,997,773	$202,669,576**	$201,478***	$312,868,827

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Common Stocks	$ —	$(58,265,140)	$58,265,140	$ —	$ —	$ —
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
26      NUVEEN

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
Japan	$ 62,149,104	19.2%
United Kingdom	41,180,633	12.7
Germany	39,810,742	12.3
Canada	31,346,686	9.7
Switzerland	18,096,774	5.6
France	17,842,113	5.5
Italy	14,882,516	4.6
China	14,786,589	4.6
Australia	11,971,783	3.7
Israel	11,669,180	3.6
Other	45,786,467	14.3
Total non-U.S. securities	$309,522,587	95.8%
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
NUVEEN      27

Notes to Financial Statements (Unaudited) (continued)
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 1/31/17		Year Ended 7/31/16
International Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	146,125	$ 5,303,637	1,679,929	$ 63,151,617
Class C	19,190	679,215	165,082	6,060,542
Class R3	1,949	69,636	22,292	847,016
Class R6	2	56	—	—
Class R6 – exchanges	—	—	845,664	30,756,807
Class I	1,428,945	51,409,869	4,258,622	160,885,200
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	26,932	1,056,249
Class C	—	—	1,560	59,154
Class R3	—	—	122	4,750
Class R6	—	—	—	—
Class I	—	—	80,671	3,179,238
	1,596,211	57,462,413	7,080,874	266,000,573
Shares redeemed:
Class A	(1,157,711)	(41,529,206)	(1,074,411)	(39,780,404)
Class C	(125,923)	(4,365,629)	(142,407)	(5,086,029)
Class R3	(2,322)	(84,032)	(1,293)	(48,834)
Class R6	(39,288)	(1,440,057)	—	—
Class I	(2,460,911)	(89,514,921)	(3,365,061)	(125,195,770)
Class I – exchanges	—	—	(845,664)	(30,756,807)
	(3,786,155)	(136,933,845)	(5,428,836)	(200,867,844)
Net increase (decrease)	(2,189,944)	$ (79,471,432)	1,652,038	$ 65,132,729
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated $700,309,316 and $788,913,949, respectively.
28      NUVEEN

6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.
As of January 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$295,433,764
Gross unrealized:
Appreciation	$ 28,119,470
Depreciation	(10,684,407)
Net unrealized appreciation (depreciation) of investments	$ 17,435,063
Permanent differences, primarily due to foreign currency transactions, investments in passive foreign investment companies, tax basis earnings and profits adjustments and net operating losses, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$ (305,765)
Undistributed (Over-distribution of) net investment income	1,358,452
Accumulated net realized gain (loss)	(1,052,687)
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Funds' last tax year end, were as follows:

Undistributed net ordinary income[1]	$ —
Undistributed net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's last tax year ended July 31, 2016, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$5,245,149
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2016, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward - not subject to expiration	$48,155,392
The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[2]	$ —
Late-year ordinary losses[3]	456,981

[2]	Capital losses incurred from November 1, 2015 through July 31, 2016, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through July 31, 2016 and specified losses incurred from November 1, 2015 through July 31, 2016.
NUVEEN      29

Notes to Financial Statements (Unaudited) (continued)
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual Fund-level fee, payable monthly, for the Fund, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2017, the complex-level fee rate for the Fund was 0.1854%.
The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after November 30, 2017) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation that expires may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Other Transactions with Affiliates
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
30      NUVEEN

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$17,315
Paid to financial intermediaries	15,421
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$9,187
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$16,802
The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$2,927
8.  Borrowings Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.
NUVEEN      31

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com, and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
32      NUVEEN

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
NUVEEN      33

Notes
34      NUVEEN

Notes
NUVEEN      35

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-IGF-0117P124133

Mutual Funds
Nuveen Equity Funds

Semi-Annual Report January 31, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX

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or

Table
of Contents

Chairman’s Letter to Shareholders	4
Portfolio Manager's Comments	5
Risk Considerations	9
Fund Performance and Expense Ratios	11
Holding Summaries	16
Expense Examples	19
Portfolios of Investments	21
Statement of Assets and Liabilities	31
Statement of Operations	33
Statement of Changes in Net Assets	34
Financial Highlights	36
Notes to Financial Statements	42
Additional Fund Information	54
Glossary of Terms Used in this Report	55
NUVEEN      3

Chairman’s Letter
to Shareholders
Dear Shareholders,
The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets dropped, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial market shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.
In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances.
Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, despite the administration’s initial focus on trade and immigration policy. However, when a substantive fiscal policy does emerge, the potential for legislative approval is not assured. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany and France, and possibly a snap election in Italy.
Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
March 28, 2017

4      NUVEEN

Portfolio Manager's
Comments
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen, LLC. James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception. Here he discusses key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2017.
How did the Funds perform during the six-month reporting period ended January 31, 2017?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2017 and how did these strategies influence performance?
Nuveen Santa Barbara Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the S&P 500® Index and its Lipper classification average for the six-month reporting period ended January 31, 2017.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, and 3) a focus on companies with growing dividends.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.
Stock selection was the key driver of this underperformance, as allocation effects were slightly positive. Selections in the financials sector were a leading source of negative relative performance, driven by a lack of exposure to some of the more strongly performing banks during the reporting period. Industrials sector holdings also notably contributed to underperformance, primarily driven by a single holding experiencing slowing growth. Positive selection in the telecommunications services sector limited underperformance, with the Fund holdings in the sector declining to a lesser degree than seen among S&P 500® telecom companies. Holdings in the materials sector contributed to relative performance as well, mostly driven by Packaging Corporation of America, which benefited from lower costs and higher volumes.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
NUVEEN      5

Portfolio Manager's Comments (continued)
Several individual holdings positively contributed to the Fund’s performance, including major bank JPMorgan Chase & Co. The company’s loan and deposit growth was reported as positive during the reporting period, which could prove beneficial in a rising rate environment. Further, the bank has effectively controlled costs and has been able to lower both loan and legal reserves. Another sizeable bank, Wells Fargo & Company, was an additional contributor. The bank has recovered perhaps surprisingly quickly from its recent issues with unauthorized account openings, due in part to multiple wide-ranging initiatives aimed at allaying customer and regulator concerns, and also possibly due to the negligible financial impact of the situation. Branch traffic and customer loyalty surveys have so far showed minimal negative repercussions. Also contributing was consumer electronics and computer firm Apple, Inc. The company benefited from the positive reception of its latest flagship offering, the iPhone 7. Additionally, Apple increased its share of revenue coming from service offerings during the reporting period.
Several individual holdings detracted from the Fund’s performance, including pharmaceutical company Novo Nordisk AS. We believe pricing concerns and related earnings guidance downgrades have led to investor pessimism regarding the company’s long-term growth outlook. We find such pessimism to be overdone, however. In our view, trends for increasing instances of obesity and diabetes globally make for a compelling environment for Novo Nordisk, given the company’s position as a leader in treatment for these important health concerns. Global information and measurement company Nielsen Holdings PLC was an additional top detractor from the Fund’s performance. We believe investors were disappointed by reduced revenue and earnings guidance following several periods of growth. Further, the company’s financial flexibility was somewhat diminished due to its recent purchase of media metadata company Gracenote. Technological changes continue to impact the relevance of some of the company’s products, but we believe Nielsen is pursuing effective strategies to manage these challenges. Pharmacy health care provider CVS Health Corporation was another top detractor. The company reduced earnings guidance as a result of losing some prescription business to competition. CVS has stated that 2017 will be a challenging year, but the company has plans to resume growth by 2018 via new products and savings programs. We are carefully monitoring the details of these plans in order to determine appropriate exposure to the company.
Nuveen Santa Barbara Global Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI World Index and its Lipper classification average for the six-month reporting period ended January 31, 2017.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.
The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial well-being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.
Stock selection effects were the key driver of this benchmark underperformance, but sector allocation was also relatively negative. Stock selections and an unfavorable overweight position in the telecommunications services sector were a leading source of negative relative performance, driven by the unfavorable effects of rising interest rates. Consumer staples sector holdings also notably contributed to underperformance, on weakness across several companies. A significantly underweight position in the weakest MSCI World sector, real estate, helped to limit underperformance. Holdings in the energy sector also positively contributed to relative performance, mostly driven by companies benefiting from improved oil prices.
6      NUVEEN

Several individual holdings positively contributed to the Fund’s performance, including bank holding company BOC Hong Kong Holdings Limited. The company had recently sold a subsidiary, Nanyang Commercial Bank, producing significant proceeds that allowed for greater excess capital and the announcement of a special dividend. BOC Hong Kong has experienced strong loan growth and has maintained a rate of impaired loans that is lower than the industry average. Also contributing was major bank JPMorgan Chase & Co. The company’s loan and deposit growth was reported as positive over the period, which could prove beneficial in a rising rate environment. Further, the bank has effectively controlled costs and has been able to lower both loan and legal reserves. Packaging manufacturer Packaging Corp. of America was another contributor. During the reporting period the company reported financial results that were higher than expectations on lower costs and higher volumes. The company also announced expectations of higher shipments of packaging cardboard and paper, as well as higher selling prices for paper.
Several individual holdings detracted from the Fund’s performance, including pharmaceutical company Novo Nordisk A/S. We believe pricing concerns and related earnings guidance downgrades have led to investor pessimism regarding the company’s long-term growth outlook. We find such pessimism to be overdone, however. In our view, trends for increasing instances of obesity and diabetes globally make for a compelling environment for Novo Nordisk, given the company’s position as a leader in treatment for these important health concerns. British telecommunications company Vodafone Group PLC was an additional top detractor from the Fund’s performance. The company was negatively impacted by general weakness in the European telecommunications sector, which has been marked by slow growth, rising capital expenditures, a regulatory environment unfavorable toward consolidation and rising rates. Along with these difficulties in its European markets, Vodafone is also facing an increasingly competitive environment in India. Despite this, the company announced what we view as reasonable results during the reporting period, with improving earnings due to healthy performance in its German market. Also detracting was global information and measurement company Nielsen Holdings PLC. We believe investors were disappointed by reduced revenue and earnings guidance following several periods of growth. Further, the company’s financial flexibility was somewhat diminished due to its recent purchase of media metadata company Gracenote. Technological changes continue to impact the relevance of some of the company’s products, but we believe Nielsen is pursuing effective strategies to manage these challenges.
Nuveen Santa Barbara International Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed both the MSCI EAFE Index and its Lipper classification average during the six-month reporting period ended January 31, 2017.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.
The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends.
Stock selection was the key driver of this underperformance, as allocation effects were slightly positive. Selections in the materials sector were a leading source of negative relative performance, driven by a lack of exposure to some of the companies benefiting most from expectations for improved global growth. Telecommunication services sector holdings also notably contributed to underperformance, driven by the unfavorable effects of rising interest rates. Holdings in the financials sector helped to limit relative underperformance, driven by companies perceived to be well-positioned for a higher growth environment. A lack of exposure to the fairly weak real estate sector also proved beneficial.
Several individual holdings positively contributed to the Fund’s performance, including bank holding company BOC Hong Kong Holdings Limited. The company had recently sold a subsidiary, Nanyang Commercial Bank, producing significant proceeds that allowed for
NUVEEN      7

Portfolio Manager's Comments (continued)
greater excess capital and the announcement of a special dividend. BOC Hong Kong has experienced strong loan growth, and has maintained a rate of impaired loans that is lower than the industry average. Also contributing was Japanese financial services holding company Mitsubishi UFJ Financial Group Inc. In our view, the company is behaving much like a U.S. regional bank in the wake of the U.S. presidential election, due to its significant U.S. exposure as well as due to the benefits Japan is widely expected to accrue from global growth. Additionally, Japanese yields have been pressured by rising U.S. yields, so the prospect of the Bank of Japan avoiding an even deeper negative rate policy proved favorable to Mitsubishi UFJ. Danish bank Danske Bank A/S was another contributor. The company benefited from higher-than-expected earnings on increased corporate customer activity. We continue to find Danske Bank to be one of the most shareholder-friendly banks in Europe.
Several individual holdings detracted from the Fund’s performance, including pharmaceutical company Novo Nordisk A/S. We believe pricing concerns and related earnings guidance downgrades have led to investor pessimism regarding the company’s long-term growth outlook. We find such pessimism to be overdone, however. In our view, trends for increasing instances of obesity and diabetes globally make for a compelling environment for Novo Nordisk, given the company’s position as a leader in treatment for these important health concerns. Global information and measurement company Nielsen Holdings PLC was an additional top detractor from the Fund’s performance. We believe investors were disappointed by reduced revenue and earnings guidance following several periods of growth. Further, the company’s financial flexibility was somewhat diminished due to its recent purchase of media metadata company Gracenote. Technological changes continue to impact the relevance of some of the company’s products, but we believe Nielsen is pursuing effective strategies to manage these challenges. Spanish electric utility Red Eléctrica Corporación SA was another top detractor, impacted by weakness across utilities during the reporting period. We believe the company continues to execute well in the challenging environment.
8      NUVEEN

Risk
Considerations
Nuveen Santa Barbara Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.
Nuveen Santa Barbara Global Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
Nuveen Santa Barbara International Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
NUVEEN      9

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10      NUVEEN

Fund Performance
and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.
NUVEEN      11

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of January 31, 2017
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.37%	16.46%	11.09%	7.37%
Class A Shares at maximum Offering Price	(3.52)%	9.76%	9.78%	6.74%
S&P 500® Index	5.96%	20.04%	14.09%	6.99%
Lipper Equity Income Funds Classification Average	5.06%	19.70%	11.03%	5.89%
Class C Shares	1.96%	15.57%	10.25%	6.57%
Class I Shares	2.49%	16.73%	11.37%	7.64%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	2.21%	16.14%	10.81%	15.18%
Class R6 Shares	2.54%	16.86%	—	10.05%
Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.66%	11.57%	11.58%	7.50%
Class A Shares at maximum Offering Price	(1.37)%	5.15%	10.26%	6.86%
Class C Shares	4.28%	10.73%	10.75%	6.69%
Class I Shares	4.79%	11.84%	11.85%	7.77%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	4.54%	11.29%	11.30%	15.27%
Class R6 Shares	4.85%	11.95%	—	10.10%
Since inception returns for Class R3 Shares and Class R6 Shares are from 3/3/09 and 3/25/13, respectively. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
12      NUVEEN

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	0.99%	1.74%	1.24%	0.66%	0.74%
NUVEEN      13

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of January 31, 2017
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	1.26%	12.40%	9.30%
Class A Shares at maximum Offering Price	(4.56)%	5.94%	7.91%
MSCI World Index	4.95%	17.11%	11.50%
Lipper Global Equity Income Funds Classification Average	1.54%	12.36%	8.58%
Class C Shares	0.92%	11.6%	8.49%
Class R3 Shares	1.15%	12.15%	9.02%
Class I Shares	1.42%	12.72%	9.57%
Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	3.27%	6.28%	9.17%
Class A Shares at maximum Offering Price	(2.67)%	0.17%	7.76%
Class C Shares	2.89%	5.47%	8.36%
Class R3 Shares	3.15%	5.99%	8.89%
Class I Shares	3.40%	6.55%	9.43%
Since inception returns are from 6/11/12. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.72%	2.46%	1.98%	1.05%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
14      NUVEEN

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance
Average Annual Total Returns as of January 31, 2017
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(0.76)%	7.14%	6.99%
Class A Shares at maximum Offering Price	(6.47)%	0.98%	5.63%
MSCI EAFE Index	3.49%	12.03%	8.19%
Lipper International Equity Income Funds Classification Average	1.58%	11.34%	5.47%
Class C Shares	(1.15)%	6.30%	6.18%
Class R3 Shares	(0.89)%	6.89%	6.72%
Class I Shares	(0.64)%	7.40%	7.25%
Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)
	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(0.06)%	(0.06)%	6.59%
Class A Shares at maximum Offering Price	(5.81)%	(5.81)%	5.21%
Class C Shares	(0.45)%	(0.82)%	5.79%
Class R3 Shares	(0.19)%	(0.31)%	6.32%
Class I Shares	0.06%	0.19%	6.85%
Since inception returns are from 6/11/12. Index and Lipper averages are not available for direct investment.
Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Expense Ratios as of Most Recent Prospectus
	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	5.52%	6.23%	5.86%	5.33%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%
The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
NUVEEN      15

Holding
Summaries as of January 31, 2017
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Santa Barbara Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.2%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Portfolio Composition (% of net assets)
Banks	6.8%
Pharmaceuticals	6.6%
IT Services	5.3%
Oil, Gas & Consumable Fuels	4.9%
Insurance	4.4%
Health Care Equipment & Supplies	4.1%
Technology Hardware, Storage & Peripherals	4.1%
Chemicals	3.8%
Software	3.6%
Health Care Providers & Services	3.1%
Biotechnology	2.9%
Electric Utilities	2.7%
Beverages	2.6%
Road & Rail	2.6%
Automobiles	2.5%
Diversified Telecommunication Services	2.5%
Industrial Conglomerates	2.4%
Specialty Retail	2.3%
Containers & Packaging	2.1%
Media	2.1%
Multi-Utilities	2.1%
Energy Equipment & Services	2.0%
Capital Markets	2.0%
Other	19.7%
Repurchase Agreements	2.2%
Other Assets Less Liabilities	0.6%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Apple, Inc.	4.1%
Microsoft Corporation	3.6%
JPMorgan Chase & Co.	3.5%
Wells Fargo & Company	3.3%
UnitedHealth Group Incorporated	3.1%
16      NUVEEN

Nuveen Santa Barbara Global Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.1%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corporation	2.9%
BOC Hong Kong Holdings Limited	2.8%
Apple, Inc.	2.5%
NextEra Energy Inc.	2.5%
UnitedHealth Group Incorporated	2.4%
Portfolio Composition (% of net assets)
Banks	14.5%
Oil, Gas & Consumable Fuels	7.5%
Pharmaceuticals	5.5%
Software	5.1%
Electric Utilities	4.5%
Containers & Packaging	4.2%
Diversified Telecommunication Services	4.0%
Biotechnology	3.8%
Household Products	3.7%
Aerospace & Defense	3.5%
Wireless Telecommunication Services	3.5%
Automobiles	3.4%
Beverages	3.3%
Professional Services	2.7%
Technology Hardware, Storage & Peripherals	2.5%
Health Care Providers & Services	2.4%
Trading Companies & Distributors	2.3%
IT Services	2.3%
Other	18.4%
Repurchase Agreements	3.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
Country Allocation (% of net assets)
United States	56.0%
United Kingdom	10.6%
France	7.4%
Japan	5.8%
Hong Kong	4.8%
Germany	4.2%
Australia	3.9%
Canada	3.7%
Spain	1.4%
Denmark	1.3%
Netherlands	1.2%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%
NUVEEN      17

Holding Summaries as of January 31, 2017 (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.5%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
BOC Hong Kong Holdings Limited	4.2%
Danske Bank A/S	4.0%
Toronto-Dominion Bank	3.8%
ForeningsSparbanken AB, Class A	3.7%
Mitsubishi UFJ Financial Group Inc.	3.6%
Portfolio Composition (% of net assets)
Banks	25.3%
Pharmaceuticals	7.9%
Oil, Gas & Consumable Fuels	6.4%
Electric Utilities	5.7%
Wireless Telecommunication Services	5.2%
Professional Services	4.5%
Personal Products	4.0%
Trading Companies & Distributors	3.4%
Containers & Packaging	3.4%
Diversified Telecommunication Services	3.2%
Media	3.1%
Automobiles	3.1%
Biotechnology	3.1%
Other	19.2%
Repurchase Agreements	2.7%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
Country Allocation (% of net assets)
United Kingdom	20.7%
France	13.7%
Japan	12.0%
Germany	8.0%
Hong Kong	7.4%
Canada	6.7%
Australia	6.7%
Denmark	6.0%
Spain	5.5%
United States	4.9%
Sweden	3.7%
Other	4.9%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%
18       NUVEEN

Expense
Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2017.
The beginning of the period is August 1, 2016.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Santa Barbara Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,023.70	$1,019.60	$1,022.10	$1,025.40	$1,024.90
Expenses Incurred During the Period	$ 5.00	$ 8.81	$ 6.27	$ 3.32	$ 3.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.27	$1,016.48	$1,019.00	$1,021.93	$1,021.53
Expenses Incurred During the Period	$ 4.99	$ 8.79	$ 6.26	$ 3.31	$ 3.72
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.65% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
NUVEEN      19

Expense Examples (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.60	$1,009.20	$1,011.50	$1,014.20
Expenses Incurred During the Period	$ 5.83	$ 9.62	$ 7.10	$ 4.57
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.65	$ 7.12	$ 4.58
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%,1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Nuveen Santa Barbara International Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 992.40	$ 988.50	$ 991.10	$ 993.60
Expenses Incurred During the Period	$ 5.78	$ 9.52	$ 7.03	$ 4.52
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$ 5.85	$ 9.65	$ 7.12	$ 4.58
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%,1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
20      NUVEEN

Nuveen Santa Barbara Dividend Growth Fund
Portfolio of Investments	January 31, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.2%
	COMMON STOCKS – 97.2%
	Aerospace & Defense – 2.0%
218,003	Lockheed Martin Corporation	$ 54,790,694
	Automobiles – 2.5%
1,877,460	General Motors Company	68,733,811
	Banks – 6.8%
1,121,126	JPMorgan Chase & Co.	94,880,894
1,621,813	Wells Fargo & Company	91,356,726
	Total Banks	186,237,620
	Beverages – 2.6%
678,250	PepsiCo, Inc.	70,388,785
	Biotechnology – 2.9%
1,299,721	AbbVie Inc.	79,425,950
	Capital Markets – 2.0%
143,495	BlackRock Inc.	53,664,260
	Chemicals – 3.8%
530,625	Monsanto Company	57,471,994
401,582	Praxair, Inc.	47,563,372
	Total Chemicals	105,035,366
	Communications Equipment – 1.5%
1,349,274	Cisco Systems, Inc.	41,449,697
	Consumer Finance – 2.0%
800,067	Discover Financial Services	55,428,642
	Containers & Packaging – 2.1%
636,956	Packaging Corp. of America	58,714,604
	Diversified Telecommunication Services – 2.5%
1,601,894	AT&T Inc.	67,535,851
	Electric Utilities – 2.7%
607,018	NextEra Energy Inc.	75,100,267
	Energy Equipment & Services – 2.0%
649,344	Schlumberger Limited	54,356,586
NUVEEN      21

Nuveen Santa Barbara Dividend Growth Fund (continued)
Portfolio of Investments	January 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Equity Real Estate Investment Trust – 1.3%
486,234	Extra Space Storage Inc.	$ 35,033,160
	Food & Staples Retailing – 2.0%
710,789	CVS Health Corporation	56,017,281
	Food Products – 2.0%
1,241,910	Mondelez International Inc., Class A	54,991,775
	Health Care Equipment & Supplies – 4.1%
237,439	Becton, Dickinson and Company	42,095,560
931,174	Medtronic, PLC	70,787,848
	Total Health Care Equipment & Supplies	112,883,408
	Health Care Providers & Services – 3.1%
525,463	UnitedHealth Group Incorporated	85,177,552
	Household Durables – 2.0%
316,929	Whirlpool Corporation	55,427,713
	Household Products – 1.9%
825,875	Colgate-Palmolive Company	53,335,007
	Industrial Conglomerates – 2.4%
564,692	Honeywell International Inc.	66,814,357
	Insurance – 4.4%
467,652	Ace Limited	61,491,562
870,266	Marsh & McLennan Companies, Inc.	59,195,493
	Total Insurance	120,687,055
	IT Services – 5.3%
593,598	Accenture Limited, Class A	67,593,004
964,209	Fidelity National Information Services	76,577,479
	Total IT Services	144,170,483
	Machinery – 1.7%
602,889	Ingersoll Rand Company Limited	47,839,242
	Media – 2.1%
526,495	Walt Disney Company	58,256,672
	Multi-Utilities – 2.1%
954,918	WEC Energy Group, Inc.	56,387,908
	Oil, Gas & Consumable Fuels – 4.9%
588,436	Chevron Corporation	65,522,349
857,878	Phillips 66	70,020,002
	Total Oil, Gas & Consumable Fuels	135,542,351
22      NUVEEN

Shares	Description (1)	Value
	Pharmaceuticals – 6.6%
538,883	Johnson & Johnson	$61,028,499
1,151,064	Novo-Nordisk A/S, Sponsored ADR	41,633,985
2,466,271	Pfizer Inc.	78,254,779
	Total Pharmaceuticals	180,917,263
	Professional Services – 1.5%
992,664	Nielsen Holdings PLC	40,609,884
	Road & Rail – 2.6%
657,603	Union Pacific Corporation	70,087,328
	Software – 3.6%
1,548,516	Microsoft Corporation	100,111,559
	Specialty Retail – 2.3%
858,910	Lowe's Companies, Inc.	62,769,143
	Technology Hardware, Storage & Peripherals – 4.1%
926,013	Apple, Inc.	112,371,678
	Textiles, Apparel & Luxury Goods – 1.8%
958,015	VF Corporation	49,318,612
	Total Long-Term Investments (cost $1,954,237,619)	2,669,611,564

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.2%
	REPURCHASE AGREEMENTS – 2.2%
$ 61,312	Repurchase Agreement with Fixed Income Clearing Corporation, date 1/31/17, repurchase price $61,312,445, collateralized by $63,665,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $62,541,440	0.030%	2/01/17	$ 61,312,394
	Total Short-Term Investments (cost $61,312,394)			61,312,394
	Total Investments (cost $2,015,550,013) – 99.4%			2,730,923,958
	Other Assets Less Liabilities – 0.6%			17,496,932
	Net Assets – 100%			$ 2,748,420,890
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
NUVEEN      23

Nuveen Santa Barbara Global Dividend Growth Fund
Portfolio of Investments	January 31, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.1%
	COMMON STOCKS – 97.1%
	Aerospace & Defense – 3.5%
3,776	Lockheed Martin Corporation	$949,022
18,371	Safran SA, (2)	1,245,310
	Total Aerospace & Defense	2,194,332
	Automobiles – 3.4%
15,839	Daimler AG, (2)	1,191,201
25,374	General Motors Company	928,942
	Total Automobiles	2,120,143
	Banks – 14.5%
432,200	BOC Hong Kong Holdings Limited, (2)	1,727,885
14,178	JPMorgan Chase & Co.	1,199,884
1,603,998	Lloyds TSB Group PLC, (2)	1,315,600
172,500	Mitsubishi UFJ Financial Group Inc., (2)	1,104,607
20,700	Toronto-Dominion Bank	1,072,344
23,192	Wells Fargo & Company	1,306,405
53,866	Westpac Banking Corporation, (2)	1,296,742
	Total Banks	9,023,467
	Beverages – 3.3%
10,132	Heineken NV, (2)	757,762
12,306	PepsiCo, Inc.	1,277,117
	Total Beverages	2,034,879
	Biotechnology – 3.8%
24,324	AbbVie Inc.	1,486,440
52,815	Grifols SA., Class B, (2)	901,767
	Total Biotechnology	2,388,207
	Consumer Finance – 2.0%
17,956	Discover Financial Services	1,243,992
	Containers & Packaging – 4.2%
101,017	Amcor Limited, (2)	1,096,440
16,191	Packaging Corp. of America	1,492,486
	Total Containers & Packaging	2,588,926
	Diversified Telecommunication Services – 4.0%
28,866	AT&T Inc.	1,216,990
883,487	HKT Trust and HKT Limited, (2)	1,236,430
	Total Diversified Telecommunication Services	2,453,420
24      NUVEEN

Shares	Description (1)	Value
	Electric Utilities – 4.5%
12,499	NextEra Energy Inc.	$1,546,376
67,258	Scottish and Southern Energy PLC, (2)	1,264,357
	Total Electric Utilities	2,810,733
	Energy Equipment & Services – 1.5%
11,319	Schlumberger Limited	947,513
	Equity Real Estate Investment Trust – 0.9%
7,429	Extra Space Storage Inc.	535,259
	Food & Staples Retailing – 1.5%
11,639	CVS Health Corporation	917,270
	Health Care Equipment & Supplies – 1.3%
10,457	Medtronic, PLC	794,941
	Health Care Providers & Services – 2.4%
9,346	UnitedHealth Group Incorporated	1,514,987
	Hotels, Restaurants & Leisure – 1.4%
48,986	Compass Group PLC, (2)	871,806
	Household Durables – 1.4%
4,891	Whirlpool Corporation	855,387
	Household Products – 3.7%
18,563	Colgate-Palmolive Company	1,198,798
12,677	Reckitt and Benckiser, (2)	1,087,757
	Total Household Products	2,286,555
	Industrial Conglomerates – 2.2%
11,702	Honeywell International Inc.	1,384,581
	IT Services – 2.3%
12,379	Accenture Limited, Class A	1,409,597
	Oil, Gas & Consumable Fuels – 7.5%
10,628	Chevron Corporation	1,183,428
29,100	Enbridge Inc.	1,238,917
11,492	Phillips 66	937,977
25,827	Total SA, (2)	1,306,721
	Total Oil, Gas & Consumable Fuels	4,667,043
	Personal Products – 1.4%
4,720	L'Oreal, (2)	858,176
	Pharmaceuticals – 5.5%
22,378	Novo Nordisk A/S, Class B, (2)	808,735
46,154	Pfizer Inc.	1,464,466
NUVEEN      25

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments	January 31, 2017 (Unaudited)
Shares	Description (1)	Value
	Pharmaceuticals (continued)
14,430	Sanofi-Synthelabo, SA, (2)	$ 1,159,833
	Total Pharmaceuticals	3,433,034
	Professional Services – 2.7%
50,046	Experian PLC, (2)	966,501
16,569	Nielsen Holdings PLC	677,838
	Total Professional Services	1,644,339
	Road & Rail – 1.8%
10,685	Union Pacific Corporation	1,138,807
	Software – 5.1%
27,696	Microsoft Corporation	1,790,547
15,300	SAP SE, (2)	1,399,187
	Total Software	3,189,734
	Specialty Retail – 1.5%
12,684	Lowe's Companies, Inc.	926,947
	Technology Hardware, Storage & Peripherals – 2.5%
12,747	Apple, Inc.	1,546,848
	Textiles, Apparel & Luxury Goods – 1.5%
18,226	VF Corporation	938,274
	Trading Companies & Distributors – 2.3%
104,525	Itochu Corporation, (2)	1,439,926
	Wireless Telecommunication Services – 3.5%
39,700	KDDI Corporation, (2)	1,066,675
444,906	Vodafone Group PLC, (2)	1,089,810
	Total Wireless Telecommunication Services	2,156,485
	Total Long-Term Investments (cost $55,930,648)	60,315,608

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.2%
	REPURCHASE AGREEMENTS – 3.2%
$ 1,975	Repurchase Agreement with Fixed Income Clearing Corporation, date 1/31/17, repurchase price $1,974,946, collateralized by $2,055,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $2,018,733	0.030%	2/01/17	$ 1,974,944
	Total Short-Term Investments (cost $1,974,944)			1,974,944
	Total Investments (cost $57,905,592) – 100.3%			62,290,552
	Other Assets Less Liabilities – (0.3)%			(199,144)
	Net Assets – 100%			$ 62,091,408
26      NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.
NUVEEN      27

Nuveen Santa Barbara International Dividend Growth Fund
Portfolio of Investments	January 31, 2017 (Unaudited)
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.5%
	COMMON STOCKS – 97.5%
	Aerospace & Defense – 2.7%
1,793	Safran SA, (2)	$ 121,542
	Automobiles – 3.1%
1,867	Daimler AG, (2)	140,411
	Banks – 25.3%
47,500	BOC Hong Kong Holdings Limited, (WI/DD), (2)	189,899
5,420	Danske Bank A/S, (2)	180,781
6,630	ForeningsSparbanken AB, Class A, (2)	167,640
147,899	Lloyds TSB Group PLC, (2)	121,307
25,000	Mitsubishi UFJ Financial Group Inc., (2)	160,088
3,278	Toronto-Dominion Bank	169,814
6,148	Westpac Banking Corporation, (2)	148,004
	Total Banks	1,137,533
	Beverages – 2.0%
1,202	Heineken NV, (2)	89,896
	Biotechnology – 3.1%
8,194	Grifols SA., Class B, (2)	139,905
	Chemicals – 2.3%
631	Linde AG, (2)	102,616
	Containers & Packaging – 3.4%
14,112	Amcor Limited, (2)	153,172
	Diversified Financial Services – 2.5%
7,300	Orix Corporation, (2)	110,137
	Diversified Telecommunication Services – 3.2%
101,000	HKT Trust and HKT Limited, (WI/DD), (2)	141,348
	Electric Utilities – 5.7%
5,913	Red Eléctrica Corporación SA, (2), (3)	105,737
7,933	Scottish and Southern Energy PLC, (2)	149,129
	Total Electric Utilities	254,866
	Food Products – 2.5%
1,794	Groupe Danone, (2)	112,463
28      NUVEEN

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 2.5%
6,181	Compass Group PLC, (2)	$ 110,003
	Household Products – 2.1%
1,116	Reckitt and Benckiser, (2)	95,759
	Media – 3.1%
6,060	WPP Group PLC, (2)	141,041
	Oil, Gas & Consumable Fuels – 6.4%
3,100	Enbridge Inc.	131,981
3,104	Total SA, (2)	157,047
	Total Oil, Gas & Consumable Fuels	289,028
	Personal Products – 4.0%
491	L'Oreal, (2)	89,272
2,227	Unilever NV, (2)	90,207
	Total Personal Products	179,479
	Pharmaceuticals – 7.9%
1,785	Novartis AG, Sponsored ADR, (2)	131,782
2,498	Novo Nordisk A/S, Class B, (2)	90,277
1,655	Sanofi-Synthelabo, SA, (2)	133,023
	Total Pharmaceuticals	355,082
	Professional Services – 4.5%
5,422	Experian PLC, (2)	104,711
2,343	Nielsen Holdings PLC	95,852
	Total Professional Services	200,563
	Software – 2.6%
1,291	SAP SE, (2)	118,062
	Trading Companies & Distributors – 3.4%
11,200	Itochu Corporation, (2)	154,290
	Wireless Telecommunication Services – 5.2%
4,200	KDDI Corporation, (2)	112,847
48,229	Vodafone Group PLC, (2)	118,139
	Total Wireless Telecommunication Services	230,986
	Total Long-Term Investments (cost $3,990,764)	4,378,182

NUVEEN      29

Nuveen Santa Barbara International Dividend Growth Fund (continued)
Portfolio of Investments	January 31, 2017 (Unaudited)
Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.7%
	REPURCHASE AGREEMENTS – 2.7%
$ 123	Repurchase Agreement with Fixed Income Clearing Corporation, date 1/31/17, repurchase price $122,921, collateralized by $130,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $127,706	0.030%	2/01/17	$ 122,920
	Total Short-Term Investments (cost $122,920)			122,920
	Total Investments (cost $4,113,684) – 100.2%			4,501,102
	Other Assets Less Liabilities – (0.2)%			(10,519)
	Net Assets – 100%			$ 4,490,583
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.
30      NUVEEN

Statement of
Assets and Liabilities
January 31, 2017 (Unaudited)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,954,237,619, $55,930,648 and $3,990,764, respectively)	$2,669,611,564	$60,315,608	$4,378,182
Short-term investments, at value (cost approximates value)	61,312,394	1,974,944	122,920
Cash	—	6,465	683
Cash denominated in foreign currencies (cost $—, $7,305 and $1,168, respectively)	—	7,365	1,178
Receivable for:
Dividends	3,069,271	107,638	6,648
Interest	51	—	—
Investments sold	22,375,381	—	—
From Adviser	—	—	14,118
Reclaims	171,547	11,920	4,982
Shares sold	6,701,021	71,554	9,400
Other assets	217,871	23,433	32,462
Total assets	2,763,459,100	62,518,927	4,570,573
Liabilities
Payable for:
Investments purchased	1,500,449	329,387	6,802
Shares redeemed	10,619,276	10,173	—
Accrued expenses:
Custodian fees	69,570	41,224	46,402
Management fees	1,428,488	27,840	—
Professional fees	54,491	9,122	8,761
Shareholder reporting expenses	161,772	2,250	15,999
Shareholder servicing agent fees	440,398	3,498	858
Trustees fees	169,712	541	37
12b-1 distribution and service fees	593,989	3,364	962
Other	65	120	169
Total liabilities	15,038,210	427,519	79,990
Net assets	$2,748,420,890	$62,091,408	$4,490,583
See accompanying notes to financial statements.
NUVEEN      31

Statement of Assets and Liabilities (Unaudited) (continued)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares
Net assets	$ 598,377,823	$ 6,612,821	$1,934,367
Shares outstanding	16,591,608	246,989	79,247
Net asset value ("NAV") per share	$ 36.07	$ 26.77	$ 24.41
Offering price per share (NAV per share plus maximum sales chage of 5.75% of offering price)	$ 38.27	$ 28.40	$ 25.90
Class C Shares
Net assets	$ 536,202,266	$ 2,316,437	$ 636,354
Shares outstanding	14,893,647	86,763	26,293
NAV and offering price per share	$ 36.00	$ 26.70	$ 24.20
Class R3 Shares
Net assets	$ 23,062,379	$ 92,111	$ 91,726
Shares outstanding	635,450	3,448	3,771
Net assets value per share	$ 36.29	$ 26.71	$ 24.33
Class R6 Shares
Net assets	$ 35,139,580	$ —	$ —
Shares outstanding	966,034	—	—
NAV and offering price per share	$ 36.38	$ —	$ —
Class I Shares
Net assets	$1,555,638,842	$53,070,039	$1,828,136
Shares outstanding	43,105,842	1,982,043	74,805
NAV and offering price per share	$ 36.09	$ 26.78	$ 24.44
Net assets consist of:
Capital paid-in	$2,012,581,169	$57,948,806	$4,443,212
Undistributed (Over-distribution of) net investment income	2,304,039	44,864	(15,913)
Accumulated net realized gain (loss)	18,161,737	(287,667)	(324,011)
Net unrealized appreciation (depreciation)	715,373,945	4,385,405	387,295
Net assets	$2,748,420,890	$62,091,408	$4,490,583
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.
32      NUVEEN

Statement of
Operations
Six Months Ended January 31, 2017 (Unaudited)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income (net of foreign tax withheld of $65,068, $19,335 and $2,839, respectively)	$35,041,278	$827,950	$ 47,481
Expenses
Management fees	8,347,498	217,071	14,681
12b-1 service fees - Class A Shares	757,380	8,321	2,312
12b-1 distibution and service fees - Class C Shares	2,740,663	10,908	3,059
12b-1 distibution and service fees - Class R3 Shares	55,670	217	230
Shareholder servicing agent fees	1,067,112	6,943	1,774
Custodian fees	127,094	41,491	44,907
Trustees fees	40,904	915	79
Professional fees	71,415	15,249	13,869
Shareholder reporting expenses	119,135	2,151	1,778
Federal and state registration fees	67,105	33,033	28,924
Other	24,979	3,538	3,091
Total expenses before fee waiver/expense reimbursement	13,418,955	339,837	114,704
Fee waiver/expense reimbursement	—	(45,270)	(90,498)
Net expenses	13,418,955	294,567	24,206
Net investment income (loss)	21,622,323	533,383	23,275
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	39,082,829	37,964	(16,949)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,744,952)	267,132	(27,193)
Net realized and unrealized gain (loss)	37,337,877	305,096	(44,142)
Net increase (decrease) in net assets from operations	$58,960,200	$838,479	$ (20,867)
See accompanying notes to financial statements.
NUVEEN      33

Statement of
Changes in Net Assets
(Unaudited)
	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Six Months Ended 1/31/17	Year Ended 7/31/16	Six Months Ended 1/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$ 21,622,323	$ 40,546,000	$ 533,383	$ 768,960
Net realized gain (loss) from investments and foreign currency	39,082,829	39,911,915	37,964	(270,773)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,744,952)	6,833,201	267,132	2,972,209
Net increase (decrease) in net assets from operations	58,960,200	87,291,116	838,479	3,470,396
Distributions to Shareholders
From net investment income:
Class A Shares	(4,909,591)	(10,143,966)	(53,730)	(83,155)
Class C Shares	(2,363,199)	(4,228,777)	(9,527)	(16,007)
Class R3 Shares	(177,233)	(237,900)	(705)	(940)
Class R6 Shares	(322,421)	(625,178)	—	—
Class I Shares	(14,058,482)	(25,356,100)	(479,033)	(590,746)
From accumulated net realized gains:
Class A Shares	—	(27,408,875)	—	—
Class C Shares	—	(21,270,448)	—	—
Class R3 Shares	—	(728,903)	—	—
Class R6 Shares	—	(1,486,866)	—	—
Class I Shares	—	(57,167,048)	—	—
Decrease in net assets from distributions to shareholders	(21,830,926)	(148,654,061)	(542,995)	(690,848)
Fund Share Transactions
Proceeds from sale of shares	377,024,603	793,127,675	3,415,740	53,360,757
Proceeds from shares issued to shareholders due to reinvestment of distributions	12,545,154	88,139,430	104,812	135,305
	389,569,757	881,267,105	3,520,552	53,496,062
Cost of shares redeemed	(442,866,275)	(821,998,123)	(4,577,800)	(2,914,696)
Net increase (decrease) in net assets from Fund share transactions	(53,296,518)	59,268,982	(1,057,248)	50,581,366
Net increase (decrease) in net assets	(16,167,244)	(2,093,963)	(761,764)	53,360,914
Net assets at the beginning of period	2,764,588,134	2,766,682,097	62,853,172	9,492,258
Net assets at the end of period	$2,748,420,890	$2,764,588,134	$62,091,408	$62,853,172
Undistributed (Over-distribution of) net investment income at the end of period	$ 2,304,039	$ 2,512,642	$ 44,864	$ 54,476

See accompanying notes to financial statements.
34      NUVEEN

	Santa Barbara International Dividend Growth
	Six Months Ended 1/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$ 23,275	$ 72,649
Net realized gain (loss) from investments and foreign currency	(16,949)	(235,597)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(27,193)	15,930
Net increase (decrease) in net assets from operations	(20,867)	(147,018)
Distributions to Shareholders
From net investment income:
Class A Shares	(18,493)	(31,091)
Class C Shares	(3,987)	(7,213)
Class R3 Shares	(930)	(1,043)
Class R6 Shares	—	—
Class I Shares	(18,143)	(30,941)
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(41,553)	(70,288)
Fund Share Transactions
Proceeds from sale of shares	1,137,275	2,351,879
Proceeds from shares issued to shareholders due to reinvestment of distributions	27,728	44,962
	1,165,003	2,396,841
Cost of shares redeemed	(480,470)	(2,038,137)
Net increase (decrease) in net assets from Fund share transactions	684,533	358,704
Net increase (decrease) in net assets	622,113	141,398
Net assets at the beginning of period	3,868,470	3,727,072
Net assets at the end of period	$4,490,583	$ 3,868,470
Undistributed (Over-distribution of) net investment income at the end of period	$ (15,913)	$ 2,365
See accompanying notes to financial statements.
NUVEEN      35

Financial
Highlights (Unaudited)
Santa Barbara Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2017(e)	$35.52	$0.28	$0.56	$0.84	$(0.29)	$ —	$(0.29)	$36.07
2016	36.39	0.53	0.55	1.08	(0.53)	(1.42)	(1.95)	35.52
2015	34.21	0.49	3.25	3.74	(0.50)	(1.06)	(1.56)	36.39
2014	30.54	0.54	3.85	4.39	(0.53)	(0.19)	(0.72)	34.21
2013	26.32	0.59	4.19	4.78	(0.56)	—	(0.56)	30.54
2012	24.37	0.53	1.91	2.44	(0.49)	—	(0.49)	26.32
Class C (03/06)
2017(e)	35.46	0.15	0.54	0.69	(0.15)	—	(0.15)	36.00
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46
2015	34.16	0.22	3.24	3.46	(0.23)	(1.06)	(1.29)	36.33
2014	30.49	0.29	3.85	4.14	(0.28)	(0.19)	(0.47)	34.16
2013	26.29	0.37	4.18	4.55	(0.35)	—	(0.35)	30.49
2012	24.33	0.33	1.93	2.26	(0.30)	—	(0.30)	26.29
Class R3 (03/09)
2017(e)	35.79	0.24	0.55	0.79	(0.29)	—	(0.29)	36.29
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79
2015	34.45	0.41	3.26	3.67	(0.41)	(1.06)	(1.47)	36.65
2014	30.75	0.45	3.89	4.34	(0.45)	(0.19)	(0.64)	34.45
2013	26.50	0.45	4.30	4.75	(0.50)	—	(0.50)	30.75
2012	24.53	0.44	1.96	2.40	(0.43)	—	(0.43)	26.50
Class R6 (03/13)
2017(e)	35.81	0.34	0.56	0.90	(0.33)	—	(0.33)	36.38
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81
2015	34.42	0.61	3.26	3.87	(0.59)	(1.06)	(1.65)	36.64
2014	30.69	0.64	3.89	4.53	(0.61)	(0.19)	(0.80)	34.42
2013(f)	29.09	0.19	1.55	1.74	(0.14)	—	(0.14)	30.69
Class I (03/06)
2017(e)	35.54	0.33	0.55	0.88	(0.33)	—	(0.33)	36.09
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54
2015	34.23	0.58	3.25	3.83	(0.59)	(1.06)	(1.65)	36.41
2014	30.55	0.62	3.86	4.48	(0.61)	(0.19)	(0.80)	34.23
2013	26.33	0.66	4.19	4.85	(0.63)	—	(0.63)	30.55
2012	24.38	0.57	1.93	2.50	(0.55)	—	(0.55)	26.33
36      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.37%	$ 598,378	0.98%*	1.61%*	13%
3.47	667,299	0.99	1.57	28
11.21	700,058	1.00	1.37	28
14.50	691,389	1.01	1.64	29
18.41	602,575	1.03	2.09	23
10.16	324,040	1.05	2.11	26

1.96	536,202	1.73*	0.85*	13
2.69	556,889	1.74	0.81	28
10.37	533,430	1.75	0.62	28
13.65	449,211	1.76	0.89	29
17.51	331,702	1.78	1.31	23
9.35	157,389	1.80	1.32	26

2.21	23,062	1.23*	1.35*	13
3.22	21,662	1.24	1.30	28
10.92	17,046	1.25	1.14	28
14.23	21,565	1.26	1.38	29
18.12	17,312	1.29	1.56	23
9.92	2,638	1.30	1.72	26

2.54	35,140	0.65*	1.92*	13
3.80	35,219	0.66	1.89	28
11.57	32,186	0.67	1.70	28
14.92	36,352	0.68	1.94	29
6.01	43,893	0.72*	1.78*	23

2.49	1,555,639	0.73*	1.84*	13
3.73	1,483,520	0.74	1.82	28
11.48	1,483,962	0.75	1.62	28
14.81	1,236,645	0.76	1.89	29
18.69	1,205,829	0.78	2.34	23
10.44	712,297	0.80	2.29	26
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2017.
(f)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      37

Financial Highlights (Unaudited) (continued)
Santa Barbara Global Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/12)
2017(e)	$26.65	$0.21	$ 0.12	$ 0.33	$(0.21)	$ —	$(0.21)	$26.77
2016	26.90	0.43	(0.31)	0.12	(0.37)	—	(0.37)	26.65
2015	25.63	0.48	1.60	2.08	(0.51)	(0.30)	(0.81)	26.90
2014	24.20	0.99	1.46	2.45	(0.85)	(0.17)	(1.02)	25.63
2013	21.49	0.73	2.61	3.34	(0.63)	—	(0.63)	24.20
2012(f)	20.00	0.05	1.44	1.49	—	—	—	21.49
Class C (06/12)
2017(e)	26.57	0.10	0.14	0.24	(0.11)	—	(0.11)	26.70
2016	26.87	0.25	(0.33)	(0.08)	(0.22)	—	(0.22)	26.57
2015	25.61	0.28	1.60	1.88	(0.32)	(0.30)	(0.62)	26.87
2014	24.18	0.78	1.48	2.26	(0.66)	(0.17)	(0.83)	25.61
2013	21.47	0.52	2.64	3.16	(0.45)	—	(0.45)	24.18
2012(f)	20.00	0.02	1.45	1.47	—	—	—	21.47
Class R3 (06/12)
2017(e)	26.62	0.17	0.13	0.30	(0.21)	—	(0.21)	26.71
2016	26.89	0.37	(0.32)	0.05	(0.32)	—	(0.32)	26.62
2015	25.62	0.39	1.62	2.01	(0.44)	(0.30)	(0.74)	26.89
2014	24.19	0.89	1.49	2.38	(0.78)	(0.17)	(0.95)	25.62
2013	21.48	0.70	2.58	3.28	(0.57)	—	(0.57)	24.19
2012(f)	20.00	0.04	1.44	1.48	—	—	—	21.48
Class I (06/12)
2017(e)	26.65	0.24	0.14	0.38	(0.25)	—	(0.25)	26.78
2016	26.91	0.55	(0.38)	0.17	(0.43)	—	(0.43)	26.65
2015	25.64	0.50	1.64	2.14	(0.57)	(0.30)	(0.87)	26.91
2014	24.20	1.02	1.50	2.52	(0.91)	(0.17)	(1.08)	25.64
2013	21.50	0.82	2.57	3.39	(0.69)	—	(0.69)	24.20
2012(f)	20.00	0.05	1.45	1.50	—	—	—	21.50
38      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

1.26%	$ 6,613	1.30%*	1.43%*	1.15%*	1.58%*	9%
0.51	6,861	1.81	1.16	1.27	1.71	19
8.28	5,330	2.94	0.24	1.38	1.81	24
10.21	3,618	2.69	2.64	1.42	3.91	42
15.76	2,163	4.43	0.14	1.42	3.15	25
7.45	54	22.48*	(19.47)*	1.42*	1.60*	—

0.92	2,316	2.05*	0.64*	1.90*	0.79*	9
(0.25)	2,116	2.55	0.47	2.02	1.00	19
7.47	1,512	3.69	(0.51)	2.13	1.06	24
9.41	810	3.39	1.86	2.17	3.09	42
14.87	414	5.07	(0.63)	2.17	2.27	25
7.35	54	23.25*	(20.23)*	2.17*	0.85*	—

1.15	92	1.55*	1.14*	1.40*	1.29*	9
0.24	80	2.07	0.91	1.52	1.46	19
8.01	69	3.16	(0.06)	1.63	1.47	24
9.94	64	3.01	2.19	1.67	3.53	42
15.46	60	4.53	0.19	1.67	3.05	25
7.40	54	22.75*	(19.74)*	1.67*	1.35*	—

1.42	53,070	1.05*	1.66*	0.90*	1.81*	9
0.73	53,796	1.13	2.04	1.01	2.16	19
8.55	2,581	2.64	0.40	1.14	1.91	24
10.52	3,020	2.50	2.70	1.17	4.03	42
16.01	2,711	4.12	0.61	1.17	3.56	25
7.50	914	22.25*	(19.24)*	1.17*	1.84*	—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2017.
(f)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
*	Annualized.
See accompanying notes to financial statements.
NUVEEN      39

Financial Highlights (Unaudited) (continued)
Santa Barbara International Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (06/12)
2017(e)	$24.85	$ 0.15	$(0.34)	$(0.19)	$(0.25)	$ —	$ —	$(0.25)	$24.41
2016	26.35	0.51	(1.55)	(1.04)	(0.46)	—	—	(0.46)	24.85
2015	26.46	0.49	(0.03)	0.46	(0.49)	(0.06)	(0.02)	(0.57)	26.35
2014	25.59	1.07	1.11	2.18	(0.81)	(0.50)	—	(1.31)	26.46
2013	21.23	0.39	4.30	4.69	(0.31)	(0.02)	—	(0.33)	25.59
2012(f)	20.00	0.01	1.22	1.23	—	—	—	—	21.23
Class C (06/12)
2017(e)	24.64	0.05	(0.33)	(0.28)	(0.16)	—	—	(0.16)	24.20
2016	26.18	0.30	(1.52)	(1.22)	(0.32)	—	—	(0.32)	24.64
2015	26.33	0.27	—**	0.27	(0.34)	(0.06)	(0.02)	(0.42)	26.18
2014	25.51	0.84	1.13	1.97	(0.65)	(0.50)	—	(1.15)	26.33
2013	21.21	0.18	4.31	4.49	(0.17)	(0.02)	—	(0.19)	25.51
2012(f)	20.00	(0.01)	1.22	1.21	—	—	—	—	21.21
Class R3 (06/12)
2017(e)	24.80	0.11	(0.33)	(0.22)	(0.25)	—	—	(0.25)	24.33
2016	26.31	0.42	(1.51)	(1.09)	(0.42)	—	—	(0.42)	24.80
2015	26.44	0.38	0.01	0.39	(0.44)	(0.06)	(0.02)	(0.52)	26.31
2014	25.58	0.85	1.26	2.11	(0.75)	(0.50)	—	(1.25)	26.44
2013	21.23	0.30	4.32	4.62	(0.25)	(0.02)	—	(0.27)	25.58
2012(f)	20.00	—**	1.23	1.23	—	—	—	—	21.23
Class I (06/12)
2017(e)	24.88	0.16	(0.32)	(0.16)	(0.28)	—	—	(0.28)	24.44
2016	26.37	0.47	(1.45)	(0.98)	(0.51)	—	—	(0.51)	24.88
2015	26.47	0.52	—**	0.52	(0.54)	(0.06)	(0.02)	(0.62)	26.37
2014	25.59	1.04	1.21	2.25	(0.87)	(0.50)	—	(1.37)	26.47
2013	21.24	0.45	4.29	4.74	(0.37)	(0.02)	—	(0.39)	25.59
2012(f)	20.00	0.02	1.22	1.24	—	—	—	—	21.24
40      NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(0.76)%	$1,934	5.49%*	(3.14)%*	1.15%*	1.20%*	10%
(3.87)	1,885	5.61	(2.26)	1.27	2.08	53
1.86	1,077	5.58	(2.29)	1.37	1.91	15
8.55	469	6.08	(0.66)	1.42	4.00	23
22.20	123	8.89	(5.83)	1.42	1.64	23
6.15	53	22.69*	(20.97)*	1.43*	0.29*	2

(1.15)	636	6.27*	(3.96)*	1.90*	0.41*	10
(4.60)	580	6.33	(3.06)	2.02	1.25	53
1.12	419	6.30	(3.12)	2.13	1.05	15
7.77	309	6.61	(1.27)	2.17	3.17	23
21.23	64	8.15	(5.20)	2.17	0.78	23
6.05	53	23.44*	(21.70)*	2.18*	(0.45)*	2

(0.89)	92	5.76*	(3.42)*	1.40*	0.93*	10
(4.10)	93	5.96	(2.72)	1.52	1.72	53
1.59	66	5.85	(2.75)	1.63	1.47	15
8.29	66	6.51	(1.66)	1.67	3.18	23
21.84	64	7.66	(4.71)	1.67	1.28	23
6.15	53	22.94*	(21.22)*	1.68*	0.04*	2

(0.64)	1,828	5.34*	(3.10)*	0.90*	1.33*	10
(3.64)	1,310	5.43	(2.47)	1.03	1.93	53
2.09	2,165	5.35	(2.22)	1.13	2.00	15
8.86	1,979	5.94	(0.90)	1.17	3.88	23
22.46	1,289	7.44	(4.38)	1.17	1.89	23
6.20	903	22.43*	(20.70)*	1.18*	0.55*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the six months ended January 31, 2017.
(f)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.
NUVEEN      41

Notes to
Financial Statements (Unaudited)
1.  General Information and Significant Accounting Policies
General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is January 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2017 (the "current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (the "Sub-Adviser"), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives
Each Fund's investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation.
The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies and principal risks.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services-Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the following Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:
Santa Barbara International Dividend Growth
Outstanding when-issued/delayed delivery purchase commitments	$6,789
Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.
Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
42      NUVEEN

Dividends and Distributions to Shareholders
Dividends from net investment income are declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.
Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3  –  Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.
2.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
NUVEEN      43

Notes to Financial Statements (Unaudited) (continued)
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing services"). As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,669,611,564	$ —	$ —	$2,669,611,564
Short-Term Investments:
Repurchase Agreements	—	61,312,394	—	61,312,394
Total	$2,669,611,564	$61,312,394	$ —	$2,730,923,958

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$35,122,380	$25,193,228**	$ —	$60,315,608
Short-Term Investments:
Repurchase Agreements	—	1,974,944	—	1,974,944
Total	$35,122,380	$27,168,172	$ —	$62,290,552

44      NUVEEN

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$397,647	$3,980,535**	$ —	$4,378,182
Short-Term Investments:
Repurchase Agreements	—	122,920	—	122,920
Total	$397,647	$4,103,455	$ —	$4,501,102

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities
	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Santa Barbara Global Dividend Growth
Common Stock	$ —	$(25,193,227)	$25,193,227	$ —	$ —	$ —
Santa Barbara International Dividend Growth
Common Stock	$ —	$(3,980,536)	$3,980,536	$ —	$ —	$ —
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:
(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.
The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.
3.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Foreign Currency Transactions
To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denomi
NUVEEN      45

Notes to Financial Statements (Unaudited) (continued)
nated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.
As of the end of the reporting period, the following Funds' investments in non-U.S. securities were as follows:
Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$ 6,595,831	10.6%
France	4,570,040	7.4
Japan	3,611,208	5.8
Hong Kong	2,964,315	4.8
Germany	2,590,388	4.2
Australia	2,393,182	3.9
Canada	2,311,261	3.7
Spain	901,767	1.4
Denmark	808,735	1.3
Netherlands	757,762	1.2
Total non-U.S. securities	$27,504,489	44.3%

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$ 930,296	20.7%
France	613,347	13.7
Japan	537,362	12.0
Germany	361,089	8.0
Hong Kong	331,247	7.4
Canada	301,795	6.7
Australia	301,176	6.7
Denmark	271,058	6.0
Spain	245,642	5.5
Sweden	167,640	3.7
Other	221,678	4.9
Total non-U.S. securities	$4,282,330	95.3%
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.
The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
46      NUVEEN

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$61,312,394	$(61,312,394)	$ —
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	1,974,944	(1,974,944)	—
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	122,920	(122,920)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, each Fund has instructed the custodian to pledge assets of each Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
NUVEEN      47

Notes to Financial Statements (Unaudited) (continued)
4.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Six Months Ended 1/31/17		Year Ended 7/31/16
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,200,007	$ 113,685,590	5,306,271	$ 179,774,659
Class C	1,162,025	40,951,316	3,502,117	117,554,617
Class R3	107,054	3,806,620	275,815	9,445,813
Class R6	33,275	1,180,613	223,327	7,839,693
Class I	6,149,081	217,400,464	14,333,750	478,512,893
Shares issued to shareholders due to reinvestment of distributions:
Class A	106,282	3,752,809	893,106	29,386,109
Class C	36,881	1,303,548	415,088	13,592,501
Class R3	3,477	124,218	22,573	747,748
Class R6	8,595	306,490	58,236	1,932,742
Class I	199,424	7,058,089	1,289,128	42,480,330
	11,006,101	389,569,757	26,319,411	881,267,105
Shares redeemed:
Class A	(5,500,382)	(191,085,003)	(6,652,645)	(223,215,602)
Class C	(2,008,915)	(70,799,796)	(2,897,400)	(96,814,859)
Class R3	(80,329)	(2,853,155)	(158,256)	(5,324,081)
Class R6	(59,252)	(2,121,688)	(176,457)	(6,043,359)
Class I	(4,980,166)	(176,006,633)	(14,642,606)	(490,600,222)
	(12,629,044)	(442,866,275)	(24,527,364)	(821,998,123)
Net increase (decrease)	(1,622,943)	$ (53,296,518)	1,792,047	$ 59,268,982

	Six Months Ended 1/31/17		Year Ended 7/31/16
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	30,519	$ 806,363	123,251	$ 3,151,466
Class C	15,267	402,382	40,032	1,022,939
Class R3	430	11,276	462	12,013
Class I	83,241	2,195,719	1,953,172	49,174,339
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,020	53,199	3,252	82,241
Class C	352	9,243	611	15,456
Class R3	7	176	6	151
Class I	1,603	42,194	1,474	37,457
	133,439	3,520,552	2,122,260	53,496,062
Shares redeemed:
Class A	(43,049)	(1,122,279)	(67,134)	(1,693,631)
Class C	(8,470)	(222,110)	(17,283)	(437,730)
Class R3	(9)	(237)	(19)	(483)
Class I	(121,601)	(3,233,174)	(31,784)	(782,852)
	(173,129)	(4,577,800)	(116,220)	(2,914,696)
Net increase (decrease)	(39,690)	$(1,057,248)	2,006,040	$50,581,366

48      NUVEEN

	Six Months Ended 1/31/17		Year Ended 7/31/16
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,337	$ 375,118	49,339	$ 1,222,308
Class C	4,020	97,813	8,836	218,240
Class R3	—	—	1,258	31,002
Class I	27,612	664,344	37,368	880,329
Shares issued to shareholders due to reinvestment of distributions:
Class A	731	17,753	1,234	29,754
Class C	144	3,459	255	6,100
Class R3	13	312	—	—
Class I	258	6,204	380	9,108
	48,115	1,165,003	98,670	2,396,841
Shares redeemed:
Class A	(12,668)	(308,266)	(15,602)	(382,716)
Class C	(1,393)	(34,567)	(1,586)	(38,169)
Class R3	—	—	—	—
Class I	(5,728)	(137,637)	(67,161)	(1,617,252)
	(19,789)	(480,470)	(84,349)	(2,038,137)
Net increase (decrease)	28,326	$ 684,533	14,321	$ 358,704
5.  Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$354,750,667	$5,324,012	$1,033,501
Sales	383,245,928	6,055,667	411,701
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
As of January 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$2,023,847,109	$58,041,884	$4,257,834
Gross unrealized:
Appreciation	$ 726,848,178	$ 6,218,026	$ 481,290
Depreciation	(19,771,329)	(1,969,358)	(238,022)
Net unrealized appreciation (depreciation) of investments	$ 707,076,849	$ 4,248,668	$ 243,268
NUVEEN      49

Notes to Financial Statements (Unaudited) (continued)
Permanent differences, primarily due to distribution reallocations, federal taxes paid, foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2016, the Funds’ last tax year end, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$ —	$ (1,042)	$ —
Undistributed (Over-distribution of) net investment income	(5,872)	(22,092)	592
Accumulated net realized gain (loss)	5,872	23,134	(592)
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Funds' last tax year end, were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$2,512,642	54,475	$11,552
Undistributed net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' last tax year ended July 31, 2016, was designated for purposes of the dividends paid deduction as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$ 40,597,793	$690,848	$70,288
Distributions from net long-term capital gains	108,056,268	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2016, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital losses to be carried forward - not subject to expiration	$189,338	$172,099
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:
Santa Barbara Dividend Growth
Post-October capital losses[2]	$12,623,996
Late-year ordinary losses[3]	—

[2]	Capital losses incurred from November 1, 2015 through July 31, 2016, the Funds' last tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through July 31, 2016 and specified losses incurred from November 1, 2015 through July 31, 2016.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
50      NUVEEN

The annual Fund-level fee, payable monthly, for each Fund, is calculated according to the following schedule:
Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million		0.5000%	0.5500%	0.5500%
For the next $125 million		0.4875	0.5375	0.5375
For the next $250 million		0.4750	0.5250	0.5250
For the next $500 million		0.4625	0.5125	0.5125
For the next $1 billion		0.4500	0.5000	0.5000
For net assets over $2 billion		0.4250	0.4750	0.4750
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2017, the complex-level fee rate for each Fund was 0.1621%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	0.94%	November 30, 2018	N/A
Santa Barbara International Dividend Growth	0.94%	November 30, 2018	N/A
N/A  –  Not Applicable.
Other Transactions with Affiliates
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
NUVEEN      51

Notes to Financial Statements (Unaudited) (continued)
During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected	$655,208	$12,456	$577
Paid to financial intermediaries	579,115	11,270	512
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances	$380,017	$6,511	$978
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained	$485,536	$4,424	$1,194
The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained	$44,309	$ —	$ —
As of the end of the reporting period, Nuveen owned shares of the following Funds:
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500
8.  Borrowings Arrangements
Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number
52      NUVEEN

of Participating Funds, which does not include the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Funds did not utilize this facility.
9.  Subsequent Events
Fund Shares
The Funds have an effective registration statement on file with the Securities and Exchange Commission to issue Class T Shares, which are not yet available for public offering.
NUVEEN      53

Additional
Fund Information
Fund Manager
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Santa Barbara Asset
Management, LLC
2049 Century Park East
17th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
Boston Financial
Data Services, Inc.
Nuveen Investor Services
P.O. Box 8530
Boston, MA 02266-8530
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
54      NUVEEN

Glossary of Terms
Used in this Report
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
NUVEEN      55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mf
Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com
MSA-SBGDG-0117P124137

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen NWQ International Value Fund	NAIGX	NCIGX	NTITX	NGRRX
Nuveen NWQ Japan Fund	NTJAX	NTJCX	—	NTJIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets dropped, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial market shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, despite the administration’s initial focus on trade and immigration policy. However, when a substantive fiscal policy does emerge, the potential for legislative approval is not assured. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany and France, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 28, 2017

4	NUVEEN

Portfolio Manager’s

Comments

Nuveen NWQ International Value Fund

Nuveen NWQ Japan Fund

The Nuveen NWQ International Value Fund and the Nuveen NWQ Japan Fund feature portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC. Peter Boardman manages the Nuveen NWQ International Value Fund and the Nuveen NWQ Japan Fund.

Below, Peter reviews key investment strategies and performance of the Funds for the six-month reporting period ended January 31, 2017.

How did the Funds perform during the six-month reporting period ended January 31, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total returns for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended January 31, 2017 and how did these strategies influence performance?

Nuveen NWQ International Value Fund

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index, but underperformed the Lipper classification average for the six-month reporting period ended January 31, 2017.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The financials and energy sectors were the leading contributors to performance on a relative basis, led by both a favorable significant overweight position and stock selection. The health care and telecommunications services sectors were the primary detractors from relative performance, mostly driven by underperforming selections within the sector. On a regional basis, U.S. equities contributed to relative results along with selections within the United Kingdom (U.K.).

Several individual holdings contributed to performance including, financials sector holdings ING Group NV and Ageas. The financial sector experienced a strong rebound during the reporting period. Dutch multi-national banking and financial services corporation, ING Group reported strong fourth quarter 2016 results, which contributed to performance. Multi-national insurance company Ageas also contributed to performance. Stricter European solvency requirements are among the chief concerns for most European

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager’s Comments (continued)

insurance companies. Lastly, energy holding Tenaris SA. contributed to performance. A leading manufacturer and supplier of seamless steel pipe products, revised earnings upward during the reporting period, which helped its stock price.

Several individual holdings detracted from performance including health care sectors holdings Teva Pharmaceuticals Industries Limited. Teva Pharmaceutical’s stock performance was influenced by a multitude of negative factors. Indeed, the entire generic sector was negatively affected. The company’s third quarter earnings report was not well received, as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior. We believe there will be further margin pressure in the generics space and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. Also detracting from performance was information technology holding Ericsson LM Telefonaktiebolaget. The Swedish telecom equipment maker reported weak earnings and cut its dividend during the reporting period. Lastly, Japan Tobacco Inc. detracted from performance. The strength of the Japanese yen compared to many currencies around the world has also put a damper on the company’s growth.

Nuveen NWQ Japan Fund

The Fund’s Class A Shares at NAV underperformed the MSCI Japan Index and the Lipper classification average for the six-month reporting period ended January 31, 2017.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and thorough research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

The MSCI Japan Index experienced double-digit gains during the reporting period in local currency terms, but significant weakness in the yen compared to the U.S. dollar led to lower returns. Japan is faced with elevated global uncertainty following the unexpected election of Donald Trump to President of the United States, as well as slowing economic growth in China and a weaker Chinese currency. However, Japan could also be a large beneficiary from an uptick in global gross domestic product if rumored U.S. policies by the new administration leads to higher than normalized growth. Japan continues to struggle to achieve its inflation targets. “Abenomics” policies are still being implemented, but apparently only moderately. The Liberal Democratic Party (LDP) achieved major victories in parliamentary elections, which we believe acted as a mandate for furthering efforts to revive the economy. To that end, the Bank of Japan surprised the global community in September 2016 by announcing targeting of long-term interest rates in a new policy approach. We continue to believe that corporate reform is the best path for unlocking value in this market. Japanese companies continue on pace for record shareholder returns, which is unlikely to slow in 2017 in our view. According to Goldman Sachs Securities, Japanese companies returned ¥16.7 trillion to shareholders in 2016, of which ¥5.7 trillion was through share buybacks, an increase of about 12% year-over-year.

The health care and information technology sectors were the leading contributors to performance on a relative basis, led by both a favorable significant overweight position and stock selection. The materials and telecommunication services sectors were the primary detractors from relative performance, mostly driven by underperforming selections within the sector.

Several individual holdings positively contributed to performance, including financial sector holdings Chiba Bank, Limited as well as Sumitomo Mitsui Trust Holdings Inc. The financial sector experienced a strong rebound, after being a leading detractor previously. Both of these positions rallied during the reporting period. Also positively contributing to performance was information technology holding, Rohm Company Limited. The company is engaged in the manufacture and sale of electronic components. The company overcame some of the difficulties of earlier quarters, again based on a stabilization of earnings expectations and attendant investor optimism. Currently, we find the company is valued at a discount to book value and also at a discount to enterprise-value-to-sales.

Individual holdings that detracted from performance included, NTT DoCoMo Inc. and Nippon Telegraph and Telephone Corporation, ADR (NTT) because of price volatility. The Japanese government released recommendations on mobile rate pricing during the reporting period. Both NTT DoCoMo’s and NTT’s stock price declined during the reporting period. The strength of the Japanese yen compared to many currencies around the world has also put a damper on the company’s growth.

6	NUVEEN

Risk Considerations

Nuveen NWQ International Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, smaller company, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen NWQ Japan Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The Fund focuses its investments in one country which could increase its risk of exposure to a single currency compared with a more geographically diversified fund. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as smaller company risk, are described in detail in the Fund’s prospectus.

NUVEEN	7

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8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.90%	11.15%	3.12%	0.92%
Class A Shares at maximum Offering Price	(0.21)%	4.76%	1.91%	0.33%
MSCI EAFE Index	3.49%	12.03%	6.04%	0.97%
Lipper International Multi-Cap Value Funds Classification Average	6.87%	13.99%	5.13%	(0.01)%

Class C Shares	5.52%	10.32%	2.34%	0.16%
Class I Shares	6.04%	11.43%	3.37%	1.17%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	5.79%	10.90%	2.85%	0.65%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.84%	2.00%	3.50%	0.59%
Class A Shares at maximum Offering Price	(0.24)%	(3.86)%	2.28%	0.00%
Class C Shares	5.46%	1.21%	2.72%	(0.17)%
Class I Shares	5.94%	2.20%	3.75%	0.84%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	5.69%	1.70%	3.22%	0.26%

Since inception returns for Class R3 Shares are from 8/04/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

10	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.22%	1.97%	1.47%	0.97%
Net Expense Ratios	1.15%	1.90%	1.40%	0.90%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	4.89%	12.13%	7.70%	6.06%
Class A Shares at maximum Offering Price	(1.12)%	5.68%	6.44%	5.29%
MSCI Japan Index	5.61%	15.70%	8.01%	6.09%
Lipper Japanese Funds Classification Average	6.48%	11.98%	9.37%	8.41%

Class C Shares	4.50%	11.32%	6.89%	5.26%
Class I Shares	5.06%	12.42%	7.97%	6.32%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A at NAV	6.60%	4.50%	7.60%	5.69%
Class A at maximum Offering Price	0.46%	(1.52)%	6.33%	4.91%
Class C Shares	6.23%	3.75%	6.78%	4.89%
Class I Shares	6.72%	4.75%	7.86%	5.95%

Since inception returns are from 12/29/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.32%	3.09%	1.98%
Net Expense Ratios	1.47%	2.22%	1.22%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fee and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

12	NUVEEN

Holding

Summaries as of January 31, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen NWQ International Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Ageas	3.0%
MS & AD Insurance Group Holdings Inc.	2.9%
ING Groep N.V.	2.8%
Nippon Telegraph and Telephone Corporation, ADR	2.8%
UBS Group AG	2.7%

Portfolio Composition

(% of net assets)

Banks	12.9%
Insurance	9.6%
Pharmaceuticals	7.0%
Food & Staples Retailing	5.8%
Oil, Gas & Consumable Fuels	5.1%
Commercial Services & Supplies	4.7%
Diversified Telecommunication Services	4.4%
Automobiles	3.7%
Energy Equipment & Services	3.6%
Professional Services	3.4%
Aerospace & Defense	2.9%
Real Estate Management & Development	2.9%
Technology Hardware, Storage & Peripherals	2.9%
Tobacco	2.8%
Industrial Conglomerates	2.7%
Capital Markets	2.7%
Wireless Telecommunication Services	2.6%
Other	19.9%
Repurchase Agreements	0.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Country Allocation1

(% of net assets)

Japan	23.9%
Netherlands	13.1%
United Kingdom	10.8%
France	8.1%
Switzerland	5.8%
Germany	5.5%
South Korea	5.0%
United States	5.0%
Belgium	4.6%
Other	18.0%
Other Assets Less Liabilities	0.2%
Net Assets	100%

1	Includes 6.7% (as a percentage of net assets) in emerging market countries.

NUVEEN	13

Holding Summaries as of January 31, 2017 (continued)

Nuveen NWQ Japan Fund

Fund Allocation

(% of net assets)

Common Stocks	96.5%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Portfolio Composition

(% of net assets)

Pharmaceuticals	6.6%
Banks	6.2%
Commercial Services & Supplies	5.1%
Insurance	5.0%
Electronic Equipment, Instruments & Components	4.1%
Household Durables	3.9%
Personal Products	3.3%
IT Services	3.2%
Media	3.2%
Oil, Gas & Consumable Fuels	3.2%
Specialty Retail	3.2%
Food Products	3.1%
Wireless Telecommunication Services	2.8%
Diversified Telecommunication Services	2.6%
Food & Staples Retailing	2.6%
Software	2.6%
Electrical Equipment	2.4%
Automobiles	2.4%
Tobacco	2.4%
Consumer Finance	2.2%
Building Products	2.2%
Beverages	2.1%
Trading Companies & Distributors	2.0%
Capital Markets	2.0%
Other	18.1%
Repurchase Agreements	3.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

MS & AD Insurance Group Holdings Inc.	3.0%
Sumitomo Mitsui Trust Holdings	3.0%
NTT DoCoMo Inc., Sponsored ADR	2.8%
Nippon Telegraph and Telephone Corporation, ADR	2.6%
Seven & I Holdings Co. Ltd	2.6%

14	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2017.

The beginning of the period is August 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ International Value Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,059.00	$1,055.20	$1,057.90	$1,060.40
Expenses Incurred During the Period	$5.97	$9.84	$7.26	$4.67
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.41	$1,015.63	$1,018.15	$1,020.67
Expenses Incurred During the Period	$5.85	$9.65	$7.12	$4.58

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	15

Expense Examples (continued)

Nuveen NWQ Japan Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,048.90	$1,045.00	$1,050.60
Expenses Incurred During the Period	$7.59	$11.44	$6.25
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,017.80	$1,014.01	$1,019.11
Expenses Incurred During the Period	$7.48	$11.27	$6.16
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, and 1.21% for Classes A, C, and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16	NUVEEN

Nuveen NWQ International Value Fund

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 2.9%

528,700	Embraer Aircraft Corporation, (2)	$3,019,958

33,079	Thales SA, (2)	3,103,294
	Total Aerospace & Defense	6,123,252

	Automobiles – 3.7%

30,286	Hyundai Motor Co. Ltd, PFD, (2)	2,428,865

46,468	Toyota Motor Corporation, Sponsored ADR	5,378,671
	Total Automobiles	7,807,536

	Banks – 12.9%

14,748,300	Bank of Ireland, (2), (3)	3,995,894

525,677	HSBC Holdings PLC, (2)	4,484,506

411,150	ING Groep N.V., (2)	5,906,560

413,800	Oversea-Chinese Banking Corporation Limited, (2)	2,759,884

1,962,062	Royal Bank of Scotland Group PLC, (2), (3)	5,496,641

122,000	Sumitomo Mitsui Trust Holdings, (2)	4,547,353
	Total Banks	27,190,838

	Beverages – 1.3%

181,962	Refresco Group N.V., 144A, (2)	2,748,402

	Capital Markets – 2.7%

353,553	UBS Group AG	5,695,739

	Chemicals – 2.3%

77,159	Koninklijke DSM NV, (2)	4,918,914

	Commercial Services & Supplies – 4.7%

329,000	Dai Nippon Printing Co., Ltd., (2)	3,347,118

133,807	ISS AS, (2)	4,764,651

703,261	Mitie Group PLC, (2)	1,779,362
	Total Commercial Services & Supplies	9,891,131

	Communications Equipment – 1.5%

537,410	Ericsson LM Telefonaktiebolaget, Sponsored ADR	3,165,345

	Diversified Financial Services – 1.6%

39,103	Groupe Bruxelles Lambert SA, (2)	3,332,463

	Diversified Telecommunication Services – 4.4%

131,596	Nippon Telegraph and Telephone Corporation, ADR	5,812,595

223,137	Telenor ASA, (2)	3,537,270
	Total Diversified Telecommunication Services	9,349,865

NUVEEN	17

Nuveen NWQ International Value Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Electrical Equipment – 2.0%

80,900	Mabuchi Motor Company Limited, (2)	$4,158,610

	Electronic Equipment, Instruments & Components – 1.6%

217,815	Flextronics International Limited, (3)	3,413,161

	Energy Equipment & Services – 3.6%

421,783	Aker Solutions ASA, (2)	2,274,380

304,911	Tenaris SA, (2)	5,341,112
	Total Energy Equipment & Services	7,615,492

	Food & Staples Retailing – 5.8%

213,063	Carrefour SA, (2)	5,212,220

75,000	Seven & I Holdings Co. Ltd, (2)	2,994,626

1,631,408	Tesco PLC, (2)	4,007,653
	Total Food & Staples Retailing	12,214,499

	Household Durables – 2.5%

217,700	Matsushita Electric Industrial Co., Ltd, (2)	2,265,153

184,700	Sekisui House, Ltd., (2)	2,987,761
	Total Household Durables	5,252,914

	Industrial Conglomerates – 2.7%

467,800	Alfa S.A.	607,028

39,923	Siemens AG, (2)	5,164,374
	Total Industrial Conglomerates	5,771,402

	Insurance – 9.6%

146,633	Ageas, (2)	6,278,454

19,709	Allianz AG ORD Shares, (2)	3,349,826

70,265	Axis Capital Holdings Limited	4,497,663

183,800	MS & AD Insurance Group Holdings Inc., (2)	6,148,755
	Total Insurance	20,274,698

	IT Services – 1.1%

37,503	Luxoft Holding Inc., (3)	2,207,052

	Media – 1.5%

45,964	Publicis Groupe, (2)	3,157,680

	Oil, Gas & Consumable Fuels – 5.1%

209,449	Cameco Corporation	2,670,475

103,405	Canadian Natural Resources Limited	3,125,933

84,194	Royal Dutch Shell PLC, Class B Shares, Sponsored ADR	4,838,629
	Total Oil, Gas & Consumable Fuels	10,635,037

	Pharmaceuticals – 7.0%

157,153	GlaxoSmithKline PLC, (2)	3,036,977

13,090	Roche Holdings AG, (2)	3,101,652

18	NUVEEN

Shares	Description (1)			Value

	Pharmaceuticals (continued)

69,369	Sanofi, (2)			$5,575,636

91,192	Teva Pharmaceutical Industries Limited, Sponsored ADR			3,048,549
	Total Pharmaceuticals			14,762,814

	Professional Services – 3.4%

47,300	Adecco Group, (2)			3,384,542

101,141	Wolters Kluwer NV, (2)			3,867,804
	Total Professional Services			7,252,346

	Real Estate Management & Development – 2.9%

620,300	City Developments Limited, (2)			4,071,640

363,360	Henderson Land Development Company Limited, (2)			2,005,724
	Total Real Estate Management & Development			6,077,364

	Semiconductors & Semiconductor Equipment – 1.4%

46,100	Rohm Company Limited, (2)			2,947,922

	Software – 1.5%

34,550	SAP SE, (2)			3,159,603

	Technology Hardware, Storage & Peripherals – 2.9%

86,700	Fujifilm Holdings Corporation, (2)			3,357,478

2,004	Samsung Electronics Company Limited, (2)			2,708,405
	Total Technology Hardware, Storage & Peripherals			6,065,883

	Textiles, Apparel & Luxury Goods – 1.6%

273,000	Wacoal Holdings Corporation, (2)			3,308,336

	Tobacco – 2.8%

94,400	Japan Tobacco Inc., (2)			3,044,923

165,002	Scandinavian Tobacco Group A/S, 144A, REG S			2,833,691
	Total Tobacco			5,878,614

	Wireless Telecommunication Services – 2.6%

250,548	SK Telecom Company Limited, Sponsored ADR			5,386,782
	Total Long-Term Investments (cost $175,531,834)			209,763,694

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.2%

	REPURCHASE AGREEMENTS – 0.2%

$373	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/17, repurchase price $373,095, collateralized by $390,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $383,117	0.030%	2/01/17	$373,095
	Total Short-Term Investments (cost $373,095)			373,095
	Total Investments (cost $175,904,929) – 99.8%			210,136,789
	Other Assets Less Liabilities – 0.2%			425,016
	Net Assets – 100%			$210,561,805

NUVEEN	19

Nuveen NWQ International Value Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

REG S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

20	NUVEEN

Nuveen NWQ Japan Fund

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.5%

	COMMON STOCKS – 96.5%

	Automobiles – 2.4%

1,593	Toyota Motor Corporation, Sponsored ADR	$184,390

	Banks – 6.2%

24,000	Chiba Bank Limited, (2)	156,992

15,400	Resona Holdings, Inc., (2)	83,377

6,100	Sumitomo Mitsui Trust Holdings, (2)	227,367
	Total Banks	467,736

	Beverages – 2.1%

9,600	Kirin Holdings Company, Limited, (2)	157,303

	Building Products – 2.2%

7,200	JS Group Corporation, (2)	168,111

	Capital Markets – 2.0%

24,000	Daiwa Securities Group Inc., (2)	153,031

	Chemicals – 1.9%

20,400	Chugoku Marine Paints Limited, (2)	148,391

	Commercial Services & Supplies – 5.1%

9,000	Dai Nippon Printing Co., Ltd., (2)	91,563

7,000	Duskin Company Limited, (2)	152,706

2,000	Secom Company Limited, (2)	144,635
	Total Commercial Services & Supplies	388,904

	Communications Equipment – 0.9%

3,600	ICOM, Inc., (2)	72,564

	Construction & Engineering – 1.5%

12,000	Obayashi Corporation, (2)	114,314

	Consumer Finance – 2.2%

9,300	Credit Saison Company, Limited, (2)	169,446

	Containers & Packaging – 1.7%

7,100	Toyo Seikan Group Holdings Ltd., (2)	130,950

	Diversified Telecommunication Services – 2.6%

4,481	Nippon Telegraph and Telephone Corporation, ADR	197,925

	Electrical Equipment – 2.4%

3,600	Mabuchi Motor Company Limited, (2)	185,056

	Electronic Equipment, Instruments & Components – 4.1%

2,600	Kyocera Corporation, (2)	135,358

NUVEEN	21

Nuveen NWQ Japan Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Electronic Equipment, Instruments & Components (continued)

16,600	Sanshin Electronics Company Limited, (2)	$179,109
	Total Electronic Equipment, Instruments & Components	314,467

	Food & Staples Retailing – 2.6%

4,900	Seven & I Holdings Co. Ltd, (2)	195,648

	Food Products – 3.1%

5,000	NH Foods Limited, (2)	136,079

2,700	Toyo Suisan Kaisha Limited, (2)	96,340
	Total Food Products	232,419

	Health Care Providers & Services – 2.0%

4,300	Tokai Corporation, (2)	151,131

	Household Durables – 3.9%

17,900	Panasonic Corporation, (2)	186,248

6,700	Sekisui House, Ltd., (2)	108,381
	Total Household Durables	294,629

	Insurance – 5.0%

6,800	MS&AD Insurance Group Holdings Inc., (2)	227,482

4,300	Sompo Japan Nipponkoa Holdings Inc., (2)	155,702
	Total Insurance	383,184

	IT Services – 3.2%

3,100	TKC Corporation, (2)	93,593

13,300	Zuken Inc., (2)	151,238
	Total IT Services	244,831

	Media – 3.2%

9,000	Hakuhodo DY Holdings Inc., (2)	110,731

6,500	TV Asahi Corporation, (2)	130,134
	Total Media	240,865

	Oil, Gas & Consumable Fuels – 3.2%

7,300	INPEX Corporation, (2)	71,636

35,800	JX Holdings Inc., (2)	168,832
	Total Oil, Gas & Consumable Fuels	240,468

	Personal Products – 3.3%

2,800	KAO Corporation, (2)	138,557

4,100	Shiseido Company, Limited, (2)	114,591
	Total Personal Products	253,148

	Pharmaceuticals – 6.6%

8,900	Astellas Pharma Inc., (2)	119,454

4,500	Kissei Pharmaceuticals Company Limited, (2)	110,396

7,500	Mitsubishi Tanabe Pharma Corporation, (2)	150,429

22	NUVEEN

Shares	Description (1)	Value

	Pharmaceuticals (continued)

2,600	Otsuka Holdings Company, (2)	$119,777
	Total Pharmaceuticals	500,056

	Real Estate Management & Development – 1.5%

4,100	Daiwa House Industry Company Limited, (2)	111,037

	Road & Rail – 1.5%

9,800	Seino Holdings Co., Limited, (2)	113,335

	Semiconductors & Semiconductor Equipment – 1.8%

2,100	Rohm Company Limited, (2)	134,287

	Software – 2.6%

2,900	Fuji Soft Inc., (2)	71,331

4,300	Square Enix Holding Company, Limited, (2)	123,260
	Total Software	194,591

	Specialty Retail – 3.2%

5,600	Chiyoda Company Limited, (2)	132,414

7,200	Xebio Company Limited, (2)	107,577
	Total Specialty Retail	239,991

	Technology Hardware, Storage & Peripherals – 2.0%

3,900	Fujifilm Holdings Corporation, (2)	151,028

	Textiles, Apparel & Luxury Goods – 1.9%

12,000	Wacoal Holdings Corporation, (2)	145,421

	Tobacco – 2.4%

5,600	Japan Tobacco Inc., (2)	180,631

	Trading Companies & Distributors – 2.0%

10,600	Mitsui & Company Limited, (2)	155,564

	Transportation Infrastructure – 1.4%

11,000	Kamigumi Company Limited, (2)	106,928

	Wireless Telecommunication Services – 2.8%

8,767	NTT DoCoMo Inc., Sponsored ADR	209,706
	Total Long-Term Investments (cost $5,701,673)	7,331,486

NUVEEN	23

Nuveen NWQ Japan Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.4%

	REPURCHASE AGREEMENTS – 3.4%

$263	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/17, repurchase price $262,548, collateralized by $275,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $270,147	0.030%	2/01/17	$262,548
	Total Short-Term Investments (cost $262,548)			262,548
	Total Investments (cost $5,964,221) – 99.9%			7,594,034
	Other Assets Less Liabilities – 0.1%			5,210
	Net Assets – 100%			$7,599,244

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

24	NUVEEN

Statement of

Assets and Liabilities	January 31, 2017 (Unaudited)

	NWQ International Value	NWQ Japan
Assets
Long-term investments, at value (cost $175,531,834 and $5,701,673, respectively)	$209,763,694	$7,331,486
Short-term investments, at value (cost approximates value)	373,095	262,548
Cash denominated in foreign currencies (cost $22 and —, respectively)	23	—
Receivable for:
Dividends	433,347	9,002
Investments sold	1,244,366	347
Reclaims	162,798	—
Reimbursement from Adviser	—	745
Shares sold	180,128	30,309
Other assets	109,349	23,657
Total assets	212,266,800	7,658,094
Liabilities
Payable for:
Investments purchased	636,154	—
Shares redeemed	640,327	789
Accrued expenses:
Custodian fees	89,970	29,005
Management fees	110,283	—
Professional fees	13,049	9,281
Shareholder reporting expenses	52,051	16,125
Trustees fees	84,841	70
12b-1 distribution and service fees	18,423	1,192
Other	59,897	2,388
Total liabilities	1,704,995	58,850
Net assets	210,561,805	7,599,244
Class A Shares
Net assets	$27,088,538	$2,867,737
Shares outstanding	1,173,268	106,178
Net asset value (“NAV”) per share	$23.09	$27.01
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$24.50	$28.66
Class C Shares
Net assets	$14,199,036	$680,412
Shares outstanding	644,261	25,449
NAV and offering price per share	$22.04	$26.74
Class R3 Shares
Net assets	$1,155,986	$—
Shares outstanding	49,667	—
NAV and offering price per share	$23.27	$—
Class I Shares
Net assets	$168,118,245	$4,051,095
Shares outstanding	7,252,789	149,566
NAV and offering price per share	$23.18	$27.09
Net assets consist of:
Capital paid-in	$448,652,919	$6,899,499
Undistributed (Over-distribution of) net investment income	732,881	(179,883)
Accumulated net realized gain (loss)	(273,060,176)	(750,495)
Net unrealized appreciation (depreciation)	34,236,181	1,630,123
Net assets	$210,561,805	$7,599,244
Authorized shares – per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

NUVEEN	25

Statement of

Operations	Six Months Ended January 31, 2017 (Unaudited)

	NWQ International Value	NWQ Japan
Investment Income (net of foreign tax withheld of $232,562 and $9,218, respectively)	$2,019,676	$82,996
Expenses
Management fees	769,611	34,264
12b-1 service fees – Class A Shares	35,211	3,253
12b-1 distribution and service fees – Class C Shares	76,122	3,643
12b-1 distribution and service fees – Class R3 Shares	2,904	—
Shareholder servicing agent fees	123,888	4,490
Custodian fees	80,122	35,666
Trustees fees	3,358	136
Professional fees	72,926	12,874
Shareholder reporting expenses	52,316	4,633
Federal and state registration fees	32,464	25,431
Other	5,031	3,263
Total expenses before fee waiver/expense reimbursement	1,253,953	127,653
Fee waiver/expense reimbursement	(156,876)	(72,384)
Net expenses	1,097,077	55,269
Net investment income (loss)	922,599	27,727
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	4,488,223	53,834
Change in net unrealized appreciation (depreciation) of investments and foreign currency	7,010,194	292,951
Net realized and unrealized gain (loss)	11,498,417	346,785
Net increase (decrease) in net assets from operations	$12,421,016	$374,512

See accompanying notes to financial statements.

26	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	NWQ International Value		NWQ Japan
	Six Months Ended 1/31/17	Year Ended 7/31/16	Six Months Ended 1/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$922,599	$5,701,259	$27,727	$95,754
Net realized gain (loss) from investments and foreign currency	4,488,223	6,283,958	53,834	(529,665)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	7,010,194	(35,780,031)	292,951	(135,213)
Net increase (decrease) in net assets from operations	12,421,016	(23,794,814)	374,512	(569,124)
Distributions to Shareholders
From net investment income:
Class A Shares	(502,074)	(469,255)	(91,222)	(27,549)
Class C Shares	(162,884)	(115,850)	(17,941)	—
Class R3 Shares	(18,421)	(14,657)	—	—
Class I Shares	(3,511,140)	(3,331,433)	(127,840)	(116,840)
Decrease in net assets from distributions to shareholders	(4,194,519)	(3,931,195)	(237,003)	(144,389)
Fund Share Transactions
Proceeds from sale of shares	8,337,556	36,102,158	2,513,712	8,117,298
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,985,618	3,710,458	193,624	135,016
	12,323,174	39,812,616	2,707,336	8,252,314
Cost of shares redeemed	(38,274,004)	(69,876,235)	(3,711,770)	(14,361,161)
Net increase (decrease) in net assets from Fund share transactions	(25,950,830)	(30,063,619)	(1,004,434)	(6,108,847)
Net increase (decrease) in net assets	(17,724,333)	(57,789,628)	(866,925)	(6,822,360)
Net assets at the beginning of period	228,286,138	286,075,766	8,466,169	15,288,529
Net assets at the end of period	$210,561,805	$228,286,138	$7,599,244	$8,466,169
Undistributed (Over-distribution of) net investment income at the end of period	$732,881	$4,004,801	$(179,883)	$29,393

See accompanying notes to financial statements.

NUVEEN	27

Financial

Highlights (Unaudited)

NWQ International Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (12/99)
2017(f)	$22.22	$0.08		$1.21	$1.29	$(0.42)	$—	$(0.42)	$—		$23.09
2016	24.59	0.47		(2.53)	(2.06)	(0.31)	—	(0.31)	—		22.22
2015	25.67	0.20		(0.35)	(0.15)	(0.93)	—	(0.93)	—		24.59
2014	22.74	0.50		2.98	3.48	(0.55)	—	(0.55)	—		25.67
2013	20.27	0.32		2.96	3.28	(0.81)	—	(0.81)	—		22.74
2012	25.63	0.36		(5.30)	(4.94)	(0.42)	—	(0.42)	—	**	20.27
Class C (12/99)
2017(f)	21.13	—	**	1.16	1.16	(0.25)	—	(0.25)	—		22.04
2016	23.39	0.28		(2.41)	(2.13)	(0.13)	—	(0.13)	—		21.13
2015	24.40	0.03		(0.33)	(0.30)	(0.71)	—	(0.71)	—		23.39
2014	21.63	0.29		2.84	3.13	(0.36)	—	(0.36)	—		24.40
2013	19.27	0.15		2.83	2.98	(0.62)	—	(0.62)	—		21.63
2012	24.35	0.18		(5.04)	(4.86)	(0.22)	—	(0.22)	—	**	19.27
Class R3 (8/08)
2017(f)	22.37	0.05		1.22	1.27	(0.37)	—	(0.37)	—		23.27
2016	24.76	0.42		(2.55)	(2.13)	(0.26)	—	(0.26)	—		22.37
2015	25.84	0.14		(0.35)	(0.21)	(0.87)	—	(0.87)	—		24.76
2014	22.90	0.43		3.00	3.43	(0.49)	—	(0.49)	—		25.84
2013	20.41	0.29		2.97	3.26	(0.77)	—	(0.77)	—		22.90
2012	25.81	0.35		(5.39)	(5.04)	(0.36)	—	(0.36)	—	**	20.41
Class I (12/99)
2017(f)	22.33	0.11		1.22	1.33	(0.48)	—	(0.48)	—		23.18
2016	24.72	0.53		(2.54)	(2.01)	(0.38)	—	(0.38)	—		22.33
2015	25.82	0.27		(0.37)	(0.10)	(1.00)	—	(1.00)	—		24.72
2014	22.87	0.57		2.99	3.56	(0.61)	—	(0.61)	—		25.82
2013	20.38	0.36		3.00	3.36	(0.87)	—	(0.87)	—		22.87
2012	25.78	0.43		(5.34)	(4.91)	(0.49)	—	(0.49)	—	**	20.38

28	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

5.90%	$27,089	1.29	%*	0.57	%*	1.15	%*	0.71	%*	6%
(8.38)	30,998	1.34		2.10		1.33		2.11		20
(0.20)	37,581	1.35		0.81		N/A		N/A		30
15.35	151,078	1.42		2.01		N/A		N/A		24
16.56	169,858	1.39		1.49		N/A		N/A		31
(19.38)	237,548	1.35		1.60		N/A		N/A		26

5.52	14,199	2.04	*	(0.19	)*	1.90	*	(0.04	)*	6
(9.11)	16,182	2.09		1.32		2.08		1.33		20
(0.95)	22,173	2.11		0.12		N/A		N/A		30
14.49	27,876	2.16		1.23		N/A		N/A		24
15.75	31,437	2.14		0.72		N/A		N/A		31
(20.03)	45,932	2.10		0.87		N/A		N/A		26

5.79	1,156	1.55	*	0.32	*	1.40	*	0.47	*	6
(8.63)	1,398	1.59		1.85		1.58		1.86		20
(0.44)	1,352	1.61		0.59		N/A		N/A		30
15.04	1,888	1.67		1.71		N/A		N/A		24
16.29	3,204	1.64		1.34		N/A		N/A		31
(19.62)	3,319	1.62		1.58		N/A		N/A		26

6.04	168,118	1.05	*	0.80	*	0.90	*	0.95	*	6
(8.17)	179,707	1.09		2.37		1.08		2.38		20
0.02	224,970	1.11		1.12		N/A		N/A		30
15.63	177,508	1.16		2.27		N/A		N/A		24
16.89	169,589	1.14		1.67		N/A		N/A		31
(19.18)	356,908	1.10		1.93		N/A		N/A		26

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
N/A	For the periods presented herein, Fund did not have a contractual reimbursement agreement with the Adviser prior to June 30, 2016.

See accompanying notes to financial statements.

NUVEEN	29

Financial Highlights (Unaudited) (continued)

NWQ Japan

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (12/08)
2017(f)	$26.63	$0.07	$1.20	$1.27	$(0.89)	$—	$(0.89)	$—		$27.01
2016	26.86	0.16	(0.22)	(0.06)	(0.17)	—	(0.17)	—		26.63
2015	25.75	0.08	2.19	2.27	(1.16)	—	(1.16)	—		26.86
2014	23.06	0.17	3.28	3.45	(0.76)	—	(0.76)	—		25.75
2013	19.66	0.19	3.21	3.40	—	—	—	—		23.06
2012	23.39	0.22	(3.45)	(3.23)	(0.46)	(0.04)	(0.50)	—	**	19.66
Class C (12/08)
2017(f)	26.27	(0.02)	1.18	1.16	(0.69)	—	(0.69)	—		26.74
2016	26.52	(0.03)	(0.22)	(0.25)	—	—	—	—		26.27
2015	25.41	(0.10)	2.17	2.07	(0.96)	—	(0.96)	—		26.52
2014	22.77	(0.06)	3.28	3.22	(0.58)	—	(0.58)	—		25.41
2013	19.57	0.04	3.16	3.20	—	—	—	—		22.77
2012	23.27	0.05	(3.41)	(3.36)	(0.30)	(0.04)	(0.34)	—	**	19.57
Class I (12/08)
2017(f)	26.73	0.13	1.19	1.32	(0.96)	—	(0.96)	—		27.09
2016	26.97	0.21	(0.21)	—	(0.24)	—	(0.24)	—		26.73
2015	25.85	0.16	2.18	2.34	(1.22)	—	(1.22)	—		26.97
2014	23.16	0.19	3.32	3.51	(0.82)	—	(0.82)	—		25.85
2013	19.70	0.28	3.18	3.46	—	—	—	—		23.16
2012	23.43	0.19	(3.36)	(3.17)	(0.52)	(0.04)	(0.56)	—	**	19.70

30	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

4.89%	$2,868	3.25	%*	(1.31)%*	1.47	%*	0.48	%*	23%
(0.19)	2,597	2.32		(0.21)	1.47		0.64		33
9.67	3,450	3.29		(1.49)	1.46		0.34		39
15.16	930	3.46		(1.29)	1.47		0.69		33
17.29	1,058	4.61		(2.25)	1.47		0.89		85
(13.83)	687	2.47		0.08	1.48		1.08		33

4.50	680	4.03	*	(1.97)*	2.22	*	(0.16	)*	23
(0.94)	752	3.09		(0.99)	2.22		(0.13)		33
8.86	704	4.67		(2.88)	2.21		(0.42)		39
14.28	499	4.15		(2.19)	2.22		(0.25)		33
16.35	405	5.06		(2.65)	2.22		0.19		85
(14.49)	332	3.09		(0.64)	2.23		0.22		33

5.06	4,051	3.05	*	(0.88)*	1.21	*	0.95	*	23
0.02	5,118	1.98		0.05	1.22		0.81		33
9.99	11,134	3.12		(1.29)	1.21		0.62		39
15.38	2,594	3.19		(1.19)	1.22		0.78		33
17.56	2,926	4.13		(1.58)	1.22		1.33		85
(13.57)	3,647	2.13		— ***	1.23		0.91		33

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
***	Rounds to less than 0.01%.

See accompanying notes to financial statements.

NUVEEN	31

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ International Value Fund (“NWQ International Value”) and Nuveen NWQ Japan Fund (“NWQ Japan”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Funds is January 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2017 (the “current fiscal period”).

On August 1, 2016, NWQ International Value changed its name from Nuveen Tradewinds International Value Fund and NWQ Japan changed its name from Nuveen Tradewinds Japan Fund.

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) an affiliate of Nuveen, under which NWQ manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Each Fund’s investment objective is to seek long-term capital appreciation.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

32	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	33

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing service”). As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NWQ International Value	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$52,681,313	$157,082,381	**	$—	$209,763,694
Short-Term Investments:
Repurchase Agreements	—	373,095		—	373,095
Total	$52,681,313	$157,455,476		$—	$210,136,789

NWQ Japan
Long-Term Investments*:
Common Stocks	$592,021	$6,739,465	**	$—	$7,331,486
Short-Term Investments:
Repurchase Agreements	—	262,548		—	262,548
Total	$592,021	$7,002,013		$—	$7,594,034
*	Refer to the Fund’s Portfolio of Investments for industry classification.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

34	NUVEEN

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfer Out)	Transfer In	(Transfer Out)	Transfer In	(Transfer Out)
NWQ International Value
Common Stocks	$—	$(149,701,945)	$149,701,945	$—	$—	$—

NWQ Japan
Common Stocks	$—	$(6,460,264)	$6,460,264	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that a Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)

As of the end of the reporting period, the following Fund’s investments in non-U.S. securities were as follows:

NWQ International Value	Value	% of Net Assets
Country:
Japan	$50,299,300	23.9%
Netherlands	27,621,420	13.1
United Kingdom	22,801,033	10.8
France	17,048,830	8.1
Switzerland	12,181,933	5.8
Germany	11,673,803	5.5
South Korea	10,524,052	5.0
Belgium	9,610,919	4.6
Other	37,884,528	18.0
Total non-U.S. securities	$199,645,818	94.8%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
NWQ International Value	Fixed Income Clearing Corporation	$373,095	$(373,095)	$—
NWQ Japan	Fixed Income Clearing Corporation	262,548	(262,548)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

36	NUVEEN

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 1/31/17		Year Ended 7/31/16
NWQ International Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	104,212	$2,354,733	253,721	$5,665,765
Class C	3,558	76,106	32,205	686,208
Class R3	5,999	136,405	26,617	587,536
Class I	254,508	5,770,311	1,318,041	29,162,649
Shares issued to shareholders due to reinvestment of distributions:
Class A	18,962	422,304	17,674	398,190
Class C	5,738	122,039	3,997	86,019
Class R3	507	11,387	431	9,802
Class I	153,463	3,429,889	142,257	3,216,447
	546,947	12,323,174	1,794,943	39,812,616
Shares redeemed:
Class A	(345,131)	(7,782,795)	(404,427)	(8,918,931)
Class C	(130,770)	(2,794,412)	(218,621)	(4,619,890)
Class R3	(19,330)	(435,134)	(19,146)	(423,100)
Class I	(1,202,272)	(27,261,663)	(2,513,986)	(55,914,314)
	(1,697,503)	(38,274,004)	(3,156,180)	(69,876,235)
Net increase (decrease)	(1,150,556)	$(25,950,830)	(1,361,237)	$(30,063,619)

	Six Months Ended 1/31/17		Year Ended 7/31/16
NWQ Japan	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,206	$465,615	99,942	$2,576,568
Class C	756	19,904	18,515	459,925
Class I	74,559	2,028,193	198,220	5,080,805
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,494	91,221	1,059	27,549
Class C	616	15,941	—	—
Class I	3,303	86,462	4,121	107,467
	99,934	2,707,336	321,857	8,252,314
Shares redeemed:
Class A	(12,030)	(321,958)	(131,910)	(3,330,294)
Class C	(4,554)	(120,939)	(16,439)	(405,895)
Class I	(119,717)	(3,268,873)	(423,829)	(10,624,972)
	(136,301)	(3,711,770)	(572,178)	(14,361,161)
Net increase (decrease)	(36,367)	$(1,004,434)	(250,321)	$(6,108,847)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period were as follows:

	NWQ International Value	NWQ Japan
Purchases	$13,709,207	$1,739,570
Sales	42,066,141	3,164,329

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NWQ International Value has filed for additional reclaims related to foreign taxes withheld in prior years, based on interpretations of European Union tax principles. Generally, to the extent a Fund reasonably determines that such additional tax reclaims are collectible and free from significant contingencies, the amounts are reflected as Investment Income in the Statements of Operations. When such reclaims are received, the amounts received will reduce the amount of current year foreign tax credits passed through to shareholders consistent with guidance from the Internal Revenue Service.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	NWQ International Value	NWQ Japan
Cost of investments	$184,934,005	$6,423,244
Gross unrealized:
Appreciation	$49,687,733	$1,648,917
Depreciation	(24,484,949)	(478,127)
Net unrealized appreciation (depreciation) of investments	$25,202,784	$1,170,790

Permanent differences, primarily due to federal taxes paid, foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2016, the Funds’ last tax year end, as follows:

	NWQ International Value	NWQ Japan
Capital paid-in	$—	$—
Undistributed (Over-distribution of) net investment income	(33,313)	91,631
Accumulated net realized gain (loss)	33,313	(91,631)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Funds’ last tax year end, were as follows:

	NWQ International Value	NWQ Japan
Undistributed net ordinary income[1]	$4,154,389	$124,266
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended July 31, 2016 was designated for purposes of the dividends paid deduction as follows:

	NWQ International Value	NWQ Japan
Distributions from net ordinary income[1]	$3,931,195	$144,389
Distributions from net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

38	NUVEEN

As of July 31, 2016, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NWQ International Value	NWQ Japan
Expiration:
July 31, 2018	$54,060,130	$—
Not subject to expiration	214,608,781	440,179
Total	$268,668,911	$440,179

During the Funds’ last tax year ended July 31, 2016, NWQ International Value utilized $3,374,417 of its capital loss carryforwards.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	NWQ International Value	NWQ Japan
For the first $125 million	0.5500%	0.7000%
For the next $125 million	0.5375	0.6875
For the next $250 million	0.5250	0.6750
For the next $500 million	0.5125	0.6625
For the next $1 billion	0.5000	0.6500
For net assets over $2 billion	0.4750	0.6250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2017, the complex-level fee for each Fund was 0.1621%.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
NWQ International Value	0.94%	November 30, 2017	N/A
NWQ Japan	1.25	November 30, 2017	1.50%
N/A	- Not applicable.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	NWQ International Value	NWQ Japan
Sales charges collected	$5,292	$17,114
Paid to financial intermediaries	4,706	14,910

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	NWQ International Value	NWQ Japan
Commission advances	$444	$199

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	NWQ International Value	NWQ Japan
12b-1 fees retained	$1,995	$1,898

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	NWQ International Value	NWQ Japan
CDSC retained	$352	$196

As of the end of the reporting period, Nuveen owned shares of the following Fund:

NWQ Japan
Class A Shares	$—
Class C Shares	2,277
Class R3 Shares	—
Class I Shares	43,098

40	NUVEEN

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 30, 2016, NWQ International Value borrowed $29,032 from the Unsecured Credit Line at an annualized interest rate of 2.02%. NWQ Japan did not utilize the Unsecured Credit Line during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Funds did not utilize this facility.

NUVEEN	41

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East, 16th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

42	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper International Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI EAFE (Europe, Australasia, Far East) Index: A free-float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

NUVEEN	43

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-GRW-0117P        124201

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class I

Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGCX	NGARX	NWGRX

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NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets dropped, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial market shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, despite the administration’s initial focus on trade and immigration policy. However, when a substantive fiscal policy does emerge, the potential for legislative approval is not assured. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany and France, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 28, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Tradewinds Global All-Cap Fund

The Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ). James T. Stephenson, CFA and Thomas J. Ray, CFA have served as portfolio managers of the Fund since August 2016.

On May 27, 2016, the Board of Trustees of the Fund approved the reorganization of Nuveen Tradewinds Global All-Cap Fund into the Nuveen NWQ Global Equity Income Fund. During March 2017 (subsequent to the end of this reporting period), shareholders approved the reorganization, which took place after the close of business on March 24, 2017.

Below, Jim and Tom review key investment strategies and performance of the Fund for the six-month reporting period ended January 31, 2017.

How did the Fund perform during the six-month reporting period ended January 31, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year, ten-year and/or since inception periods ended January 31, 2017. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2017 and how did these strategies influence performance?

The Fund’s Class A Shares at NAV underperformed the MSCI All Country World Index and the Lipper classification average during the six-month reporting period ended January 31, 2017.

During this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark. However, for reporting purposes we use benchmarks for comparison.

The financials and industrials sectors were the leading contributors to performance on a relative basis, led by both a favorable overweight position and stock selection. The health care and utilities sectors were the primary detractors from relative performance, mostly driven by underperforming selections within the sector. On a regional basis, investments in the U.S. and the Netherlands were the top contributing markets given the Fund’s positive stock selection within the region, while the U.K. and Israel detracted.

Several individual holdings contributed to performance, including Unum Group. The company provides disability insurance products in the U.S. and the U.K. The accident and health insurer’s two largest operating segments, Unum US and Colonial Life, reported

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

increased operating income and better than expected third quarter results, despite some weakness in its U.K. segment. The company is also expected to significantly benefit from rising interest rates and potential U.S. tax reform. Citigroup Inc. also positively contributed to performance as U.S. bank stocks reacted positively to the results of the U.S. presidential election. Investors grew optimistic about the prospect of a Republican administration and Congress enacting lower corporate tax rates, looser regulation of financial firms and other pro-growth policy initiatives, which will benefit the company and its banking peers. Additionally, the Federal Reserve raised the target level of short-term interest rates at its December 2016 meeting and reiterated its outlook for higher interest rates going forward. Higher rates would be a tailwind for bank earnings, and the market appears to have begun discounting higher expected earnings in the stocks. Lastly, ING Groep N.V. positively contributed to performance as it benefitted from the post “Brexit” bounce during the reporting period. Many large European financial stocks saw big drawdowns following the U.K.’s decision to leave the European Union, as the vote created a large deal of uncertainty for the prospect of growth and stability across the region. The share prices recovered steadily as more information was revealed and the outlook improved and ING performed well as the focus shifted to the company’s strong fundamentals and leading capital position.

Several individual holdings detracted from portfolio performance, including Teva Pharmaceutical Industries Limited due to a multitude of negative factors. Indeed, the entire generic sector was negatively affected. The company’s third quarter earnings report was not well received, as management had to lower guidance it had issued upon the closure of Teva’s $40.5 billion purchase of Allergan’s generic assets just a few months prior. We believe there will be further margin pressure in the generics space, and Teva also faces potential generic competition for its lead drug, Copaxone, which could create additional pressure to cash flows in 2017. French utility holding Veolia Environnement S.A. also detracted from performance as third quarter earnings came in below expectations. Revenues contracted slightly versus expectations of an expansion as lower power prices and currency headwinds muted growth. Lastly, GlaxoSmithKline PLC detracted from performance, driven in part by a move away from pharmaceutical stocks, as well as weakness in the British pound post the Brexit vote. The company’s fundamentals remained on track during the reporting period, with growth increased by a strong foreign exchange tailwind (again due to the weak pound) but with good results in its respiratory, consumer, and its HIV franchises. While the market remains worried about its largest product, Advair, which may potentially face generic competitors in 2017, there were also questions about Glaxo’s selection of its new CEO who did not have direct pharmaceutical experience. The largest headwind for the reporting period, however, was the industry-wide concern that U.S. pricing might be under siege by the new administration and by further pressure from pharmacy benefit managers (PBMs).

6	NUVEEN

Risk Considerations

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity, which may be greater for smaller company stocks, and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency risk, are described in detail in the Fund’s prospectus.

NUVEEN	7

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8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	1.40%	16.18%	1.42%	4.67%
Class A Shares at maximum Offering Price	(4.42)%	9.52%	0.22%	4.05%
MSCI All Country World Index (ACWI)	4.95%	17.93%	8.72%	3.74%
Lipper Global Multi-Cap Value Funds Classification Average	7.02%	17.83%	8.03%	3.66%

Class C Shares	1.05%	15.36%	0.66%	3.89%
Class I Shares	1.53%	16.53%	1.67%	4.92%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	1.27%	15.93%	1.16%	10.77%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.23%	7.49%	2.50%	4.59%
Class A Shares at maximum Offering Price	(1.76)%	1.32%	1.29%	3.98%
Class C Shares	3.83%	6.67%	1.73%	3.81%
Class I Shares	4.36%	7.76%	2.76%	4.84%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	4.07%	7.20%	2.24%	10.64%

Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

10	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.34%	2.09%	1.60%	1.09%
Net Expense Ratios	1.20%	1.95%	1.45%	0.95%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.55% after November 30, 2017) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

NUVEEN	11

Holding

Summaries as of January 31, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Tradewinds Global All-Cap Fund

Fund Allocation

(% of net assets)

Common Stocks	89.6%
$25 Par (or similar) Retail Preferred	0.7%
Convertible Preferred Securities	5.6%
$1,000 Par (or similar) Institutional Preferred	1.4%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Oracle Corporation	3.7%
GlaxoSmithKline PLC	3.6%
Citigroup Inc.	3.5%
Nippon Telegraph and Telephone Corporation	3.3%
Unum Group	3.1%

Portfolio Composition

(% of net assets)

Banks	12.7%
Insurance	10.9%
Pharmaceuticals	9.3%
Media	6.3%
Diversified Telecommunication Services	6.1%
Capital Markets	5.8%
Software	5.8%
Industrial Conglomerates	3.9%
Air Freight & Logistics	3.7%
Chemicals	3.6%
Multi-Utilities	2.9%
Oil, Gas & Consumable Fuels	2.8%
Tobacco	2.8%
Equity Real Estate Investment Trusts	2.7%
Other	18.0%
Repurchase Agreements	1.0%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Country Allocation

(% of net assets)

United States	47.3%
Germany	12.7%
United Kingdom	9.9%
Switzerland	6.1%
Japan	4.6%
Other	17.7%
Other Assets Less Liabilities	1.7%
Net Assets	100%

12	NUVEEN

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2017.

The beginning of the period is August 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Global All-Cap Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,014.00	$1,010.50	$1,012.70	$1,015.30
Expenses Incurred During the Period	$6.09	$9.88	$7.36	$4.83
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.16	$1,015.38	$1,017.90	$1,020.42
Expenses Incurred During the Period	$6.11	$9.91	$7.37	$4.84

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.20%, 1.95%, 1.45% and 0.95% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	13

Shareholder Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on November 8, 2016 for the Nuveen Tradewinds Global All-Cap Fund; at this meeting the shareholders were asked to vote to approve an Agreement and Plan of Reorganization and to approve a new sub-advisory agreement. The meeting was subsequently adjourned to November 22, 2016 and additionally adjourned to November 30, 2016, December 29, 2016 and January 26, 2017.

Nuveen Tradewinds Global All-Cap Fund
To approve an Agreement and Plan of Reorganization
For	1,293,910
Against	80,077
Abstain	92,768
Total	1,466,755

To approve a new sub-advisory agreement
For	1,215,974
Against	76,376
Abstain	94,324
Total	1,386,674

14	NUVEEN

Nuveen Tradewinds Global All-Cap Fund

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.3%

	COMMON STOCKS – 89.6%

	Air Freight & Logistics – 3.7%

51,300	Deutsche Post AG, (2)	$1,721,885

5,500	United Parcel Service, Inc., Class B	600,215
	Total Air Freight & Logistics	2,322,100

	Automobiles – 1.6%

12,800	Daimler AG, (2)	962,648

	Banks – 10.0%

2,920,000	Bank of Ireland, (2), (4)	791,143

23,100	CIT Group Inc.	951,489

31,050	Citigroup Inc.	1,733,522

107,400	ING Groep N.V, (2)	1,542,903

13,750	JP Morgan Chase & Co.	1,163,663
	Total Banks	6,182,720

	Capital Markets – 5.8%

54,800	Ares Capital Corporation	926,120

16,700	Deutsche Boerse AG, (2)	1,540,967

68,047	UBS Group AG, (2)	1,105,854
	Total Capital Markets	3,572,941

	Chemicals – 3.6%

90,100	CVR Partners LP	572,135

27,350	Dow Chemical Company	1,630,881
	Total Chemicals	2,203,016

	Communications Equipment – 2.5%

29,478	Cisco Systems, Inc.	905,564

108,500	Ericsson LM, Class B Shares, (2)	642,139
	Total Communications Equipment	1,547,703

	Diversified Financial Services – 1.4%

100,850	Challenger Limited, (2)	843,853

	Diversified Telecommunication Services – 4.8%

46,800	Nippon Telegraph and Telephone Corporation, (2)	2,067,264

59,300	Telefonica Brasil SA, (2)	878,173
	Total Diversified Telecommunication Services	2,945,437

	Electrical Equipment – 1.1%

10,100	Eaton PLC	714,878

NUVEEN	15

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – 2.7%

15,900	Apartment Investment & Management Company, Class A	$700,713

55,000	Colony Northstar, Inc.	765,600

13,335	Paramount Group Inc.	222,561
	Total Equity Real Estate Investment Trusts	1,688,874

	Food & Staples Retailing – 2.1%

16,650	CVS Health Corporation	1,312,187

	Food Products – 2.2%

145,800	Orkla ASA, (2)	1,360,284

	Hotels, Restaurants & Leisure – 0.6%

7,300	Cedar Fair LP	456,469

	Household Durables – 1.3%

48,500	Sekisui House, Ltd., (2)	784,550

	Industrial Conglomerates – 3.9%

21,700	General Electric Company	644,490

31,800	Koninklijke Philips Electronics NV, (2)	933,091

6,600	Siemens AG, (2)	853,765
	Total Industrial Conglomerates	2,431,346

	Insurance – 10.9%

26,500	Ageas, (2)	1,134,663

7,700	Allianz AG ORD Shares, (2)	1,308,725

15,900	CNA Financial Corporation	662,235

18,350	Swiss Re AG, (2)	1,714,782

42,600	Unum Group	1,935,318
	Total Insurance	6,755,723

	Media – 6.3%

33,700	Interpublic Group of Companies, Inc.	792,961

31,000	National CineMedia, Inc.	454,460

15,400	ProSiebenSat.1 Media AG, (2)	655,136

11,150	Time Warner Inc.	1,079,878

21,700	Viacom Inc., Class B	914,438
	Total Media	3,896,873

	Multi-Utilities – 2.9%

104,000	Veolia Environment S.A., (2)	1,771,463

	Oil, Gas & Consumable Fuels – 2.8%

12,800	Phillips 66	1,044,736

13,600	Total SA, (2)	688,094
	Total Oil, Gas & Consumable Fuels	1,732,830

16	NUVEEN

Shares	Description (1)			Value

	Pharmaceuticals – 7.4%

50,800	AstraZeneca PLC, Sponsored ADR			$1,383,284

114,500	GlaxoSmithKline PLC, (2)			2,212,709

4,150	Roche Holdings AG, (2)			983,335
	Total Pharmaceuticals			4,579,328

	Road & Rail – 1.3%

7,800	Union Pacific Corporation			831,324

	Semiconductors & Semiconductor Equipment – 2.1%

42,000	Cypress Semiconductor Corporation			495,600

45,150	Infineon Technologies AG, (2)			830,819
	Total Semiconductors & Semiconductor Equipment			1,326,419

	Software – 5.8%

19,900	Microsoft Corporation			1,286,535

56,800	Oracle Corporation			2,278,246
	Total Software			3,564,781

	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (3)			23

	Tobacco – 2.8%

37,100	Imperial Brands PLC, (2)			1,718,755
	Total Common Stocks (cost $56,522,627)			55,506,525

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.7%

	Consumer Finance – 0.7%

17,000	GMAC Capital Trust I	8.125%	B+	$436,900
	Total $25 Par (or similar) Retail Preferred (cost $432,310)			436,900

Shares	Description (1)	Coupon	Ratings (5)	Value

	CONVERTIBLE PREFERRED SECURITIES – 5.6%

	Banks – 1.3%

355	Bank of America Corporation	7.250%	BB+	$423,249

325	Wells Fargo & Company	7.500%	BBB	390,341
	Total Banks			813,590

	Diversified Telecommunication Services – 1.3%

10,800	Frontier Communications Corporation	11.125%	N/R	789,588

	Electric Utilities – 1.1%

13,355	Great Plains Energy Inc.	7.000%	N/R	684,177

	Pharmaceuticals – 1.9%

1,900	Teva Pharmaceutical Industries Limited, (2)	7.000%	N/R	1,155,200
	Total Convertible Preferred Securities (cost $4,181,528)			3,442,555

NUVEEN	17

Nuveen Tradewinds Global All-Cap Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 1.4%

	Banks – 1.4%

396	Bank of America Corporation	6.500%	N/A (6)	BB+	$424,710

425	Citigroup Inc.	5.800%	N/A (6)	BB+	436,688

$821	Total $1,000 Par (or similar) Institutional Preferred (cost $858,540)				861,398
	Total Long-Term Investments (cost $61,995,005)				60,247,378

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.0%

	REPURCHASE AGREEMENTS – 1.0%

$633	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/17, repurchase price $632,524, collateralized by $660,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $648,352	0.030%	2/01/17		$632,523
	Total Short-Term Investments (cost $632,523)				632,523
	Total Investments (cost $62,627,528) – 98.3%				60,879,901
	Other Assets Less Liabilities – 1.7%				1,074,205
	Net Assets – 100%				$61,954,106

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(5)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Perpetual security. Maturity date is not applicable.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

18	NUVEEN

Statement of

Assets and Liabilities	January 31, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $61,995,005)	$60,247,378
Short-term investments, at value (cost approximates value)	632,523
Cash denominated in foreign currencies (cost $19)	19
Receivable for:
Dividends	40,989
Interest	12,211
Investments sold	1,236,349
Reclaims	92,279
Shares sold	11,835
Other assets	81,887
Total assets	62,355,470
Liabilities
Payable for shares redeemed	185,052
Accrued expenses:
Custodian fees	57,330
Management fees	23,239
Shareholder reporting expenses	21,288
Shareholder servicing agent fees	27,408
Trustees fees	49,485
12b-1 distribution and service fees	23,335
Other	14,227
Total liabilities	401,364
Net assets	61,954,106
Class A Shares
Net assets	$21,669,642
Shares outstanding	817,415
Net asset value (“NAV”) per share	$26.51
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$28.13
Class C Shares
Net assets	$21,550,766
Shares outstanding	818,971
NAV and offering price per share	$26.31
Class R3 Shares
Net assets	$244,839
Shares outstanding	9,250
NAV and offering price per share	$26.47
Class I Shares
Net assets	$18,488,859
Shares outstanding	698,029
NAV and offering price per share	$26.49
Net assets consist of:
Capital paid-in	$253,063,661
Undistributed (Over-distribution of) net investment income	(24,667)
Accumulated net realized gain (loss)	(189,333,120)
Net unrealized appreciation (depreciation)	(1,751,768)
Net assets	$61,954,106
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

NUVEEN	19

Statement of

Operations	Six Months Ended January 31, 2017 (Unaudited)

Investment Income (net of foreign tax withheld of $30,287)	$852,965
Expenses
Management fees	237,789
12b-1 service fees – Class A Shares	30,018
12b-1 distribution and service fees – Class C Shares	113,592
12b-1 distribution and service fees – Class R3 Shares	772
Shareholder servicing agent fees	56,196
Custodian fees	44,111
Trustees fees	5,697
Professional fees	18,070
Shareholder reporting expenses	22,589
Federal and state registration fees	28,939
Other	4,033
Total expenses before fee waiver/expense reimbursement	561,806
Fee waiver/expense reimbursement	(99,047)
Net expenses	462,759
Net investment income (loss)	390,206
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	508,169
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(285,228)
Net realized and unrealized gain (loss)	222,941
Net increase (decrease) in net assets from operations	$613,147

See accompanying notes to financial statements.

20	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 1/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$390,206	$1,241,235
Net realized gain (loss) from investments and foreign currency	508,169	594,220
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(285,228)	(5,333,492)
Net increase (decrease) in net assets from operations	613,147	(3,498,037)
Distributions to Shareholders
From net investment income:
Class A Shares	(357,668)	(301,454)
Class C Shares	(193,898)	(73,728)
Class R3 Shares	(3,301)	(3,115)
Class I Shares	(342,579)	(519,287)
Decrease in net assets from distributions to shareholders	(897,446)	(897,584)
Fund Share Transactions
Proceeds from sale of shares	2,103,410	5,397,183
Proceeds from shares issued to shareholders due to reinvestment of distributions	817,300	804,637
	2,920,710	6,201,820
Cost of shares redeemed	(17,914,044)	(38,339,489)
Net increase (decrease) in net assets from Fund share transactions	(14,993,334)	(32,137,669)
Net increase (decrease) in net assets	(15,277,633)	(36,533,290)
Net assets at the beginning of period	77,231,739	113,765,029
Net assets at the end of period	$61,954,106	$77,231,739
Undistributed (Over-distribution of) net investment income at the end of period	$(24,667)	$482,573

See accompanying notes to financial statements.

NUVEEN	21

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Redemption Fees(a)(b)		Ending NAV
Class A (03/06)
2017(f)	$26.57	$0.18	$0.18	$0.36	$(0.42)	$—	$(0.42)	$—		$26.51
2016	27.18	0.37	(0.71)	(0.34)	(0.27)	—	(0.27)	—		26.57
2015	28.74	0.16	(1.35)	(1.19)	(0.37)	—	(0.37)	—		27.18
2014	24.63	0.22	4.16	4.38	(0.27)	—	(0.27)	—		28.74
2013	22.22	0.18	2.47	2.65	(0.24)	—	(0.24)	—		24.63
2012	29.84	0.29	(5.96)	(5.67)	(0.28)	(1.67)	(1.95)	—	**	22.22
Class C (03/06)
2017(f)	26.28	0.08	0.18	0.26	(0.23)	—	(0.23)	—		26.31
2016	26.87	0.18	(0.70)	(0.52)	(0.07)	—	(0.07)	—		26.28
2015	28.41	(0.03)	(1.35)	(1.38)	(0.16)	—	(0.16)	—		26.87
2014	24.36	0.01	4.12	4.13	(0.08)	—	(0.08)	—		28.41
2013	21.97	0.02	2.43	2.45	(0.06)	—	(0.06)	—		24.36
2012	29.51	0.14	(5.95)	(5.81)	(0.06)	(1.67)	(1.73)	—	**	21.97
Class R3 (03/09)
2017(f)	26.50	0.15	0.18	0.33	(0.36)	—	(0.36)	—		26.47
2016	27.10	0.32	(0.72)	(0.40)	(0.20)	—	(0.20)	—		26.50
2015	28.65	0.10	(1.35)	(1.25)	(0.30)	—	(0.30)	—		27.10
2014	24.56	0.16	4.14	4.30	(0.21)	—	(0.21)	—		28.65
2013	22.15	0.16	2.43	2.59	(0.18)	—	(0.18)	—		24.56
2012	29.75	0.30	(6.03)	(5.73)	(0.20)	(1.67)	(1.87)	—	**	22.15
Class I (03/06)
2017(f)	26.58	0.21	0.19	0.40	(0.49)	—	(0.49)	—		26.49
2016	27.19	0.43	(0.71)	(0.28)	(0.33)	—	(0.33)	—		26.58
2015	28.75	0.24	(1.36)	(1.12)	(0.44)	—	(0.44)	—		27.19
2014	24.63	0.26	4.20	4.46	(0.34)	—	(0.34)	—		28.75
2013	22.22	0.25	2.46	2.71	(0.30)	—	(0.30)	—		24.63
2012	29.86	0.35	(5.97)	(5.62)	(0.35)	(1.67)	(2.02)	—	**	22.22

22	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(d)

Total Return(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Invesment Income (Loss)		Portfolio Turnover Rate(e)

1.40%	$21,670	1.50	%*	1.06	%*	1.20	%*	1.35	%*	101%
(1.20)	26,065	1.47		1.46		1.43		1.49		36
(4.12)	34,170	1.47		0.60		1.47		0.60		54
17.86	66,861	1.37		0.80		1.37		0.80		49
11.99	90,684	1.44		0.77		1.44		0.77		52
(19.56)	217,152	1.29		1.10		1.29		1.10		53

1.05	21,551	2.25	*	0.30	*	1.95	*	0.59	*	101
(1.93)	24,402	2.22		0.68		2.18		0.72		36
(4.86)	33,407	2.22		(0.12)		2.22		(0.12)		54
16.99	48,018	2.12		0.04		2.12		0.04		49
11.18	64,478	2.18		0.07		2.18		0.07		52
(20.20)	128,311	2.06		0.53		2.06		0.53		53

1.27	245	1.73	*	0.86	*	1.45	*	1.14	*	101
(1.43)	383	1.72		1.23		1.68		1.26		36
(4.35)	430	1.72		0.37		1.72		0.37		54
17.55	459	1.61		0.61		1.61		0.61		49
11.74	462	1.68		0.66		1.68		0.66		52
(19.79)	603	1.58		1.19		1.58		1.19		53

1.53	18,489	1.25	*	1.31	*	0.95	*	1.60	*	101
(0.94)	26,383	1.22		1.68		1.19		1.71		36
(3.87)	45,758	1.22		0.87		1.22		0.87		54
18.17	76,551	1.12		0.97		1.12		0.97		49
12.22	127,188	1.19		1.05		1.19		1.05		52
(19.35)	239,289	1.03		1.32		1.03		1.32		53

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. For the period July 31, 2012 through July 31, 2015, the Adviser did not reimburse the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	23

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Global All-Cap Fund, ( the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is January 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC (“NWQ”) an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Fund Reorganizations

In May 2016 the Nuveen funds’ Board of Trustees approved the reorganizations of three Funds, two of them open-end funds – Nuveen Tradewinds Value Opportunities Fund and Tradewinds Global All-Cap – and the closed-end Nuveen Global Equity Income Fund (NYSE: JGV) (each an “Acquired Fund” and together the “Acquired Funds”) into Nuveen NWQ Global Equity Income Fund (the “Acquiring Fund”), a series of Nuveen Investment Trust which is advised by the Adviser and NWQ. The reorganization was approved by shareholders of JGV at a special meeting on September 16, 2016 and prior to the open of business on October 17, 2016, JGV was reorganized into the Acquiring Fund. During March 2017 (subsequent to the close of the reporting period) the reorganization was approved by shareholders of Nuveen Tradewinds Value Opportunities Fund and Tradewinds Global All-Cap and after the close of business on March 24, 2017, Nuveen Tradewinds Value Opportunities Fund and Tradewinds Global All-Cap were reorganized into the Acquiring Fund.

Upon the closing of the reorganizations, the Acquired Fund shareholders received shares of the Acquiring Fund of equal value immediately prior to the closing of the reorganizations. As a result of these transactions, Acquired Fund shareholders became shareholders of the Acquiring Fund and ceased to be shareholders of the Acquired Fund.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

24	NUVEEN

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund have earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	25

Notes to Financial Statements (Unaudited) (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from independent pricing services (“pricing service”). As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund’s Board of Trustees (the “Board”). These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

26	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$26,459,502	$29,047,000	**	$23	**	$55,506,525
$25 Par (or similar) Retail Preferred	436,900	—		—		436,900
Convertible Preferred Securities	2,287,355	1,155,200	**	—		3,442,555
$1,000 Par (or similar) Institutional Preferred	—	861,398		—		861,398
Short-Term Investments:
Repurchase Agreements	—	632,523		—		632,523
Total	$29,183,757	$31,696,121		$23		$60,879,901
*	Refer to the Fund’s Portfolio of Investments for industry classification.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and Level 3.

The table below presents the transfers in and out of the three valuation levels for the Fund as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfer Out)	Transfer In	(Transfer Out)	Transfer In	(Transfer Out)
Common Stocks	$—	$(5,118,353)	$5,118,353	$—	$—	$—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely- traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
Germany	$7,873,946	12.7%
United Kingdom	6,105,891	9.9
Switzerland	3,803,971	6.1
Japan	2,851,814	4.6
Other	10,949,886	17.7
Total non-U.S. securities	$31,585,508	51.0%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$632,523	$(632,523)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

28	NUVEEN

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 1/31/17		Year Ended 7/31/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,538	$276,076	58,697	$1,443,211
Class C	6,152	159,072	13,045	326,282
Class R3	603	15,744	2,903	72,918
Class I	62,923	1,652,518	143,690	3,554,772
Shares issued to shareholders due to reinvestment of distributions:
Class A	12,855	334,485	10,705	265,918
Class C	6,524	168,642	2,587	63,849
Class R3	124	3,227	123	3,052
Class I	11,959	310,946	19,018	471,818
	111,678	2,920,710	250,768	6,201,820
Shares redeemed:
Class A	(186,944)	(4,908,324)	(345,730)	(8,696,927)
Class C	(122,104)	(3,162,541)	(330,423)	(8,168,366)
Class R3	(5,923)	(156,685)	(4,451)	(111,088)
Class I	(369,480)	(9,686,494)	(853,027)	(21,363,108)
	(684,451)	(17,914,044)	(1,533,631)	(38,339,489)
Net increase (decrease)	(572,773)	$(14,993,334)	(1,282,863)	$(32,137,669)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period aggregated $65,849,172 and $80,898,443, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund has filed for additional reclaims related to foreign taxes withheld in prior years, based on interpretations of European Union tax principles. Generally, to the extent the Fund reasonably determines that such additional tax reclaims are collectible and free from significant contingencies, the amounts are reflected as Investment Income in the Statements of Operations. When such reclaims are received, the amounts received will reduce the amount of current year foreign tax credits passed through to shareholders consistent with guidance from the Internal Revenue Service.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

NUVEEN	29

Notes to Financial Statements (Unaudited) (continued)

As of January 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$62,849,853
Gross unrealized:
Appreciation	$5,298,055
Depreciation	(7,268,007)
Net unrealized appreciation (depreciation) of investments	$(1,969,952)

Permanent differences, primarily due to federal taxes paid, foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$(55,932)
Undistributed (Over-distribution of) net investment income	(43,293)
Accumulated net realized gain (loss)	99,225

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$482,573
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2016 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$897,584
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2016, the Fund’s last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward — not subject to expiration	$189,619,155

During the Fund’s last tax year ended July 31, 2016, the Fund utilized $755,960 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

30	NUVEEN

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2017, the complex-level fee for the Fund was 0.1621%.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.55% after November 30, 2017) of the average daily net assets of any class of Fund shares.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$2,101
Paid to financial intermediaries	1,831

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$54,823

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$2,003

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$88

NUVEEN	31

Notes to Financial Statements (Unaudited) (continued)

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. Subsequent Events

As previously noted in Note 1 – General Information and Significant Accounting Policies, during March 2017 shareholders of Nuveen Tradewinds Value Opportunities Fund and the Fund approved the reorganization into Nuveen NWQ Global Equity Income Fund, which took place after the close of business on March 24, 2017.

32	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East, 16th Floor Los Angeles, CA 90067	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	33

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

34	NUVEEN

Notes

NUVEEN	35

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-TGACP-0117P        124204

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets dropped, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial market shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, despite the administration’s initial focus on trade and immigration policy. However, when a substantive fiscal policy does emerge, the potential for legislative approval is not assured. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany and France, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 28, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Winslow Large-Cap Growth Fund

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio is managed by Justin H. Kelly, CFA, and Patrick M. Burton, CFA.

Effective December 31, 2016, Clark Winslow is no longer a portfolio manager on the Nuveen Winslow Large-Cap Growth Fund.

Effective January 31, 2017, the Fund will stop accepting purchases of its Class R6 shares from new investors, except as described in the Fund’s prospectus.

Here they discuss their management strategies and the performance of the Fund during the six-month reporting period ended January 31, 2017.

How did the Fund perform during the six-month reporting period ended January 31, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the six-month, one-year, five-year and since inception periods ended January 31, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the six-month reporting period ended January 31, 2017 and how did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is from within the company, its suppliers or competitors.

The major influence to the market over the six-month reporting period was the largely unpredicted outcome of the U.S. elections in November 2016. The incoming Trump Administration coupled with the Republican-controlled House and Senate changed growth expectations in the U.S. The market started to anticipate stronger U.S. growth and moderately accelerating global growth.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The industrials sector performed well in this environment; however, our underweighting of the sector and certain holdings undermined relative performance for the reporting period. In addition, our weighting and holdings in the poor-performing health care sector detracted from performance. This sector continues be challenged by political rhetoric and the lack of clarity on the Affordable Care Act.

Several individual holdings contributed to performance, including: consumer discretionary holding, Charter Communications, Inc. The company benefited from strong operating performance of its legacy cable and internet businesses as well as gains from the Time Warner Cable and Brighthouse acquisitions. The stock price also responded strongly to recent takeover speculation. Also contributing to performance was financial services holding, JPMorgan Chase & Co. Earnings growth for this large bank will benefit from a steeper interest rate yield curve, and an improved overall operating environment. Lastly, information technology holding, Micron Technology, Inc. contributed to performance. Trends in data storage in the cloud from traditional sources such as personal computers, smart phones and enterprise-related services have driven demand for Micron’s memory semiconductors.

Several individual holdings detracted from performance. Our underweight to information technology holding Apple, Inc. detracted from performance. The company is the largest high-value consumer electronics firm in the world. While we owned this outperforming stock throughout the six-month reporting period, we were underweight, preferring other higher growth technology companies. Also detracting from performance was consumer discretionary holding, Dollar Tree, Inc. Dollar Tree purchased Family Dollar Stores, Inc. and we anticipate strong synergies with the acquisition driven by better merchandising and operations streamlining. The stock has lagged recently over concerns about a border adjusted tax impacting earnings. We are closely monitoring the probability of this tax and its impact. Lastly, health care holding Zimmer Biomet Holdings, Inc. detracted from performance. Post Zimmer’s merger with Biomet, the company is now the leading manufacturer of hip and knee replacement devices. However, the combined company has since achieved fewer merger synergies than expected, therefore, we sold the stock.

6	NUVEEN

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as currency, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

NUVEEN	7

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

8	NUVEEN

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.57%	12.01%	11.62%	14.22%
Class A Shares at maximum Offering Price	(3.33)%	5.57%	10.30%	13.34%
Russell 1000® Growth Index	4.28%	17.23%	13.93%	16.20%
Lipper Large-Cap Growth Funds Classification Average	3.28%	13.86%	12.56%	14.45%

Class C Shares	2.20%	11.17%	10.79%	13.36%
Class R3 Shares	2.44%	11.75%	11.34%	13.93%
Class R6 Shares	2.78%	12.46%	—	12.11%
Class I Shares	2.69%	12.28%	11.89%	14.50%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.11%	(2.34)%	11.93%	13.59%
Class A Shares at maximum Offering Price	(3.76)%	(7.95)%	10.62%	12.72%
Class C Shares	1.73%	(3.06)%	11.11%	12.74%
Class R3 Shares	2.00%	(2.56)%	11.67%	13.31%
Class R6 Shares	2.32%	(1.91)%	—	10.83%
Class I Shares	2.26%	(2.07)%	12.22%	13.88%

Since inception returns for Class A, C, R3 and I Shares, and for the comparative index and Lipper classification average, are from 5/15/09. Since inception returns for Class R6 Shares are from 3/25/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	1.15%	1.89%	1.40%	0.74%	0.89%
Net Expense Ratios	0.98%	1.73%	1.23%	0.58%	0.73%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after November 30, 2017) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring November 30, 2017, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10	NUVEEN

Holding

Summaries as of January 31, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Large-Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	12.1%
IT Services	11.7%
Internet Software & Services	10.4%
Internet and Direct Marketing Retail	8.9%
Health Care Equipment & Supplies	5.1%
Biotechnology	4.9%
Semiconductors & Semiconductor Equipment	3.9%
Textiles, Apparel & Luxury Goods	3.4%
Media	3.3%
Aerospace & Defense	3.2%
Specialty Retail	3.0%
Pharmaceuticals	2.9%
Health Care Providers & Services	2.9%
Technology Hardware, Storage & Peripherals	2.8%
Banks	2.4%
Other	18.8%
Repurchase Agreements	0.8%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Amazon.com, Inc.	4.0%
Visa Inc.	4.0%
UnitedHealth Group Incorporated	2.9%
Apple, Inc.	2.8%
Facebook Inc., Class A	2.7%

NUVEEN	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2017.

The beginning of the period is August 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,025.70	$1,022.00	$1,024.40	$1,027.80	$1,026.90
Expenses Incurred During the Period	$5.00	$8.82	$6.28	$2.91	$3.73
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.27	$1,016.48	$1,019.00	$1,022.33	$1,021.53
Expenses Incurred During the Period	$4.99	$8.79	$6.26	$2.91	$3.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 1.23%, 0.57% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	NUVEEN

Nuveen Winslow Large-Cap Growth Fund

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 3.2%

43,550	General Dynamics Corporation	$7,886,034

8,800	Northrop Grumman Corporation	2,015,904

80,550	Raytheon Company	11,612,088
	Total Aerospace & Defense	21,514,026

	Airlines – 1.3%

170,100	Southwest Airlines Co.	8,897,931

	Banks – 2.4%

92,800	JPMorgan Chase & Co.	7,853,664

144,900	Wells Fargo & Company	8,162,217
	Total Banks	16,015,881

	Biotechnology – 4.9%

61,800	Alexion Pharmaceuticals Inc., (2)	8,076,024

141,890	Celgene Corporation, (2)	16,480,524

22,740	Regeneron Pharmaceuticals, Inc., (2)	8,170,255
	Total Biotechnology	32,726,803

	Capital Markets – 2.2%

133,300	Intercontinental Exchange Group, Inc.	7,779,388

63,550	Moody’s Corporation	6,588,229
	Total Capital Markets	14,367,617

	Chemicals – 2.2%

57,000	Ecolab Inc.	6,847,410

26,600	Sherwin-Williams Company	8,081,346
	Total Chemicals	14,928,756

	Equity Real Estate Investment Trusts – 1.0%

61,800	American Tower Corporation, REIT	6,396,300

	Food & Staples Retailing – 1.5%

62,300	Costco Wholesale Corporation	10,214,085

	Health Care Equipment & Supplies – 5.1%

358,400	Boston Scientific Corporation, (2)	8,623,104

115,450	Danaher Corporation	9,688,564

76,855	Edwards Lifesciences Corporation, (2)	7,396,525

12,060	Intuitive Surgical, Inc., (2)	8,353,841
	Total Health Care Equipment & Supplies	34,062,034

NUVEEN	13

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – 2.9%

118,250	UnitedHealth Group Incorporated	$19,168,325

	Hotels, Restaurants & Leisure – 1.9%

34,600	Hilton Worldwide Holdings Inc.	1,992,268

194,480	Starbucks Corporation	10,739,186
	Total Hotels, Restaurants & Leisure	12,731,454

	Industrial Conglomerates – 1.7%

98,000	Honeywell International Inc.	11,595,360

	Internet and Direct Marketing Retail – 8.9%

32,880	Amazon.com, Inc., (2)	27,076,021

155,000	CTRIP.com, ADR, (2)	6,697,550

54,550	Expedia, Inc.	6,632,735

48,000	NetFlix.com Inc., (2)	6,754,080

7,710	Priceline Group, Inc., (2)	12,144,252
	Total Internet and Direct Marketing Retail	59,304,638

	Internet Software & Services – 10.4%

92,600	Alibaba Group Holding Limited, ADR, (2)	9,381,306

20,270	Alphabet Inc., Class A, (2)	16,625,251

22,260	Alphabet Inc., Class C Shares, (2)	17,736,545

36,720	CoStar Group, Inc., (2)	7,421,112

138,350	Facebook Inc., Class A Shares, (2)	18,029,772
	Total Internet Software & Services	69,193,986

	IT Services – 11.7%

34,900	Automatic Data Processing, Inc.	3,524,551

94,850	Fidelity National Information Services	7,532,987

67,250	Fiserv, Inc., (2)	7,224,668

65,700	FleetCor Technologies Inc., (2)	9,690,093

125,500	MasterCard, Inc.	13,344,415

247,100	PayPal Holdings, Inc., (2)	9,829,638

327,300	Visa Inc.	27,070,983
	Total IT Services	78,217,335

	Life Sciences Tools & Services – 1.2%

51,500	Thermo Fisher Scientific, Inc.	7,848,085

	Machinery – 1.2%

146,450	Fortive Corporation	8,100,150

	Media – 3.3%

11,520	Charter Communications, Inc., Class A, (2)	3,731,904

138,800	Comcast Corporation, Class A	10,468,296

14	NUVEEN

Shares	Description (1)	Value

	Media (continued)

73,200	Walt Disney Company	$8,099,580
	Total Media	22,299,780

	Multiline Retail – 1.4%

119,400	Dollar Tree Stores Inc., (2)	9,216,486

	Oil, Gas & Consumable Fuels – 1.9%

59,500	Diamondback Energy, (2)	6,257,615

36,745	Pioneer Natural Resources Company	6,622,551
	Total Oil, Gas & Consumable Fuels	12,880,166

	Pharmaceuticals – 2.9%

62,800	Eli Lilly and Company	4,837,484

265,600	Zoetis Incorporated	14,592,064
	Total Pharmaceuticals	19,429,548

	Road & Rail – 1.3%

80,400	Union Pacific Corporation	8,569,032

	Semiconductors & Semiconductor Equipment – 3.9%

161,900	Applied Materials, Inc.	5,545,075

62,600	Broadcom Limited	12,488,700

344,400	Micron Technology, Inc., (2)	8,303,484
	Total Semiconductors & Semiconductor Equipment	26,337,259

	Software – 12.1%

93,100	Adobe Systems Incorporated, (2)	10,555,678

79,900	Electronic Arts Inc., (2)	6,666,057

68,200	Intuit, Inc.	8,087,156

266,900	Microsoft Corporation	17,255,085

159,200	Mobileye NV, (2)	6,839,232

187,200	Salesforce.com, Inc., (2)	14,807,520

99,500	ServiceNow Inc., (2)	9,016,690

137,800	Splunk Inc., (2)	7,973,108
	Total Software	81,200,526

	Specialty Retail – 3.0%

98,050	Home Depot, Inc.	13,489,719

25,540	O’Reilly Automotive Inc., (2)	6,698,376
	Total Specialty Retail	20,188,095

	Technology Hardware, Storage & Peripherals – 2.8%

154,475	Apple, Inc.	18,745,541

NUVEEN	15

Nuveen Winslow Large-Cap Growth Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 3.4%

85,050	Lululemon Athletica Inc., (2)			$5,741,726

322,500	Nike, Inc., Class B			17,060,250
	Total Textiles, Apparel & Luxury Goods			22,801,976
	Total Long-Term Investments (cost $452,439,502)			666,951,175

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.8%

	REPURCHASE AGREEMENTS – 0.8%

$5,389	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/17, repurchase price $5,389,284, collateralized by $5,600,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $5,501,171	0.030%	2/01/17	$5,389,280
	Total Short-Term Investments (cost $5,389,280)			5,389,280
	Total Investments (cost $457,828,782) – 100.5%			672,340,455
	Other Assets Less Liabilities – (0.5)%			(3,520,109)
	Net Assets – 100%			$668,820,346

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

16	NUVEEN

Statement of

Assets and Liabilities	January 31, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $452,439,502)	$666,951,175
Short-term investments, at value (cost approximates value)	5,389,280
Receivable for:
Dividends	148,514
Investments sold	16,519,331
Shares sold	234,529
Other assets	89,500
Total assets	689,332,329
Liabilities
Payable for:
Investments purchased	18,953,643
Shares redeemed	733,702
Accrued expenses:
Management fees	275,826
Trustees fees	67,003
12b-1 distribution and service fees	5,818
Other	475,991
Total liabilities	20,511,983
Net assets	$668,820,346
Class A Shares
Net assets	$16,532,493
Shares outstanding	471,343
Net asset value (“NAV”) per share	$35.08
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$37.22
Class C Shares
Net assets	$1,615,194
Shares outstanding	50,137
NAV and offering price per share	$32.22
Class R3 Shares
Net assets	$2,227,174
Shares outstanding	65,223
NAV and offering price per share	$34.15
Class R6 Shares
Net assets	$58,316,826
Shares outstanding	1,611,322
NAV and offering price per share	$36.19
Class I Shares
Net assets	$590,128,659
Shares outstanding	16,429,684
NAV and offering price per share	$35.92
Net assets consist of:
Capital paid-in	$439,458,530
Undistributed (Over-distribution of) net investment income	187,616
Accumulated net realized gain (loss)	14,662,527
Net unrealized appreciation (depreciation)	214,511,673
Net assets	$668,820,346
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

NUVEEN	17

Statement of

Operations	Six Months Ended January 31, 2017 (Unaudited)

Investment Income	$3,020,477
Expenses
Management fees	2,545,332
12b-1 service fees – Class A Shares	24,219
12b-1 distribution and service fees – Class C Shares	8,736
12b-1 distribution and service fees – Class R3 Shares	5,505
Shareholder servicing agent fees	585,802
Custodian fees	68,803
Trustees fees	26,248
Professional fees	28,558
Shareholder reporting expenses	34,382
Federal and state registration fees	37,182
Other	15,360
Total expenses before fee waiver/expense reimbursement	3,380,127
Fee waiver/expense reimbursement	(680,075)
Net expenses	2,700,052
Net Investment Income (loss)	320,425
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	27,100,229
Change in net unrealized appreciation (depreciation) of investments	(12,458,737)
Net realized and unrealized gain (loss)	14,641,492
Net increase (decrease) in net assets from operations	$14,961,917

See accompanying notes to financial statements.

18	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 1/31/17	Year Ended 7/31/16
Operations
Net investment income (loss)	$320,425	$424,339
Net realized gain (loss) from investments	27,100,229	133,893,261
Change in net unrealized appreciation (depreciation) of investments	(12,458,737)	(172,855,253)
Net increase (decrease) in net assets from operations	14,961,917	(38,537,653)
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	(48,508)	(6,089)
Class I Shares	(531,719)	(103,328)
From accumulated net realized gains:
Class A Shares	(2,488,210)	(4,130,048)
Class C Shares	(258,926)	(317,684)
Class R3 Shares	(319,882)	(356,339)
Class R6 Shares	(8,173,339)	(6,833,327)
Class I Shares	(89,429,318)	(116,911,328)
Decrease in net assets from distributions to shareholders	(101,249,902)	(128,658,143)
Fund Share Transactions
Proceeds from sale of shares	52,906,018	118,773,544
Proceeds from shares issued to shareholders due to reinvestment of distributions	99,272,987	125,967,973
	152,179,005	244,741,517
Cost of shares redeemed	(178,325,093)	(476,638,782)
Net increase (decrease) in net assets from Fund share transactions	(26,146,088)	(231,897,265)
Net increase (decrease) in net assets	(112,434,073)	(399,093,061)
Net assets at the beginning of period	781,254,419	1,180,347,480
Net assets at the end of period	$668,820,346	$781,254,419
Undistributed (Over-distribution of) net investment income at the end of period	$187,616	$447,418

See accompanying notes to financial statements.

NUVEEN	19

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2017(f)	$40.08	$(0.03)	$0.83	$0.80	$—	$(5.80)	$(5.80)	$35.08
2016	47.26	(0.08)	(0.93)	(1.01)	—	(6.17)	(6.17)	40.08
2015	44.39	(0.11)	7.60	7.49	—	(4.62)	(4.62)	47.26
2014	39.38	(0.13)	7.34	7.21	(0.05)	(2.15)	(2.20)	44.39
2013	32.40	0.02	6.96	6.98	—	—	—	39.38
2012	32.26	(0.08)	0.22	0.14	—	—	—	32.40
Class C (05/09)
2017(f)	37.42	(0.16)	0.76	0.60	—	(5.80)	(5.80)	32.22
2016	44.86	(0.36)	(0.91)	(1.27)	—	(6.17)	(6.17)	37.42
2015	42.66	(0.43)	7.25	6.82	—	(4.62)	(4.62)	44.86
2014	38.15	(0.42)	7.08	6.66	—	(2.15)	(2.15)	42.66
2013	31.62	(0.24)	6.77	6.53	—	—	—	38.15
2012	31.71	(0.33)	0.24	(0.09)	—	—	—	31.62
Class R3 (05/09)
2017(f)	39.22	(0.08)	0.81	0.73	—	(5.80)	(5.80)	34.15
2016	46.49	(0.18)	(0.92)	(1.10)	—	(6.17)	(6.17)	39.22
2015	43.84	(0.22)	7.49	7.27	—	(4.62)	(4.62)	46.49
2014	38.97	(0.21)	7.23	7.02	—	(2.15)	(2.15)	43.84
2013	32.14	(0.09)	6.92	6.83	—	—	—	38.97
2012	32.07	(0.20)	0.27	0.07	—	—	—	32.14
Class R6 (03/13)
2017(f)	41.11	0.04	0.87	0.91	(0.03)	(5.80)	(5.83)	36.19
2016	48.15	0.09	(0.96)	(0.87)	— **	(6.17)	(6.17)	41.11
2015	44.96	0.08	7.73	7.81	—	(4.62)	(4.62)	48.15
2014	39.81	0.04	7.41	7.45	(0.15)	(2.15)	(2.30)	44.96
2013(d)	36.55	0.01	3.25	3.26	—	—	—	39.81
Class I (05/09)
2017(f)	40.88	0.02	0.85	0.87	(0.03)	(5.80)	(5.83)	35.92
2016	47.98	0.02	(0.95)	(0.93)	— **	(6.17)	(6.17)	40.88
2015	44.89	0.01	7.70	7.71	—	(4.62)	(4.62)	47.98
2014	39.79	(0.01)	7.41	7.40	(0.15)	(2.15)	(2.30)	44.89
2013	32.66	0.12	7.01	7.13	—	—	—	39.79
2012	32.43	— **	0.23	0.23	—	—	—	32.66

20	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

2.57%	$16,532	1.17	%*	(0.34)%*	0.98	%*	(0.16)%*	36%
(2.08)	21,065	1.15		(0.37)	0.98		(0.21)	88
18.11	30,763	1.16		(0.38)	1.01		(0.24)	64
18.64	30,506	1.15		(0.41)	1.03		(0.29)	69
21.54	11,117	1.12		0.04	1.10		0.06	84
0.43	9,243	1.16		(0.37)	1.05		(0.26)	57

2.20	1,615	1.92	*	(1.10)*	1.73	*	(0.92)*	36
(2.82)	1,852	1.89		(1.11)	1.73		(0.95)	88
17.22	2,222	1.90		(1.13)	1.76		(0.99)	64
17.74	2,052	1.90		(1.14)	1.78		(1.02)	69
20.65	1,413	1.87		(0.72)	1.85		(0.69)	84
(0.28)	1,046	1.95		(1.20)	1.80		(1.05)	57

2.44	2,227	1.42	*	(0.61)*	1.23	*	(0.42)*	36
(2.31)	2,276	1.40		(0.61)	1.23		(0.45)	88
17.79	2,626	1.40		(0.64)	1.26		(0.49)	64
18.33	2,216	1.39		(0.61)	1.28		(0.51)	69
21.25	3,413	1.38		(0.29)	1.35		(0.27)	84
0.22	947	1.50		(0.84)	1.30		(0.64)	57

2.78	58,317	0.75	*	0.04 *	0.57	*	0.23 *	36
(1.69)	48,757	0.74		0.05	0.58		0.21	88
18.59	53,851	0.74		0.02	0.59		0.17	64
19.07	31,940	0.74		0.02	0.66		0.10	69
8.92	24,151	0.76	*	0.05 *	0.76	*	0.05 *	84

2.69	590,129	0.92	*	(0.10)*	0.73	*	0.09 *	36
(1.83)	707,304	0.89		(0.11)	0.73		0.05	88
18.39	1,090,885	0.91		(0.14)	0.76		0.01	64
18.94	1,175,078	0.90		(0.13)	0.78		(0.01)	69
21.83	1,135,304	0.87		0.30	0.85		0.32	84
0.71	1,093,460	0.92		(0.12)	0.80		— ***	57
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.
***	Rounds to less than 0.01%.

See accompanying notes to financial statements.

NUVEEN	21

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is January 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

Effective January 31, 2017, Class R6 Shares of the Fund were closed to new investors, except as defined in the Fund’s prospectus.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

22	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	23

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$666,951,175	$—	$—	$666,951,175
Short-Term Investments:
Repurchase Agreements	—	5,389,280	—	5,389,280
Total	$666,951,175	$5,389,280	$—	$672,340,455
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

24	NUVEEN

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$5,389,280	$(5,389,280)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	25

Notes to Financial Statements (Unaudited) (continued)

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 1/31/17		Year Ended 7/31/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	61,960	$2,184,033	176,901	$7,444,831
Class C	1,824	66,932	7,053	268,476
Class R3	1,772	67,123	11,078	443,737
Class R6	324,906	13,000,593	509,615	19,779,121
Class I	952,239	37,587,337	2,175,024	90,837,379
Shares issued to shareholders due to reinvestment of distributions:
Class A	36,845	1,243,511	69,365	2,763,491
Class C	8,270	256,622	8,441	315,537
Class R3	9,732	319,882	9,125	356,339
Class R6	236,000	8,221,847	167,754	6,839,416
Class I	2,580,541	89,231,125	2,850,963	115,693,190
	4,214,089	152,179,005	5,985,319	244,741,517
Shares redeemed:
Class A	(153,061)	(5,847,228)	(371,553)	(14,812,536)
Class C	(9,449)	(331,856)	(15,539)	(556,071)
Class R3	(4,324)	(169,406)	(18,650)	(707,307)
Class R6	(135,491)	(5,195,002)	(609,931)	(24,350,615)
Class I	(4,404,176)	(166,781,601)	(10,461,768)	(436,212,253)
	(4,706,501)	(178,325,093)	(11,477,441)	(476,638,782)
Net increase (decrease)	(492,412)	$(26,146,088)	(5,492,122)	$(231,897,265)

5. Investment Transactions

Long-term purchases and sales during the current fiscal period aggregated $256,561,336 and $376,784,697, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of January 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$462,147,465
Gross unrealized:
Appreciation	$217,219,532
Depreciation	(7,026,542)
Net unrealized appreciation (depreciation) of investments	$210,192,990

Permanent differences, primarily due to tax equalization and distribution reallocations, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$12,721,643
Undistributed (Over-distribution of) net investment income	27,830
Accumulated net realized gain (loss)	(12,749,473)

26	NUVEEN

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$447,418
Undistributed net long-term capital gains	92,550,656
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2016 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income[1]	$5,550,950
Distributions from net long-term capital gains	123,107,193
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2016, the Fund’s last tax year end, the Fund did not have any unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2017, the complex-level fee rate for the Fund was 0.1621%.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after November 30, 2017) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring November 30, 2017 may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected	$2,935
Paid to financial intermediaries	2,553

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances	$115

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$260

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained	$27

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

28	NUVEEN

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Winslow Capital Management, LLC 4720 IDS Tower 80 South Eighth Street Minneapolis, MN 55402	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	29

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

30	NUVEEN

Notes

NUVEEN	31

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-WINSL-0117P        124206

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report January 31, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Winslow Managed Volatility Equity Fund	NMWAX	NMWCX	NMWFX	NMWIX

Life is Complex.

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Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The past year saw a striking shift in the markets’ tone. The start of 2016 was beset by China’s economic woes, growing recession fears in the U.S. and oil prices sinking to lows not seen in more than a decade. World stock markets dropped, while bonds and other safe-haven assets rallied. But, by the end of the year, optimism had taken root. Economic outlooks were more upbeat, commodity prices stabilized, equity markets rebounded and bonds retreated. Despite the initial market shocks of the Brexit referendum in the U.K. and Donald Trump’s win in the U.S. presidential election, and the uncertainties posed by the implications of these votes, sentiment continued to swing toward the positive as 2016 ended.

In between the year’s turbulent start and exuberant end, markets were soothed by improving economic data out of China, as the government’s stimulus measures appeared to be working, and a recovery in the energy and commodity-related sectors. The U.S. Federal Reserve backed off its more aggressive projections from the beginning of the year, only raising the fed funds rate once during the year, in December. The central banks in Europe and Japan maintained their accommodative stances.

Will 2017 be the year of accelerating global growth and rising inflation that the markets are expecting? President Trump’s business-friendly, pro-growth agenda has been well received by the markets, despite the administration’s initial focus on trade and immigration policy. However, when a substantive fiscal policy does emerge, the potential for legislative approval is not assured. Outside the U.S., political dynamics in Europe are also in flux this year, with Brexit negotiations ongoing and elections in Germany and France, and possibly a snap election in Italy.

Given the slate of policy unknowns and the range of possible outcomes, we believe volatility will remain a fixture this year. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

March 28, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Winslow Managed Volatility Equity Fund

The Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), has appointed two sub-advisers to manage the Fund’s assets: Winslow Capital Management, LLC (Winslow Capital) and Nuveen Asset Management, LLC (NAM) each an affiliate of Nuveen, LLC. Winslow Capital, is primarily responsible for managing the equity portion of the Fund’s portfolio and NAM is primarily responsible for managing the Fund’s volatility through the use of futures contracts and/or total return swaps. The Fund’s equity portion of the portfolio is managed by a team led by Justin H. Kelly, CFA, who serves as CEO, CIO and a portfolio manager at Winslow Capital. Other Winslow Capital portfolio managers include Patrick M. Burton, CFA, and Stephen E. Clear, CFA. The Fund’s volatility is managed by a NAM team and includes James A. Colon, CFA and David R. Wilson, CFA.

During February 2017, the Fund’s Board of Trustees approved the liquidation of the Fund. The liquidation took place at the close of business on March 3, 2017 (subsequent to the close of this reporting period), at which time shareholders received the proceeds of the liquidation.

Here the portfolio management team reviews their management strategies and the performance of the Fund during the six-month reporting period ended January 31, 2017.

How did the Fund perform during the six-month reporting period ended January 31, 2017?

The table in the Fund Performance and Expense Ratios section of this report provide total returns for the Fund for the six-month, one year and since inception periods ended January 31, 2017. The Fund’s Class A Share total returns at net asset value (NAV) is compared with the performance of its corresponding market index and Lipper classification average. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.

What key strategies were used to manage the Fund during the six-month reporting period ended January 31, 2017?

The Fund pursues its investment objective by investing principally in equity securities and overlaying a strategy that seeks to manage volatility through the use of futures contracts and/or total return swaps. The Fund’s volatility management strategy seeks to stabilize the volatility of the Fund’s returns and to reduce the downside risk to the Fund during periods of negative equity market performance. During periods of strong positive market performance, the strategy can be expected to limit the Fund’s gains when compared to similar funds that do not attempt to manage volatility.

Winslow Capital manages the Fund’s investments in equity securities using an investment process that focuses on analyzing individual companies in an attempt to identify those with above-average growth potential. In order to identify investment candidates for the Fund, Winslow Capital begins by using a quantitative screen of a group of companies consisting primarily of companies in the Russell 1000® Index with market capitalizations exceeding $4 billion. The companies that pass this screen are then qualitatively assessed in the context of their respective industries to identify companies with the potential for above-average future earnings growth. Winslow Capital selects investments from this group of companies after determining which companies it believes have the highest probability of exceeding earnings estimates, and taking into consideration the companies’ valuations. Winslow Capital employs a sell discipline which utilizes the same fundamental research process in order to control risk and protect capital.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

NAM manages the Fund’s volatility by increasing or decreasing the Fund’s effective exposure to the equity market through the use of broad based equity index futures contracts and/or total return swaps. The value of a long position in a futures contract or total return swap will move in the same direction as the price of the underlying index, thereby increasing exposure to the equity market and Fund volatility, whereas the value of a short position will move in the opposite direction from the price of the underlying index, thereby decreasing equity market exposure and Fund volatility. NAM produces daily volatility forecasts and adjusts the Fund’s positions in futures contracts and swaps in an attempt to keep the Fund’s daily volatility within a range of approximately 10% to 16% on an annualized basis. There can be no assurance, however, that the realized volatility of the Fund will fall within this range and it may be significantly higher or lower than the target range during any particular period of time. The Fund will not enter into any long futures contracts or total return swaps if it would cause the Fund’s total exposure to the equity market, including the notional value of any long futures contracts and total return swaps in the Fund’s portfolio, to exceed 100% of the Fund’s NAV. As a result, in periods of very low market volatility it is expected that the Fund’s volatility will be similar to that of the broad equity market, which may be below the Fund’s targeted volatility range.

The major influence to the market during the six-month reporting period was the largely unpredicted outcome of the U.S. elections in November 2016. The incoming Trump Administration coupled with the Republican-controlled House and Senate changed growth expectations in the United States. The market started to anticipate stronger U.S. growth and moderately accelerating global growth.

For the equity portion of the Fund, the industrials sector performed well in this environment and Winslow’s underweighting of the sector, in addition to certain holdings, undermined relative performance for the reporting period. Specifically, Nielsen Holdings PLC, which reported disappointing results, and Kansas City Southern Industries, which has over 50% of its volumes related to Mexico, detracted. Both of these holdings have been sold. In addition, Winslow’s weighting and holdings in the poor performing health care sector detracted from performance. This sector continues be challenged by political rhetoric and the lack of clarity on the Affordable Care Act.

Several individual holdings contributed to performance, including, consumer discretionary holding, Charter Communications, Inc. The company benefited from strong operating performance of its legacy cable and internet businesses as well as gains from the Time Warner Cable and Brighthouse acquisitions. The stock price also responded strongly to recent takeover speculation. Also contributing to performance was financial service holding, JPMorgan Chase & Co. Earnings growth for this large bank will benefit from a steeper interest rate yield curve, and an improved overall operating environment. Lastly, information technology holding, Micron Technology contributed to performance. Trends in data storage in the cloud from traditional sources such as personal computers, smart phones and enterprise-related services have driven demand for Micron’s memory semiconductors.

Several individual holdings detracted from performance. Winslow’s underweight to Information technology holding Apple, Inc. detracted from performance. The company is the largest high-value consumer electronics firm in the world. While Winslow owned this outperforming stock throughout the six-month period, Winslow was underweight, preferring other higher growth technology companies. Also detracting from performance was consumer discretionary holding, Dollar Tree Inc. Dollar Tree purchased Family Dollar Stores, Inc. and Winslow anticipates strong synergies with the acquisition driven by better merchandising and operations streamlining. The stock has lagged recently over concerns about a border adjusted tax impacting earnings. Winslow is closely monitoring the probability of this tax and its impact. Lastly, health care holding Zimmer Biomet Holdings, Inc. detracted from performance. Post Zimmer’s merger with Biomet, the company is now the leading manufacturer of hip and knee replacement devices. However, the combined company has since achieved fewer merger synergies than expected, therefore, we sold the stock.

The intent of the overlay managed by NAM is to limit market exposure when market volatility is high (high market volatility often translates into negative returns). Since this is a hedging strategy, the overlay tends to be a drag on performance during positive market environments and a positive contributor to performance during negative return environments.

NAM started the reporting period with no active hedge in place as forecasted volatility was within the target range. However, market volatility spiked in early September alongside concerns of a rate hike at the September 2016 Fed meeting. In response to increasing volatility levels, NAM increased their hedge to nearly 50% of the portfolio’s value to bring forecasted volatility back in line with the target and to protect investors in the event of a continued selloff. Fortunately, market volatility moderated from its September peak, and NAM reduced their hedge into October 2016. Earnings season brought back a modest amount of volatility earlier in October, as

6	NUVEEN

stocks disappointed on earnings and NAM increased their hedge at various times throughout the month. However, the U.S. election was the primary source of market uncertainty in October; that uncertainty translated into only a modest amount of volatility, and NAM closed out their hedge by the end of the month. NAM’s average hedge of 18% in October helped to mitigate drawdowns. Volatility started to move higher in the days leading up to the election, and NAM hedged a portion of our market exposure to protect investors in the event of a large downward market movement. Fortunately, markets calmed after the election, and NAM quickly reduced the hedge to capitalize on a low-volatility, rising U.S. market. While the overlay did moderate some market exposure during the entire reporting period, NAM succeeded in keeping volatility in the target range 94% of the time.

The Fund used S&P 500 eMini Index futures to manage the volatility of the Fund. During the period, these futures detracted from performance due to muted volatility and positive U.S. equity markets over the period.

NUVEEN	7

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile and can experience sharp price declines. The Fund’s managed volatility strategy may not achieve volatility within the desired range and can potentially limit the Fund’s gains in periods of strong positive equity market performance. The use of futures contracts and swaps to manage volatility may result in losses, in addition there is risk that the counterparty could default on its obligations. These and other risk considerations, such as non-U.S. investment and currency risks, are described in detail in the Fund’s prospectus.

8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charges were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment advisor during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Managed Volatility Equity Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of January 31, 2017

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(0.29)%	4.71%	2.44%
Class A Shares at maximum Offering Price	(6.02)%	(1.31)%	(1.97)%
Russell 1000® Growth Index	4.28%	17.23%	12.69%
Lipper Large-Cap Growth Funds Classification Average	3.28%	13.86%	11.89%

Class C Shares	(0.68)%	3.91%	1.67%
Class R6 Shares	(0.14)%	4.97%	2.71%
Class I Shares	(0.14)%	4.97%	2.71%

Average Annual Total Returns as of December 31, 2016 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(1.31)%	(7.18)%	(1.43)%
Class A Shares at maximum Offering Price	(6.98)%	(12.52)%	(5.96)%
Class C Shares	(1.72)%	(7.91)%	(2.19)%
Class R6 Shares	(1.20)%	(6.98)%	(1.19)%
Class I Shares	(1.20)%	(6.98)%	(1.19)%

Since inception returns are from 9/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	2.67%	3.42%	2.41%	2.42%
Net Expense Ratios	0.99%	1.74%	0.74%	0.74%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through November 30, 2017 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Fund’s Board of Trustees.

10	NUVEEN

Holding

Summaries as of January 31, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Winslow Managed Volatility Equity Fund

Fund Allocation

(% of net assets)

Common Stocks	95.9%
Repurchase Agreements	3.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	11.7%
IT Services	11.3%
Internet Software & Services	10.0%
Internet and Direct Marketing Retail	8.5%
Health Care Equipment & Supplies	4.9%
Biotechnology	4.7%
Semiconductors & Semiconductor Equipment	3.8%
Textiles, Apparel & Luxury Goods	3.3%
Media	3.2%
Aerospace & Defense	3.0%
Specialty Retail	2.9%
Pharmaceuticals	2.8%
Health Care Providers & Services	2.8%
Technology Hardware, Storage & Peripherals	2.7%
Banks	2.3%
Other	18.0%
Repurchase Agreements	3.9%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Amazon.com, Inc.	3.9%
Visa Inc.	3.9%
UnitedHealth Group Incorporated	2.8%
Apple, Inc.	2.7%
Facebook Inc., Class A Shares	2.6%

NUVEEN	11

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended January 31, 2017.

The beginning of the period is August 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Managed Volatility Equity Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$997.10	$993.20	$998.60	$998.60
Expenses Incurred During the Period	$4.93	$8.69	$3.68	$3.68
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.27	$1,016.48	$1,021.53	$1,021.53
Expenses Incurred During the Period	$4.99	$8.79	$3.72	$3.72

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.73%, 0.73% and 0.73% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12	NUVEEN

Nuveen Winslow Managed Volatility Equity Fund

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 95.9%

	COMMON STOCKS – 95.9%

	Aerospace & Defense – 3.0%

325	General Dynamics Corporation	$58,851

50	Northrop Grumman Corporation	11,454

605	Raytheon Company	87,217
	Total Aerospace & Defense	157,522

	Airlines – 1.3%

1,300	Southwest Airlines Co.	68,003

	Banks – 2.3%

675	JPMorgan Chase & Co.	57,125

1,100	Wells Fargo & Company	61,963
	Total Banks	119,088

	Biotechnology – 4.7%

465	Alexion Pharmaceuticals Inc., (2)	60,766

1,040	Celgene Corporation, (2)	120,796

170	Regeneron Pharmaceuticals, Inc., (2)	61,079
	Total Biotechnology	242,641

	Capital Markets – 2.1%

1,000	Intercontinental Exchange Group, Inc.	58,360

480	Moody’s Corporation	49,762
	Total Capital Markets	108,122

	Chemicals – 2.2%

430	Ecolab Inc.	51,656

200	Sherwin-Williams Company	60,762
	Total Chemicals	112,418

	Equity Real Estate Investment Trusts – 0.9%

465	American Tower Corporation, REIT	48,128

	Food & Staples Retailing – 1.5%

465	Costco Wholesale Corporation	76,237

	Health Care Equipment & Supplies – 4.9%

2,685	Boston Scientific Corporation, (2)	64,601

865	Danaher Corporation	72,591

575	Edwards Lifesciences Corporation, (2)	55,338

90	Intuitive Surgical, Inc., (2)	62,342
	Total Health Care Equipment & Supplies	254,872

NUVEEN	13

Nuveen Winslow Managed Volatility Equity Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Shares	Description (1)	Value

	Health Care Providers & Services – 2.8%

885	UnitedHealth Group Incorporated	$143,459

	Hotels, Restaurants & Leisure – 1.9%

300	Hilton Worldwide Holdings Inc.	17,274

1,450	Starbucks Corporation	80,069
	Total Hotels, Restaurants & Leisure	97,343

	Industrial Conglomerates – 1.7%

735	Honeywell International Inc.	86,965

	Internet and Direct Marketing Retail – 8.5%

248	Amazon.com, Inc., (2)	204,223

1,165	CTRIP.com, ADR, (2)	50,340

410	Expedia, Inc.	49,852

345	NetFlix.com Inc., (2)	48,545

57	Priceline Group, Inc., (2)	89,782
	Total Internet and Direct Marketing Retail	442,742

	Internet Software & Services – 10.0%

700	Alibaba Group Holding Limited, Sponsored ADR, (2)	70,917

152	Alphabet Inc., Class A, (2)	124,669

167	Alphabet Inc., Class C Shares, (2)	133,064

275	CoStar Group, Inc., (2)	55,578

1,035	Facebook Inc., Class A Shares, (2)	134,881
	Total Internet Software & Services	519,109

	IT Services – 11.3%

260	Automatic Data Processing, Inc.	26,257

725	Fidelity National Information Services	57,580

510	Fiserv, Inc., (2)	54,789

495	FleetCor Technologies Inc., (2)	73,008

945	MasterCard, Inc.	100,482

1,810	PayPal Holdings, Inc., (2)	72,002

2,455	Visa Inc.	203,053
	Total IT Services	587,171

	Life Sciences Tools & Services – 1.0%

355	Thermo Fisher Scientific, Inc.	54,098

	Machinery – 1.1%

1,005	Fortive Corporation	55,587

	Media – 3.2%

88	Charter Communications, Inc., Class A, (2)	28,508

1,030	Comcast Corporation, Class A	77,683

550	Walt Disney Company	60,858
	Total Media	167,049

14	NUVEEN

Shares	Description (1)	Value

	Multiline Retail – 1.3%

900	Dollar Tree Stores Inc., (2)	$69,471

	Oil, Gas & Consumable Fuels – 1.8%

445	Diamondback Energy, (2)	46,801

275	Pioneer Natural Resources Company	49,563
	Total Oil, Gas & Consumable Fuels	96,364

	Pharmaceuticals – 2.8%

470	Eli Lilly and Company	36,204

1,995	Zoetis Incorporated	109,605
	Total Pharmaceuticals	145,809

	Road & Rail – 1.2%

600	Union Pacific Corporation	63,948

	Semiconductors & Semiconductor Equipment – 3.8%

1,220	Applied Materials, Inc.	41,785

470	Broadcom Limited	93,765

2,585	Micron Technology, Inc., (2)	62,324
	Total Semiconductors & Semiconductor Equipment	197,874

	Software – 11.7%

700	Adobe Systems Incorporated, (2)	79,366

600	Electronic Arts Inc., (2)	50,058

510	Intuit, Inc.	60,476

2,015	Microsoft Corporation	130,270

1,200	Mobileye NV, (2)	51,552

1,400	Salesforce.com, Inc., (2)	110,740

745	ServiceNow Inc., (2)	67,512

1,035	Splunk Inc., (2)	59,885
	Total Software	609,859

	Specialty Retail – 2.9%

735	Home Depot, Inc.	101,121

195	O’Reilly Automotive Inc., (2)	51,143
	Total Specialty Retail	152,264

	Technology Hardware, Storage & Peripherals – 2.7%

1,175	Apple, Inc.	142,585

	Textiles, Apparel & Luxury Goods – 3.3%

640	Lululemon Athletica Inc., (2)	43,205

2,420	Nike, Inc., Class B	128,017
	Total Textiles, Apparel & Luxury Goods	171,222
	Total Long-Term Investments (cost $4,267,606)	4,989,950

NUVEEN	15

Nuveen Winslow Managed Volatility Equity Fund (continued)

Portfolio of Investments	January 31, 2017 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.9%

	REPURCHASE AGREEMENTS – 3.9%

$206	Repurchase Agreement with Fixed income Clearing Corporation, dated 1/31/17, repurchase price $205,763, collateralized by $215,000 U.S. Treasury Notes, 2.125%, due 5/15/25, value $211,206	0.030%	2/01/17	$205,762
	Total Short-Term Investments (cost $205,762)			205,762
	Total Investments (cost $4,473,368) – 99.8%			5,195,712
	Other Assets Less Liabilities – 0.2%			8,509
	Net Assets – 100%			$5,204,221

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

16	NUVEEN

Statement of

Assets and Liabilities	January 31, 2017 (Unaudited)

Assets
Long-term investments, at value (cost $4,267,606)	$4,989,950
Short-term investments, at value (cost approximates value)	205,762
Cash	50,574
Receivable for:
Dividends	1,134
Investments sold	121,701
Reimbursement from Adviser	4,245
Other assets	15
Total assets	5,373,381
Liabilities
Payable for investments purchased	141,913
Accrued expenses:
Custodian fees	13,388
Professional fees	8,719
Trustees fees	47
12b-1 distribution and service fees	54
Other	5,039
Total liabilities	169,160
Net assets	$5,204,221
Class A Shares
Net assets	$51,650
Shares outstanding	2,500
Net asset value (“NAV”) per share	$20.66
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$21.92
Class C Shares
Net assets	$51,132
Shares outstanding	2,500
NAV and offering price per share	$20.45
Class R6 Shares
Net assets	$51,796
Shares outstanding	2,500
NAV and offering price per share	$20.72
Class I Shares
Net assets	$5,049,643
Shares outstanding	243,729
NAV and offering price per share	$20.72
Net assets consist of:
Capital paid-in	$5,027,054
Undistributed (Over-distribution of) net investment income	(276)
Accumulated net realized gain (loss)	(544,901)
Net unrealized appreciation (depreciation)	722,344
Net assets	$5,204,221
Authorized shares — per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

NUVEEN	17

Statement of

Operations	Six Months Ended January 31, 2017 (Unaudited)

Investment Income	$20,748
Expenses
Management fees	18,691
12b-1 service fees — Class A Shares	64
12b-1 distribution and service fees — Class C Shares	255
Shareholder servicing agent fees	171
Custodian fees	24,171
Trustees fees	185
Professional fees	8,824
Shareholder reporting expenses	6,702
Federal and state registration fees	63
Other	2,282
Total expenses before fee waiver/expense reimbursement	61,408
Fee waiver/expense reimbursement	(41,839)
Net expenses	19,569
Net investment income (loss)	1,179
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	30,262
Futures contracts	(131,441)
Change in net unrealized appreciation (depreciation) of investments	90,266
Net realized and unrealized gain (loss)	(10,913)
Net increase (decrease) in net assets from operations	$(9,734)

See accompanying notes to financial statements.

18	NUVEEN

Statement of

Changes in Net Assets	(Unaudited)

	Six Months Ended 1/31/17	For the Period 9/28/15 (commencement of operations) through 7/31/16
Operations
Net investment income (loss)	$1,179	$1,192
Net realized gain (loss) from:
Investments	30,262	(116,190)
Futures contracts	(131,441)	(327,532)
Change in net unrealized appreciation (depreciation) of investments	90,266	632,078
Net increase (decrease) in net assets from operations	(9,734)	189,548
Distributions to Shareholders
From net investment income:
Class R6 Shares	(28)	—
Class I Shares	(2,783)	—
Decrease in net assets from distributions to shareholders	(2,811)	—
Fund Share Transactions
Proceeds from sale of shares	—	5,125,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	67	—
	67	5,125,000
Cost of shares redeemed	(97,849)	—
Net increase (decrease) in net assets from Fund share transactions	(97,782)	5,125,000
Net increase (decrease) in net assets	(110,327)	5,314,548
Net assets at the beginning of period	5,314,548	—
Net assets at the end of period	$5,204,221	$5,314,548
Undistributed (Over-distribution of) net investment income at the end of period	$(276)	$1,356

See accompanying notes to financial statements.

NUVEEN	19

Financial

Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (9/15)
2017(f)	$20.72	$(0.02)	$(0.04)	$(0.06)	$—	$—	$—	$20.66
2016(d)	20.00	(0.04)	0.76	0.72	—	—	—	20.72
Class C (9/15)
2017(f)	20.59	(0.10)	(0.04)	(0.14)	—	—	—	20.45
2016(d)	20.00	(0.16)	0.75	0.59	—	—	—	20.59
Class R6 (9/15)
2017(f)	20.76	0.01	(0.04)	(0.03)	(0.01)	—	(0.01)	20.72
2016(d)	20.00	0.01	0.75	0.76	—	—	—	20.76
Class I (9/15)
2017(f)	20.76	0.01	(0.04)	(0.03)	(0.01)	—	(0.01)	20.72
2016(d)	20.00	0.01	0.75	0.76	—	—	—	20.76

20	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(0.29)%	$52	2.57	%*	(1.79	)%*	0.98	%*	(0.19	)%*	32%
3.60	52	2.67	*	(1.89	)*	0.99	*	(0.21	)*	81

(0.68)	51	3.33	*	(2.54	)*	1.73	*	(0.95	)*	32
2.95	51	3.42	*	(2.64	)*	1.74	*	(0.96	)*	81

(0.14)	52	2.32	*	(1.53	)*	0.73	*	0.06	*	32
3.80	52	2.41	*	(1.64	)*	0.74	*	0.04	*	81

(0.14)	5,050	2.32	*	(1.53	)*	0.73	*	0.06	*	32
3.80	5,159	2.42	*	(1.64	)*	0.74	*	0.04	*	81

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 28, 2015 (commencement of operations) through July 31, 2016.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended January 31, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	21

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Managed Volatility Equity Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

The end of the reporting period for the Fund is January 31, 2017, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Winslow Capital is primarily responsible for managing the equity portion of the Fund’s portfolio and NAM is primarily responsible for managing the Fund’s volatility.

Fund Liquidation

On February 24, 2017, the Adviser announced that the Fund will be liquidated, as approved by the Fund’s Board of Trustees (the “Board”). The liquidation took place at the close of business on March 3, 2017 (subsequent to the close of this reporting period), at which time shareholders received the proceeds of the liquidation.

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation while maintaining a consistent level of volatility.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

22	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

NUVEEN	23

Notes to Financial Statements (Unaudited) (continued)

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,989,950	$—	$—	$4,989,950
Short-Term Investments:
Repurchase Agreements	—	205,762	—	205,762
Total	$4,989,950	$205,762	$—	$5,195,712
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

24	NUVEEN

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$205,762	$(205,762)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used S&P 500 eMini Index futures to manage the volatility of the Fund.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$—
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period. There were no contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts
Equity	Futures contracts	$(131,441)

NUVEEN	25

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal periods were as follows:

	Six Months Ended 1/31/17		For the period 9/28/15 (commencement of operations) through 7/31/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	2,500	$50,000
Class C	—	—	2,500	50,000
Class R6	—	—	2,500	50,000
Class I	—	—	248,524	4,975,000
Shares issued to shareholders due to reinvestment of distributions:
Class I	3	67	—	—
	3	67	256,024	5,125,000
Shares redeemed:
Class I	(4,798)	(97,849)	—	—
	(4,798)	(97,849)	—	—
Net increase (decrease)	(4,795)	$(97,782)	256,024	$5,125,000

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period aggregated $1,625,504 and $1,939,228, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

As of January 31, 2017, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$4,490,139
Gross unrealized:
Appreciation	$764,146
Depreciation	(58,573)
Net unrealized appreciation (depreciation) of investments	$705,573

26	NUVEEN

Permanent differences, primarily due to nondeductible stock issuance costs, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2016, the Fund’s last tax year end, as follows:

Capital paid-in	$(164)
Undistributed (Over-distribution of) net investment income	164
Accumulated net realized gain (loss)	—

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2016, the Fund’s last tax year end, were as follows:

Undistributed net ordinary income[1]	$1,356
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s last tax year ended July 31, 2016, was designated for purposes of the dividends paid deduction as follows:

For the period September 28, 2015 (commencement of operations) through July 31, 2016
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2016, the Fund's last tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$426,950

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

NUVEEN	27

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of January 31, 2017, the complex-level fee for the Fund was 0.1621%.

The Adviser has agreed to waive fees and/or reimburse expenses through November 30, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board.

Other Transactions with Affiliates

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained	$211

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class R6 Shares	2,500
Class I Shares	242,500

8. Subsequent Events

As previously noted in Note 1 – General Information and Significant Accounting Policies, the Fund liquidated after the close of business on March 3, 2017.

28	NUVEEN

Additional

Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Winslow Capital
Management, LLC

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	29

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

30	NUVEEN

Notes

NUVEEN	31

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, Member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-WINME-0117P        124207

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: April 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: April 7, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: April 7, 2017